Exhibit 10.11

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

Execution Version

SHATTUCK LABS, INC.

and

MILLENNIUM PHARMACEUTICALS, INC.

COLLABORATION AGREEMENT

Effective as of August 8, 2017

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

i

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

ARTICLE 7 CONFIDENTIALITY		36
7.1	Confidential Information	36
7.2	Authorized Disclosure	37
7.3	Certain Authorized Disclosures	38
7.4	Publications and Presentations	39

ARTICLE 8 TERM AND TERMINATION		40
8.1	Term	40
8.2	Termination by the Parties	40
8.3	Termination for Breach	40
8.4	Other Termination by Millennium	41
8.5	Consequences of Expiration or Termination	41
8.6	Ongoing Obligations	44

ARTICLE 9 REPRESENTATIONS, WARRANTIES AND COVENANTS		45
9.1	Mutual Representation of Authority; Consents	45
9.2	Additional Representations and Warranties of the Parties	46
9.3	Mutual Covenant	47
9.4	Additional Covenants of Shattuck	47
9.5	Disclaimer of Warranty	48

ARTICLE 10 INDEMNIFICATION		48
10.1	Indemnity by Millennium	48
10.2	Indemnity by Shattuck	49
10.3	Insurance	50
10.4	Limitation of Liability	51

ARTICLE 11 GENERAL		51
11.1	Assignment and Change of Control	51
11.2	Governing Law	51
11.3	Referral of Disputes to Senior Executives	52
11.4	Jurisdiction and Venue	52
11.5	Interim Relief	52
11.6	Business Day	52
11.7	Notices	52
11.8	Force Majeure	53
11.9	Independent Contractors	53
11.10	No Strict Construction	53
11.11	No Implied Waivers; Rights Cumulative	53
11.12	Severability	53
11.13	Execution in Counterparts	54
11.14	No Third Party Beneficiaries or Obligors	54
11.15	Entire Agreement	54
11.16	Amendment	54
11.17	Compliance	54

ii

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

SCHEDULES

Schedule A	Designated ARC Molecules
Schedule B	Development Plans for SM1 and SM2
Schedule C	DM License Agreement
Schedule D	DM1
Schedule E	DM2
Schedule F	SM License Agreement
Schedule G	SM1
Schedule H	Joint Press Release
Schedule 9.2	Shattuck Disclosure Schedule

iii

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

COLLABORATION AGREEMENT

This Collaboration Agreement (this “Agreement”), effective this 8th day of August, 2017 (the “Effective Date”), is between Millennium Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at 40 Landsdowne Street, Cambridge, MA 02139 (“Millennium”), and Shattuck Labs, Inc., a Delaware corporation having its principal place of business at 3317 Bowman Avenue, Austin, TX 78703 (“Shattuck”). Millennium and Shattuck are each sometimes referred to herein as a “Party” and collectively as the “Parties.”

WHEREAS:

(A)

Shattuck has proprietary technology and scientific expertise relating to research and development of biologic molecules designed to simultaneously block candidate checkpoint molecules in cancer while also stimulating the TNF superfamily co-stimulatory receptors on T-cells;

(B)	Millennium and its Affiliates have expertise in developing, marketing and selling pharmaceutical products; and

(C)

Shattuck and Millennium wish to collaborate on the development of certain biologic molecules upon the terms and subject to the conditions set out in this Agreement, and Shattuck wishes to grant to Millennium time-limited options to enter into exclusive licenses to further develop, manufacture and sell products containing such biologic molecules.

WITNESSES THAT, in consideration of the premises and the mutual covenants contained herein, Shattuck and Millennium agree as follows:

ARTICLE 1

DEFINITIONS/INTERPRETATION

1.1	Definitions

In this Agreement:

“AAA” has the meaning set out in Section 4.1(c)(ii).

“Action” means any civil, criminal, administrative or regulatory claim, action, cause of action, suit, litigation, controversy, arbitration, investigation, hearing, charge, complaint, or proceeding to, from, by or before any Governmental Entity.

“Adverse Event” means the development of an undesirable medical condition or the deterioration of a pre-existing medical condition in a patient or clinical investigation subject following or during exposure to a pharmaceutical product or investigational drug, whether or not considered causally related to such product or drug, the exacerbation of any pre-existing condition(s) occurring during the use of such product or drug, or any other adverse experience or adverse drug experience described in the FDA’s Investigational New Drug safety reporting and regulatory approval post-marketing reporting regulations, 21 C.F.R. §§ 312.32 and 314.80, respectively, and any applicable corresponding regulations outside the U.S. For purposes of this Agreement, (a) “undesirable medical condition” will include [***], and (b) the failure of a product to exhibit its expected pharmacologic/biologic effect in a Clinical Trial [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with such Person. For purposes of this definition only, “controls” and, with correlative meanings, the terms “controlled by” and “under common control with” another Person will mean:

(a)	direct or indirect ownership of more than fifty percent (50%) of the outstanding voting securities or other voting interests of the other Person; or

(b)	direct or indirect possession of the power to elect or appoint more than fifty percent (50%) of the members of the governing body of the other Person;

provided that in the case of jurisdictions in which the maximum percentage ownership permitted by law for a foreign investor is less than fifty percent (50%), such lower percentage will be substituted in clause (a) of the preceding sentence. Neither of the Parties to this Agreement will be deemed to be an “Affiliate” of the other solely as a result of their entering into this Agreement.

“Agreement” has the meaning set out in preamble to this Agreement.

“Agreement Fee” has the meaning set out in Section 5.3(b).

“Ancillary Agreement” means each License Agreement and any additional agreement that may be entered into from time to time after the Effective Date by and between the Parties relating to the subject matter hereof.

“Applicable Law” means all applicable laws, rules, regulations, guidelines and policies that apply to the performance of either Party’s obligations relating to this Agreement that may be in effect from time to time (including disclosure obligations as required by any stock exchange or securities commission having authority over a Party, and any applicable rules, guidelines or other requirements of a Regulatory Authority) to the extent applicable to such Party.

“Arbitrators’ Decision” has the meaning set out in Section 4.1(c)(v).

“ARC Molecule” means a protein comprising an extracellular domain based on a type I transmembrane protein and an extracellular domain based on a type II transmembrane protein designed to simultaneously block candidate checkpoint molecules in cancer cells while also stimulating the tumor necrosis factor superfamily co-stimulatory receptors on T-cells (and innate cells).

“ARC Platform” means Shattuck’s proprietary Agonist Redirected Checkpoint (“ARC”) platform technology useful for Developing, Commercializing and Exploiting ARC Molecules.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

“ARC Technology IP” means all Know-How and Patent Rights (a) Controlled by Shattuck or its Affiliates prior to the Effective Date, (b) that comes under Shattuck’s Control at any time during the Term, or (c) that are developed by or on behalf of either Party or its Affiliates as a result of such Party’s activities under this Agreement or as a result of such Party’s access to Shattuck Confidential Information; each of (a)—(c), to the extent such Know-How or Patent Rights (i) Cover the ARC Platform, which includes, for clarity, processes for making ARC Molecules; analytical methods for [***], and (ii) are not Development Molecule IP or Selected Molecule IP. For clarity, a Patent Right may describe or claim ARC Technology IP, Development Molecule IP and Selected Molecule IP, and the determination of what constitutes ARC Technology IP, Development Molecule IP or Selected Molecule IP will be made on a claim-by-claim basis.

“Binding MOU” has the meaning set out in Section 4.2(c)

“Breach Notice” has the meaning set out in Section 8.3(a).

“Breaching Party” has the meaning set out in Section 8.3(a).

“Budget” means a budget that specifies the anticipated internal and out-of-pocket expenses and costs to be incurred by Shattuck during the Development Period for the conduct of the activities set out in the Development Plan, broken down by Calendar Quarter. The initial Budget will be prepared by Shattuck within [***] following the Effective Date.

“Business Day” means any day other than a Saturday or Sunday or a banking holiday in New York, NY.

“Calendar Quarter” means, with respect to the first Calendar Quarter during the Term, the period beginning on the Effective Date and ending on the last day of the calendar quarter within which the Effective Date falls, and thereafter each successive period of three calendar months ending on each of March 31, June 30, September 30 and December 31; except that the last Calendar Quarter during the Term will end upon the expiration of the Term.

“Calendar Year” means the period of twelve consecutive calendar months beginning on January 1 and ending on (and including) December 31; provided, however, that (a) the first Calendar Year during the term will begin on the Effective Date and end on December 31 of the calendar year within which the Effective Date falls, and (b) the last Calendar Year during the Term will end upon expiration of the Term.

“Change of Control Event” has the meaning set out in Section 11.1.

“Clinical Trial” means any clinical study involving the administration of a product to a human subject for the purpose of evaluating the safety, efficacy, performance or other characteristic of such product.

“Commercially Reasonable Efforts” means efforts of a Party to carry out its applicable obligations or tasks under this Agreement in a [***] manner using such efforts and employing such resources normally used by: (a) with respect to Shattuck, [***], and (b) with respect to Millennium, [***], taking into account all relevant factors; which, with respect to (a) and (b) will reflect such efforts for the Development of a product that, in each case is of [***]. With respect to Shattuck, Commercially Reasonable Efforts will additionally take into account [***].

“Competing Activity” has the meaning set out in Section 2.9(b).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

“Confidential Information” means all non-public proprietary Intellectual Property Controlled by a Party or other non-public information (whether or not patentable) regarding a Party’s or its Affiliates’ activities and such Party’s and its Affiliates’ technology, products, business information and objectives that is disclosed by a Party to the other Party or that the other Party obtains by access to or inspection of such Party’s operations, facilities, materials or other items of a Party that are available to such other Party, in each case in the course of performing its obligations or, exercising its rights under this Agreement, and that are marked as “confidential” or with a similar marking by the disclosing Party prior to or at the time of such disclosure. Notwithstanding the foregoing, Intellectual Property or other non-public information that is orally, electronically or visually disclosed by a Party without a written designation of confidentiality will constitute Confidential Information of a Party: (a) if the disclosing Party, within [***] after such disclosure, delivers to the other Party a written document summarizing the Intellectual Property or other information, designating the same as confidential or (b) if such information is of the type that is customarily considered to be confidential information by Persons engaged in activities that are substantially similar to the activities being engaged in by the Parties. Notwithstanding the foregoing, (i) any technical or business information of a Party or its Affiliates disclosed at a meeting of the JDC or JPC will constitute Confidential Information of a Party unless otherwise specified in writing and (ii) any Specified Confidential Information will, during the Development Period (or, if applicable, until the end of the Exercise Period) be deemed the Confidential Information of both Parties (with each of Shattuck and Millennium considered the Receiving Party and the Disclosing Party, and clauses (A) and (D) of the second following sentence will not apply to such Specified Confidential Information), and, after the Development Period (or, if applicable, the Exercise Period), in the event (y) Millennium is not granted a DM Exclusive License or SM Exclusive License, as applicable, with respect to the applicable Molecule, the Specified Confidential Information relating to such Molecule will be deemed the Confidential Information of Shattuck and not Millennium and (z) Millennium is granted a DM Exclusive License or SM Exclusive License with respect to such Molecule, the Specified Confidential Information relating to such Molecule will thereafter be deemed the Confidential Information of Millennium and not Shattuck, subject to the terms of the applicable License Agreement (including terms which provide that Specified Confidential Information will be deemed Confidential Information of Shattuck in the event of certain termination events). The terms of this Agreement will constitute Confidential Information of both Parties. “Confidential Information” does not include information that (A) was known or used by the receiving Party prior to its date of disclosure to the receiving Party, as demonstrated by competent and contemporaneous written records; (B) either before or after the date of the disclosure to the receiving Party is lawfully disclosed to the receiving Party by sources (other than the disclosing Party) rightfully in possession of the Confidential Information and not bound by confidentiality obligations to the disclosing Party; (C) either before or after the date of the disclosure to the receiving Party becomes published or generally known to the public through no fault or omission on the part of the receiving Party; or (D) is independently developed by or for the receiving Party without access to, reference to or reliance upon the Confidential Information, as demonstrated by competent and contemporaneous written records.

“Control” or “Controlled” means, when used in reference to a Party and an item, Intellectual Property rights or proprietary or trade secret information, the legal authority or right of such Party or its Affiliates (whether by ownership or license, other than pursuant to a license under this Agreement) to grant the right to use such item or a license or sublicense of such Intellectual Property rights to the other Party, or to otherwise disclose such proprietary or trade secret information to such other Party, without breaching the terms of any agreement with a Third Party pursuant to which such rights, item or information were acquired or generated or misappropriating the proprietary or trade secret information or Know-How of a Third Party. Notwithstanding anything to the contrary under this Agreement, [***].

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

“Cover”, “Covered” or “Covering” means, (a) with respect to a Patent Right in a country, that the Development, Commercialization or other Exploitation of a composition of matter, product, process or method in such country would, but for ownership or the grant of a license to such Patent Right, infringe a Valid Claim of such Patent Right; and (b) with respect to Know-How in a country, that such Know-How is useful or necessary for the Development, Commercialization or other Exploitation of a composition of matter, product, process or method in such country.

“Covered Results” has the meaning set out in Section 7.4.

“Designated ARC Molecule” means, individually, [***] (as described in greater detail in Schedule A), and “Designated ARC Molecules” means collectively [***].

“Development” or “Develop” means the conduct of all research, formulating, preclinical and other testing, nonclinical activities, Clinical Trials and other studies, and all other activities (including test method development, stability testing, toxicology studies, process development, statistical analysis and report writing, packaging, labelling and regulatory affairs, product approval and registration activities) necessary, desirable, or reasonably useful or otherwise requested or required by a Regulatory Authority as a condition or in support of obtaining and maintaining Regulatory Approval for a Molecule.

“Development Funding Payment” has the meaning set out in Section 5.2(a).

“Development Molecule” means DM1 or DM2, and “Development Molecules” refers to both DM1 and DM2.

“Development Molecule IP” means all Know-How and Patent Rights (a) Controlled by Shattuck prior to the Effective Date, (b) that come under Shattuck’s Control at any time during the Term, or (c) developed by either Party or its Affiliates during the Term as a result of such Party’s activities under this Agreement or as a result of such Party’s access to Shattuck’s Confidential Information; in each case that solely Covers a Development Molecule, including compositions of matter, methods of making, methods of using and methods of manufacture that solely relate to or solely Cover a Development Molecule. For clarity, a Patent Right may describe or claim ARC Technology IP, Development Molecule IP and Selected Molecule IP, and the determination of what constitutes ARC Technology IP, Selected Molecule IP or Development Molecule IP will be made on a claim-by-claim basis.

“Development Period” means the period beginning on the Effective Date and ending at the end of the last-to-expire Development Term.

“Development Plan” means the written plan setting forth in reasonable detail the Development activities related to the Selected Molecules, Designated ARC Molecules and Development Molecules to be conducted by or on behalf of Shattuck and its Affiliates pursuant to this Agreement, as further described in Article 2. The initial Development Plans for SM1 and SM2 are attached as Schedule B. The initial Development Plans for DM1 and the Designated ARC Molecules will be prepared by Shattuck within [***] following the Effective Date.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

“Development Program” means the Development activities to be conducted by Shattuck or its Affiliates over the course of the Development Term, as set out in Article 2 herein and in the Development Plan.

“Development Term” means, on a Molecule-by-Molecule basis, the period of time commencing on the Effective Date and continuing: (a) for each Selected Molecule until the earlier of (i) the ninetieth (90th) day following completion of a [***] study with respect to such Selected Molecule conducted in accordance with the Development Plan, (ii) delivery by Millennium of an Exercise Notice with respect to such Selected Molecule or (iii) delivery by Millennium of a Termination Notice pursuant to Section 8.4 with respect to such Selected Molecule; (b) for each Development Molecule until the earlier of (i) the ninetieth (90th) day following delivery by Shattuck to Millennium of a report detailing the results of the Final Phase I Clinical Trial for such Development Molecule, (ii) delivery by Millennium of an Exercise Notice with respect to such Development Molecule or (iii) delivery by Millennium of a Termination Notice pursuant to Section 8.4 with respect to such Development Molecule; and (c) for each Designated ARC Molecule until the earlier of (i) the designation of such Designated ARC Molecule as SM2 (in which case the Development Term for such Molecule will be governed by the foregoing clause (a)), (ii) delivery by Millennium of a Termination Notice pursuant to Section 8.4 with respect to such Designated ARC Molecule or (iii) the end of the Development Term for SM2.

“Disclosing Party” has the meaning set out in Section 7 .1.

“Dispute” has the meaning set out in Section 11.3.

“DM Exclusive License” has the meaning set out in Section 4.1(a).

“DM Exclusive Option” has the meaning set out in Section 4.1(a).

“DM License Agreement” means the license agreement attached to this Agreement as Schedule C.

“DM Option Term” has the meaning set out in Section 4.1(b).

“DM1” means the PD-1-Fc-OX40L molecule (as described in greater detail in Schedule D).

“DM2” means the CSF1R-Fc-CD40L molecule (as described in greater detail in Schedule E).

“Dollars” or the symbol “$” means dollars of the U.S.

“Effective Date” has the meaning set out in the preamble to this Agreement.

“EMA” means the European Medicines Agency and any successor agency thereto.

“Excluded Activity” has the meaning set out in Section 2.9(b).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

“Exclusivity Period” has the meaning set out in Section 4.2(c).

“Exercise Notice” has the meaning set out in Section 4.1(d).

“Exercise Period” has the meaning set out in Section 4.1(d).

“Exploit” means to make, have made, import, use, sell, or offer for sale, including to research, Develop, commercialise, register, manufacture, have manufactured, hold, or keep (whether for disposal or otherwise), have used, export, transport, distribute, promote, market, or have sold or otherwise disposed of.

“Exploitation” means the act of Exploiting a product, treatment, process or use.

“Ex-U.S. Major Market” means any of [***].

“Fair Market Value” means [***].

“FD&C Act” means the Federal Food, Drug & Cosmetic Act, as amended, together with any rules, regulations, requirements and guidances promulgated thereunder (including all additions, supplements, extensions and modifications thereto).

“FDA” means the U.S. Food and Drug Administration and any successor agency thereto.

“Final Phase I Clinical Trial” means, with respect to a Development Molecule, a Phase I Clinical Trial (conducted pursuant to a protocol reviewed and approved by the JDC) in which a recommended dose and dosing schedule for a subsequent Phase II (or higher) Clinical Trial is established.

“First Development Funding Payment” has the meaning set out in Section 5.2(a).

“Former SM2 Molecule” has the meaning set out in Section 2.8(b).

“GCP” or “Good Clinical Practices” means the then-current standards for good clinical practices for pharmaceuticals, as set forth in the FD&C Act, including the Code of Federal Regulations and the guidelines of the International Conference on Harmonization and other comparable regulations and guidances of any Regulatory Authority in any country or region outside of the U.S., as applicable.

“GLP” or “Good Laboratory Practices” means the then-current standards for good laboratory practices for pharmaceuticals, as set forth in the FD&C Act, including the Code of Federal Regulations and the guidelines of the International Conference on Harmonization and other comparable regulations and guidances of any Regulatory Authority in any country or region outside of the U.S., as applicable.

“Governmental Entity” means any instrumentality, subdivision, court, administrative agency, commission or other similar authority of any country, state, province, prefect, municipality, locality, multinational organization or other government or political subdivision thereof, or any quasi-governmental, private body or arbitral body exercising any executive, legislative, judicial, quasi-judicial, regulatory, taxing, importing, administrative or other governmental or quasi-governmental authority.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

“Heat” means Heat Biologics, Inc.

“Heat License Agreement” means that certain Exclusive License Agreement, dated as of June 3, 2016, by and between Shattuck and Heat.

“HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

“Intellectual Property” means Patent Rights, Know-How, trade names, trademarks, copyright, trade dress, industrial and other designs, sequences, and all other forms of intellectual property, all whether or not registered, capable of registration, published or unpublished.

“In Vitro Efficacy Studies” means, with respect to each Development Molecule, the in vitro studies to be conducted with respect to such Development Molecule, as described in further detail in the Development Plan. The Parties intend that the In Vitro Efficacy Studies will be conducted, and the results thereof will be provided to Millennium, prior to [***].

“JDC Chair” has the meaning set out in Section 3.1(c).

“Joint Development Committee” or “JDC” has the meaning set out in Section 3.1(a).

“Joint Patent Committee” or “JPC” has the meaning set out in Section 6.3(c).

“JPC Chair” has the meaning set out in Section 6.3(c)(i).

“Know-How” means any and all proprietary know-how, inventions, discoveries, trade secrets, information, data and materials, including ideas, concepts, formulas, methods, assays, practices, processes, software, sequences, devices, techniques, procedures, designs, compositions, constructs, compounds, plans, applications, research, preclinical and clinical data, regulatory information, manufacturing process, scale-up and other technical data, reports, documentation and samples, including: biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, in each case whether or not patentable and that is not generally known. Know-How excludes Patent Right(s).

“Laboratory Notebooks” has the meaning set out in Section 2.5(a).

“License Agreement” means, individually, each DM License Agreement and SM License Agreement entered into by the Parties pursuant to the terms hereof, and “License Agreements” means, collectively, all, DM License Agreements and SM License Agreements entered into by the Parties pursuant to the terms hereof.

“License Effective Date” has the meaning set out in Section 4.1(e).

“License Fee” has the meaning set out in Section 4.1(c)(i).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

“Losses” has the meaning set out in Section 10.1.

“Millennium” has the meaning set out in the preamble to this Agreement.

“Millennium Indemnified Parties” has the meaning set out in Section 10.2.

“Millennium Technology IP” means all Know-How and Patent Rights that (a) (i) are Controlled by Millennium or its Affiliates prior to the Effective Date, (ii) come into Millennium’s or its Affiliates’ Control at any time during the Development Period, or (iii) are developed by or on behalf of either Party or its Affiliates as a result of such Party’s activities under this Agreement, and Covers Targets (individually or in combination as a Target Pair) or binding domains to such Targets (e.g., peptides, polypeptides, proteins, antibodies, nanobodies, single-chain variable fragments and compounds)); and (b) are not Development Molecule IP or Selected Molecule IP.

“Molecule” means, individually, DM1, DM2, SM1, SM2 or any of the Designated ARC Molecules, and “Molecules” means, collectively, DM1, DM2, SM1, SM2 and the Designated ARC Molecules.

“Negotiation Period” has the meaning set out in Section 4.2(d).

“Non-Breaching Party” has the meaning set out in Section 8.3(a).

“Opt-In Notice” has the meaning set out in Section 4.2(b).

“Opt-In Period” has the meaning set out in Section 4.2(b).

“Option Fee Negotiation Period” has the meaning set out in Section 4.1(c)(i).

“Option Notice” has the meaning set out in Section 4.1(b).

“Other IP” has the meaning set out in Section 6.1(b)(iii).

“Out-of-Pocket Costs” means the actual and documented out-of-pocket expenses incurred by Shattuck and its Affiliates in the performance of Development activities for each of the Selected Molecules and the Designated ARC Molecules in accordance with the Development Plan.

“Party” and/or “Parties” has the meaning set out in the preamble of this Agreement.

“Patent Prosecution” has the meaning set out in Section 6.3(a).

“Patent Rights” means (a) any national, regional and international issued patents and pending patent applications, including provisional patent applications, (b) any patent applications filed either from the foregoing or from an application claiming priority to the foregoing, including all provisional applications, converted provisionals, substitutions, continuations, continuations-in-part, divisionals, renewals, and continued prosecution applications, and all patents granted thereon, (c) patents-of-addition, revalidations, reissues, reexaminations and extensions or restorations (including any supplementary protection certificates and the like) by existing or future extension or restoration mechanisms, including patent term adjustments, patent term extensions,

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

supplementary protection certificates or the equivalent thereof, (d) inventor’s certificates, utility models, petty patents, innovation patents and design patents, (e) other forms of government-issued rights comparable in scope to any of the foregoing, including so-called pipeline protection or any importation, revalidation, confirmation or introduction patent or registration patent or patent of additions to any of such foregoing and (f) U.S. and foreign counterparts of any of the foregoing.

“[***]” has the meaning set out in Section [***].

“[***]” has the meaning set out in Section [***].

“Permitted Subcontractor” has the meaning set out in Section 2.4.

“Person” means any individual, sole proprietorship, partnership, corporation, limited liability company, joint stock company, unincorporated association, trust or any other entity that has legal capacity to own property in its own name or to sue or be sued, including a government or political subdivision, department or agency of a government.

“Phase I Clinical Trial” means a Clinical Trial of one or more products that is designed to be conducted by or on behalf of a Party, its Affiliates, licensees or sublicensees on a sufficient number of subjects for, and that generally provides for the first introduction into humans of such product(s) with, the primary purpose of assessing metabolism and pharmaceologic actions of the product in humans and the side effects associated with increasing doses, in a manner that is generally consistent with 21 C.F.R. § 312.21(a), as amended (or its successor regulation).

“Product Complaint Information” means information regarding a problem or potential problem with the quality, performance or safety of a medical product that has been distributed for commercial use.

“Prospective Investors” has the meaning set out in Section 7.3(e).

“Receiving Party” has the meaning set out in Section 7.1.

“Regulatory Approval” means, with respect to a country or extra-national territory, any and all approvals, licenses, registrations or authorizations of any Regulatory Authority necessary in order to Development, Manufacture, Commercialize and/or otherwise Exploit a Molecule in such country or some or all of such extra-national territory.

“Regulatory Authority” means any federal, national, multinational, regional, state, provincial or local regulatory agency, department, bureau, commission, council or other governmental or quasi-governmental entity with authority over the testing, manufacture, use, storage, import, promotion, marketing, pricing and reimbursement approval, or sale of a product in a country or territory, including the FDA, EMA and any corresponding national or regional regulatory authorities.

“Replacement” has the meaning set out in Section 2.8(b).

“Right of Replacement” has the meaning set out in Section 2.8(b).

“ROFN” has the meaning set out in Section 4.2(a).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

“ROFN Term” has the meaning set out in Section 4.2(a).

“SEC” means the U.S. Securities and Exchange Commission.

“Selected Molecule” means SM1 or SM2, and “Selected Molecules” refers to both SM1 and SM2.

“Selected Molecule IP” means all Know-How and Patent Rights (a) Controlled by Shattuck or its Affiliates prior to the Effective Date, (b) that comes under Shattuck’s or its Affiliates’ Control at any time during the Term, or (c) developed by either Party or its Affiliates during the Term as a result of such Party’s activities under this Agreement or as a result of such Party’s access to Shattuck’s Confidential Information; in each case that solely Covers a Selected Molecule or a Designated ARC Molecule, including compositions of matter, methods of making, methods of using and methods of manufacture that solely relate to or solely Cover a Selected Molecule or a Designated ARC Molecule. For clarity, (i) a Patent Right may describe or claim ARC Technology IP, Development Molecule IP and Selected Molecule IP, and the determination of what constitutes ARC Technology IP, Development Molecule IP or Selected Molecule IP will be made on a claim-by-claim basis, and (ii) Selected Molecule IP will not include any Know-How or Patent Rights that solely relate to or solely Cover a Former SM2 Molecule.

“Senior Executive” means, with respect to Shattuck, the Chief Executive Officer or President of Shattuck (or an authorized representative designated by such Chief Executive Officer or President), and, with respect to Millennium, the Chief Medical & Scientific Officer of Takeda (or an authorized representative designated by such Chief Medical & Scientific Officer).

“Shattuck” has the meaning set out in the preamble of this Agreement.

“Shattuck Indemnified Parties” has the meaning set out in Section 10.1.

“Shattuck IP” has the meaning set out in Section 6.1(b)(i).

“SM Exclusive License” has the meaning set out in Section 4.1(a).

“SM Exclusive Option” has the meaning set out in Section 4.1(a).

“SM License Agreement” means the license agreement attached to this Agreement as Schedule F.

“SM Option Term” has the meaning set out in Section 4.1(b).

“SM1” means the [***] molecule (as described in greater detail in Schedule G).

“SM2” means the Designated ARC Molecule selected for further development and so designated by the JDC. For clarity, SM2 includes any Designated ARC Molecule that is designated by Millennium as SM2 in connection with a Replacement in accordance with Section 2.8 (from and after the effective date of such Replacement).

“Specified Confidential Information” means, on a Molecule-by-Molecule basis, all non-public data, results or other Know-How solely related to such Molecule and that constitute Development Molecule IP or Selected Molecule IP, generated prior to the Effective Date or pursuant to the activities conducted under the Development Plan.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

“Successful Completion” has the meaning set out in Section 5.3(c).

“Takeda” means Takeda Pharmaceutical Company Limited, the parent company of Millennium. For clarity, Takeda is an Affiliate of Millennium.

“Target” means, when used as a noun, an antigen described by a unique UniProtKB/Swiss accession number (and all fragments, mutations and splice variants thereof).

“Target”, “Targeting” or “Targeted” means, when used as a verb to describe the relationship between a molecule and a Target, that the molecule’s primary intended mechanism of action functions such that it is capable of specifically binding to, interacting with or recognizing the Target (or a portion thereof).

“Target Pair” means a combination of two or more Targets.

“Technical Transfer Materials” means Shattuck information (including technical transfer reports) and materials as provided by Shattuck to its licensees of Know-How and Patent Rights for the purpose of performing process development, manufacturing and clinical development activities with respect to the ARC Platform and the Molecules, as applicable, including: (a) nomenclature, structure and general properties; (b) [***].

“Term” means the term of this Agreement as set out in Section 8.1.

“Terminated Molecule” has the meaning set out in Section 8.5(b).

“Terminated Molecule CI” has the meaning set out in Section 8.5(b).

“Termination Date” has the meaning set out in Section 4.2(f).

“Termination Notice” has the meaning set out in Section 8.4.

“Third Party” means any Person other than Shattuck, Millennium, and their respective Affiliates.

“Third Party Claims” has the meaning set out in Section 10.1.

“Trade Secret” means information of either Party or its Affiliates that is designated as a “Trade Secret” in a written list maintained by the JDC, in each case as of the end of the Development Term.

“Treatment Period” means the days during a Tumor Study in which the animals are administered the applicable treatment (including a Molecule, the single agents that are included in a Molecule or placebo).

“Tumor Study” and “Tumor Studies” have the meanings set out in Section 2.8(a).

“Tumor Study Notice” has the meaning set out in Section 5.3(a).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

“Tumor Study Report” has the meaning set out in Section 5.3(a).

“U.S.” means the United States of America (including all possessions and territories thereof, including Puerto Rico).

“Valid Claim” means a claim of any (a) issued Patent Right that has not (i) expired, irretrievably lapsed or been abandoned, revoked, dedicated to the public or disclaimed or (ii) been found to be unpatentable, invalid or unenforceable by a court, national or regional patent office or other appropriate body that has competent jurisdiction in the subject country, from which decision no appeal is taken or can be taken (except for writ of certiorari); (b) with respect to a Patent Right owned or Controlled by Shattuck or its Affiliates other than through the rights granted to Shattuck under the Heat License Agreement, pending application for a Patent Right that (i) has been pending for less than [***] and is being prosecuted in good faith and has not been abandoned or finally disallowed without the possibility of appeal or re-filing and (ii) has not been admitted to be invalid or unenforceable through reissue, reexamination or disclaimer, and that is not subject to an interference claim; or (c) with respect to a Patent Right Controlled by Shattuck or its Affiliates through the rights granted to Shattuck under the Heat License Agreement, pending application for a Patent Right. In the event that a Patent Right issues from an application for a Patent Right described in clauses (b) or (c) of this definition, the claims of such issued Patent Right will be deemed to be Valid Claims from and after the date of issuance so long as such claims satisfy the requirements of clause (a) of this definition.

1.2	Interpretation

(a)	Headings in this Agreement are solely for the convenience of reference and will not be used for purposes of interpreting or construing the provisions hereof.

(b)

All references in this Agreement to a designated “ARTICLE”, “Section”, “Subsection” or other subdivision or to a Schedule are to the designated ARTICLE, Section, Subsection or other subdivision of, or Schedule to, this Agreement.

(c)

The words “herein”, “hereof” and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular ARTICLE, Section, Subsection or other subdivision or Schedule.

(d)

The word “including”, when following any general statement, term or matter, is not to be construed to limit such general statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather is to be construed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

(e)

Any reference to a statute includes and is a reference to such statute and to the regulations made pursuant thereto, with all amendments made thereto and in force from time to time, and to any statute or regulations that may be passed which has the effect of supplementing or superseding such statute or such regulations.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(f)	Words imparting the masculine gender include the feminine or neuter gender and words in the singular include the plural and vice versa.

(g)	This Agreement has been prepared jointly by the Parties, each having access to legal counsel of its choice, and will not be strictly construed or interpreted in favor of or against either Party.

ARTICLE 2

DEVELOPMENT PROGRAM

2.1	The Development Program

During the Development Period, Shattuck will carry out a Development Program to Develop the Selected Molecules, Designated ARC Molecules and Development Molecules in accordance with the terms of this Agreement and the Development Plan. The objectives of the Development Program will be (x) to advance the Development of the two (2) Development Molecules through a Final Phase I Clinical Trial and (y) to advance the Development of each of SM1 and the Designated ARC Molecules through a [***] study in [***].

(a)

Development Molecules. Shattuck will use Commercially Reasonable Efforts to Develop the Development Molecules in accordance with the activities set forth in the Development Plan, for each Development Molecule through completion of a Final Phase I Clinical Trial.

(b)

Selected Molecules. Shattuck will use Commercially Reasonable Efforts to Develop SM1 and the Designated ARC Molecules in accordance with the activities set forth in the Development Plan, for each of SM1 and the Designated ARC Molecules through completion of the early stage activities specified in the Development Plan (which will include in vivo tumor studies) and a [***] study in [***].

Notwithstanding anything to the contrary in this Agreement (including the definition of “Commercially Reasonable Efforts”), the Parties agree that Commercially Reasonable Efforts, as the term is used in this Section 2.1, will require, among other things, that Shattuck complete the activities in the Development Plan [***] and so as not to unreasonably delay expiration of the relevant DM Option Term or SM Option Term, as applicable.

2.2	Development Plan and Budget

During the Development Period, the JDC will review the Development Plan and Budget on an ongoing basis and may amend the Development Plan and Budget from time to time. Once approved by [***] of the JDC (subject to Section 3.3(b)), any changes to the Development Plan or Budget will become effective and supersede the previous Development Plan or Budget, as applicable, as of the date of such approval. The Parties will ensure that the Development Plan is and remains consistent with industry standards and good scientific practices. In the event of a conflict between the terms of this Agreement and the Development Plan or Budget, the terms of this Agreement will govern.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

2.3	Conduct of Development Program

Shattuck and its Affiliates will conduct the Development Program in compliance with all Applicable Law, including GCP.

2.4	Subcontracting

Shattuck will have the right to reasonably subcontract performance of its activities under the Development Plan to its Affiliates or Third Party contractors (each such Third Party contractor, a “Permitted Subcontractor”), provided that Shattuck will (a) [***] to ensure that all of its Permitted Subcontractors operate in a manner consistent with the terms of this Agreement, (b) be responsible for the performance of its Permitted Subcontractors, (c) remain at all times fully liable for its responsibilities under this Agreement, (d) subject to the allocation of costs and expenses set forth in Section 5.2(b), be responsible for all costs and expenses associated with its utilization of any Permitted Subcontractors, (e) bind its Permitted Subcontractors to obligations of confidentiality and non-use no less restrictive than the obligations set forth in Article 7, and (f) [***] to bind its Permitted Subcontractors to assign to Shattuck or its Affiliate any Know-How and Patent Rights that would be Shattuck IP or Millennium Technology IP.

2.5	Scientific Recordkeeping

(a)

Shattuck will and will [***] to require its Affiliates and Permitted Subcontractors to, completely and accurately record in laboratory notebooks all material activities conducted by Shattuck or its Affiliates or Permitted Subcontractors under the Development Program, in sufficient detail and in good scientific manner appropriate for patent and regulatory purposes (such notebooks, the “Laboratory Notebooks”). The Laboratory Notebooks will be created and maintained in a manner sufficient to allow for such Laboratory Notebooks to be used (i) in order to obtain Regulatory Approval for any applicable product in the U.S. and each Ex-U.S. Major Market and (ii) the U.S. Patent and Trademark Office or U.S. courts, to establish the date of invention and inventorship for any applicable invention.

(b)

Audits. Millennium will have the right, [***] and at its own expense, to have the Laboratory Notebooks of Shattuck and its Affiliates or its Permitted Subcontractors (to the extent Shattuck has procured such right in the case of Permitted Subcontractors), as applicable, audited by an independent law firm [***]. Shattuck will [***] to procure such audit right referenced in the preceding sentence in the case of Permitted Subcontractors. Audits under this Section 2.5(b) will be conducted at the principal place of business of Shattuck or its relevant Affiliate or Permitted Subcontractor, as applicable, during normal business hours, upon at least [***] prior written notice, and for the sole purpose of verifying that Shattuck or its relevant Affiliate or Permitted Subcontractor, as applicable, is recording all material Development activities conducted under the Development Program in accordance with the provisions of Section 2.5(a). [***] The auditing law firm will provide a written report to both Parties that will disclose only [***]. The report will disclose no other information arising from such audit.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

2.6	Reporting

Shattuck will keep Millennium reasonably informed as to the progress and results of its activities under the Development Plan, in each case through meetings of the JDC occurring at least [***] and as otherwise agreed from time to time.

2.7	Adverse Event and Product Complaint Reporting

During the Development Period, Shattuck will update Millennium through the JDC as to (a) any Adverse Events in connection with the activities conducted pursuant to the Development Plan, (b) any Adverse Events in connection with the research or development of any products based on, incorporating or utilizing the ARC Platform; and (c) any Product Complaint Information relating to other products based on, incorporating or utilizing the ARC Platform; provided that the foregoing clauses (b) and (c) will not require Shattuck to violate any agreements with or confidentiality obligations owed to any Third Parties.

2.8	Development of Designated ARC Molecules; Designation of SM2; Replacement

(a)

Shattuck will initially Develop the three (3) Designated ARC Molecules in accordance with the Development Plan through completion of specified early stage activities, including in each case an in vivo tumor study (in a mouse or other animal model, as agreed upon by the JDC and further described in the Development Plan) (each, a “Tumor Study” and collectively, the “Tumor Studies”). Following completion of the Tumor Studies, the JDC will select one of the Designated ARC Molecules as a lead, and such lead will be designated as SM2 (and will no longer be a Designated ARC Molecule). Following such designation, the two (2) remaining Designated ARC Molecules will continue to be Designated ARC Molecules for all purposes under this Agreement, and during the Development Term for each such Designated ARC Molecule, Shattuck will conduct such Development activities (if any) with respect to such remaining Designated ARC Molecules as are called for by the terms of the Development Plan; provided that, on a Designated ARC Molecule-by-Designated ARC Molecule basis, to the extent that during the Development Term of a Designated ARC Molecule [***].

(b)

At any time prior to the end of the Development Term for SM2, Millennium may elect, [***], to de-designate the Molecule that has been designated as SM2 and to designate one of the remaining Designated ARC Molecules as SM2 in its place (a “Replacement” and, such right of Millennium, the “Right of Replacement”). Millennium will exercise its Right of Replacement by providing written notice of such Replacement to Shattuck (which Replacement will be effective immediately upon receipt of such notice by Shattuck). Upon a Replacement, (i) the Molecule that was previously designated as SM2 will cease to be designated as SM2 and will thereafter be deemed a “Former SM2 Molecule” and (ii) the newly designed Molecule will be treated as SM2 for all purposes under this Agreement. For clarity, Shattuck will have no obligation to conduct any Development activities with respect to any Former SM2 Molecule, and the SM Exclusive Option will not apply to any Former SM2 Molecule.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(c)

For the avoidance of doubt, (i) Millennium may exercise its Right of Replacement up to [***], in each case prior to the end of the Development Term for SM2, and (ii) following a Replacement, the Development Term for SM2 will end on the ninetieth (90th) day following completion of a [***] study with respect to the newly designated SM2 conducted in accordance with the Development Plan.

2.9	Competitive Activities

(a)

On a Molecule-by-Molecule basis, during the Development Term for each Molecule, Shattuck will not (outside of those activities to be conducted as part of the Development Program) (i) grant, or enter into any agreement to grant, any option, license or other right (by itself or through an Affiliate) to a Third Party under any Patent Rights or Know-How Controlled by Shattuck for the purpose of Developing, Commercializing or otherwise Exploiting any compound, molecule or product that Targets the same Target Pair as such Molecule, (ii) initiate or engage in material discussions with any Third Party regarding the grant of rights by Shattuck to such Third Party under any Patent Rights or Know-How Controlled by Shattuck for the Development, Commercialization or other Exploitation of any compound, molecule or product that Targets the same Target Pair as such Molecule or (iii) conduct or support, directly or indirectly, whether itself or with, through or on behalf of any Person, any Development, Commercialization or other Exploitation activities with respect to any compound, molecule or product that Targets the same Target Pair as such Molecule.

For clarity, Shattuck may conduct Development, Commercialization or other Exploitation activities with respect to a compound molecule or product (A) that Targets any Target Pairs that are different from the Target Pairs that are Targeted by any Molecule; (B) that Targets the same Target Pairs that are Targeted by a Molecule after expiration of the Development Term for such Molecule, provided, that Millennium has not delivered an Option Notice with respect to such Molecule (unless and until Millennium does not thereafter deliver an Exercise Notice within the Exercise Period with respect to such Molecule or delivers written notice to Shattuck rescinding its Option Notice); or (C) that Targets the same Target Pairs that are Targeted by any Former SM2 Molecule. Notwithstanding anything to the contrary in the foregoing, in the event a Third Party makes an investment in Shattuck (and becomes an Affiliate by virtue of such investment) or acquires Shattuck in a Change of Control Event, following such investment or acquisition the restrictions set forth in this Section 2.9(a) will continue to apply to Shattuck and any Patent Rights or Know-How that were Controlled by Shattuck or its Affiliates prior to such investment or acquisition (including any improvements thereof), but will not apply to activities of such Third Party or such Third Party’s other Affiliates that do not utilize ARC Technology IP, Development Molecule IP, Selected Molecule IP or other Patent Rights or Know-How that were Controlled by Shattuck or its Affiliates prior to such investment or acquisition (or any improvements thereof). For purposes of this Section 2.9(a) only, the term “discussions” in clause (ii) does not include the sharing of general information related to Target Pairs that broadly informs the activity of the ARC Platform for potential investors or other potential partners that are conducting bona fide diligence on Shattuck in connection with a potential transaction between such investors or partners, on the one hand, and Shattuck, on the other hand.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(b)

On a Molecule-by-Molecule basis, during the Development Term for a Molecule, neither Millennium nor its Affiliates will conduct or fund, directly or indirectly, any Development, Commercialization or other Exploitation activities with respect to antibodies or antibody fragments that are conjugated together and Targeted to the same Target Pairs as such Molecule (a “Competing Activity”); provided that, notwithstanding anything in this Section 2.9(b) to the contrary, the following activities by Millennium or its Affiliates will not constitute a breach of this Section 2.9(b) (each such activity described in the following clauses (i) - (iv), an “Excluded Activity”):

(i)	any investment by Millennium or any of its Affiliates in a Third Party that is engaged in a Competing Activity;

(ii)	any merger, consolidation or acquisition by Millennium or any of its Affiliates of a Third Party that is engaged in a Competing Activity; and

(iii)	any merger, consolidation or acquisition of Millennium or any of its Affiliates of Millennium by a Third Party that is engaged in a Competing Activity;

(iv)

any license, collaboration or similar arrangement between Millennium or any of its Affiliates and a Third Party pursuant to which Millennium or such Affiliate funds or assists any Competing Activity by such Third Party, but only to the extent that (A) such Third Party is not engaged in the Competing Activity as of the date that Millennium or its Affiliate enters into such license, collaboration or similar arrangement and (B) Millennium or its Affiliate does not have operational control with respect to the Competing Activity (or to the extent Millennium or such Affiliate has such operational control, provided that it does not exercise such control).

Following any transaction described in the foregoing clauses (i) – (iv), Millennium, its Affiliate(s) and/or the Third Party will be free to continue the Excluded Activity, provided that no ARC Technology IP, Development Molecule IP or Selected Molecule IP is used in connection with such activities.

ARTICLE 3

JOINT DEVELOPMENT COMMITTEE

3.1	Joint Development Committee

(a)

Within [***] following the Effective Date, the Parties will establish a Joint Development Committee (“Joint Development Committee” or “JDC”) which will have responsibility to manage, direct and oversee all Development activities relating to the Selected Molecules, Designated ARC Molecules and Development Molecules, including those activities set out in the Development Plan, and the following:

(i)	managing, directing and overseeing all activities under the Development Plan;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(ii)	providing a forum to facilitate the resolution of issues between the Parties;

(iii)	identifying materials or resources to be accessed from Third Parties;

(iv)	[***]

(v)	reviewing and approving or rejecting proposed modifications to the Budget;

(vi)	selecting the initial SM2 from among the Designated ARC Molecules;

(vii)	reviewing and approving or rejecting proposed modifications to the Development Plan in a timely manner and circulating copies of each revised or updated version to the Parties;

(viii)	monitoring progress of the Development Plan, including monitoring Shattuck’s compliance with its obligations under same, including the accomplishment of key objectives and milestones;

(ix)

circulating to each representative of the JDC, at least [***], a summary report (in such form and format as determined by the JDC) of the Development Program activities performed in the previous Calendar Quarter;

(x)	identifying and maintaining a list of [***] for purposes of Section 7.1;

(xi)	appointing and overseeing such subcommittees as the JDC deems appropriate for carrying out activities under this Agreement; and

(xii)	carrying out such other duties as are specifically assigned to the JDC under this Agreement, or as agreed by the Parties in writing from time to time.

(b)

The JDC will be comprised of [***] representatives of each Party, with each Party having at least [***] representatives on the JDC at all times. Each representative (or any alternate to such representative) will be an employee or consultant of the applicable Party or one of its Affiliates having expertise appropriate for the function and purpose of the JDC and to address all strategic questions which the JDC is reasonably expected to deal in accordance with this Agreement. Each Party may replace its representatives on the JDC from time to time in its discretion with prior written notice to the other Party. All members of the JDC will be subject to written confidentiality obligations commensurate in scope to the provisions of Article 7. Non-voting observers who are subject to written confidentiality obligations commensurate in scope to the provisions of Article 7 may be invited to JDC meetings, as mutually agreed by the Parties’ JDC representatives.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(c)

Shattuck will appoint the chair of the JDC (the “JDC Chair”), who will be responsible for coordinating meetings of the JDC and preparing an agenda for each such meeting (which will include any agenda items proposed by either Party). The JDC Chair will have no greater authority on the JDC than any other representative.

(d)

The JDC will oversee execution of the Development Plan and Development of the Molecules. The JDC’s oversight responsibilities will continue for each Molecule until the end of the Development Term for such Molecule. The JDC will be dissolved upon expiration of the Development Period.

3.2	Governance of JDC

(a)

JDC meetings may be held in-person, by audio or by video conference. The JDC will hold an initial in-person meeting within [***] of the Effective Date, at a location to be agreed by the Parties’ JDC representatives. Thereafter, the JDC will meet at least [***] (or with such other frequency as the Parties mutually agree), with in-person meetings occurring at least [***].

(b)

Unless otherwise agreed by the Parties, the location of in-person meetings will alternate between Shattuck’s facilities in Durham, North Carolina or Austin, Texas, and Millennium’s facilities in Cambridge, Massachusetts, with the first meeting to be held at a location to be agreed by the Parties.

(c)

Each Party will use all reasonable efforts to cause its JDC representatives to attend the meetings, and if a Party’s representative is unable to attend a meeting, such Party will designate an alternate representative to attend in place of the absent representative by prior written notice to the other Party.

(d)	Each Party will be responsible for all of its own expenses of participating in the JDC, including all costs of travel, food and lodging for a Party’s representatives attending an in-person meeting.

(e)

The JDC Chair will be responsible for calling meetings (including as reasonably requested by Millennium) providing notice of all meetings to the members of the JDC, leading the meetings and (unless the Parties’ representatives on the JDC agree upon a person to act as secretary of the meeting of the JDC) appointing a representative of the JDC to act as secretary of each meeting. Notice of meetings will be given to all JDC members at least [***] in advance for in-person meetings and at least [***] in advance for audio or video teleconferences.

(f)	A quorum for a meeting of the JDC will be [***] of each Party.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(g)

The secretary of each meeting will prepare, and the JDC Chair will distribute to all members of the JDC, minutes of each JDC meeting within [***] following the date of the meeting. Such minutes will provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the JDC. Minutes of each meeting will be approved or revised as necessary at the next meeting. Such minutes will be effective only after being approved by the JDC representatives of both Parties who are in attendance at the JDC meeting at which the minutes are considered for approval. The approved minutes of each meeting will be distributed to the representatives of the JDC by the JDC Chair within [***] of such approval.

3.3	Decision Making

(a)

At all times, the representatives of each Party on the JDC will take into consideration the view of the representatives of the other Party regarding the matters under consideration by the JDC, and the objective of the JDC will be to reach agreement by [***] on matters after reasonable and open discussion. Each Party, but not each representative of a Party, will have [***] vote on all matters coming before the JDC. In the event the JDC cannot reach agreement on a matter by [***] within [***] after such matter is first discussed at a JDC meeting (and other than in the case of a determination of whether a Tumor Study has achieved Successful Completion under Section 5.3(c)), the matter will be referred promptly to the Senior Executives of the Parties for resolution through [***] negotiations. In the event that the Senior Executives cannot reach agreement on a matter within [***] of such matter being referred to them by the JDC, Shattuck may, in its discretion and subject to Section 3.3(b) and (c), cast a deciding vote with respect to any matter, and such deciding vote will then be deemed the final decision of the JDC.

(b)

Notwithstanding anything to the contrary in Section 3.3(a), the following matters will not be subject to a deciding vote of Shattuck: (i) a proposed material amendment to the Development Plan and/or Budget (including with respect to [***]), in which case both Parties’ representatives must reach [***] on such material amendment; (ii) whether a Tumor Study has achieved Successful Completion under Section 5.3(c), in which case both Parties’ representatives must reach [***] on whether Successful Completion has been achieved; and (iii) selection of the initial SM2 from the Designated ARC Molecules, in which case Millennium will have the right, in its sole discretion, to cast a deciding vote, and such deciding vote will then be deemed the final decision of the JDC.

(c)

Shattuck may not exercise its right to finally resolve a matter pursuant to Section 3.3(a): (i) in a manner that is inconsistent with the terms of this Agreement (including in a manner that excuses Shattuck from any of its obligations, or negates any rights granted to Millennium, under this Agreement); (ii) that is stated in this Agreement to require the mutual agreement of the Parties; or (iii) in a manner that would require Millennium to perform any act that it reasonably believes to be inconsistent with any Applicable Law or any approval, order, policy or guidelines of any Regulatory Authority.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

3.4	Responsibilities

Notwithstanding anything to the contrary in this Article 3, each Party will have and retain the rights, powers and discretion granted to it under this Agreement, and the JDC will not be vested with any right, power or discretion except as expressly provided in this Agreement and will not have the power to amend or modify this Agreement, which may only be amended or modified as provided in Section 11.16.

ARTICLE 4

EXCLUSIVE OPTION; [***] ROFN

4.1	Exclusive Option to Enter Licenses

(a)

In exchange for the corresponding DM Option Fees set forth in Section 5.1, on a Development Molecule-by-Development Molecule basis, Millennium will have the exclusive option (the “DM Exclusive Option”), exercisable in its sole discretion, to be granted an exclusive license to each Development Molecule as set forth in Schedule C (the “DM Exclusive License”) in accordance with the procedures set forth in this Section 4.1. In exchange for the corresponding SM Option Fees set forth in Section 5.1, on a Selected Molecule-by-Selected Molecule basis, Millennium will have the exclusive option (the “SM Exclusive Option”), exercisable in its sole discretion, to be granted an exclusive license to each Selected Molecule as set forth in Schedule F (the “SM Exclusive License”) in accordance with the procedures set forth in this Section 4.1.

(b)

In the event that Millennium is considering exercising the DM Exclusive Option or the SM Exclusive Option, as applicable, Millennium will provide written notice to Shattuck that it is considering exercising the applicable option, in each case at any time after the Effective Date and prior to the end of the Development Term for the applicable Molecule. Such written notice will specify the Development Molecule or Selected Molecule as to which Millennium is considering exercising the DM Exclusive Option or SM Exclusive Option, as applicable (each, an “Option Notice”). For clarity, on a Molecule-by-Molecule basis, the term of Millennium’s DM Exclusive Option (the “DM Option Term”) or SM Exclusive Option (the “SM Option Term”), as applicable, is co-extensive with the Development Term for such Molecule. If Millennium does not deliver an Option Notice in accordance with this Section 4.1(b) prior to the expiration of the DM Option Term for each Development Molecule, or the SM Option Term for each Selected Molecule, Millennium’s DM Exclusive Option or SM Exclusive Option, as applicable, will expire for the applicable Molecule, and Millennium will have no further rights or obligations under this Agreement with respect to the applicable Molecule (including (i) no further funding obligations and (ii) no right to exercise the DM Exclusive Option or SM Exclusive Option, as applicable, with respect to such Molecule). For the avoidance of doubt, in the event Millennium delivers an Option Notice during the DM Option Term or SM Option Term, as applicable, Millennium will continue to have the right to exercise the DM Exclusive Option or SM Exclusive Option, as the case may be, in accordance with the procedures set forth in this Section 4.1, after

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

the end of the DM Option Term or SM Option Term, as applicable. The Parties’ expectation is that no DM Option Term or SM Option Term will extend past the [***] of the Effective Date; provided that, for clarity, this sentence will not (y) limit the duration of any DM Option Term or SM Option Term in the event that such DM Option Term or SM Option, as applicable, extends past the [***] of the Effective Date in accordance with the terms of this Agreement or (z) otherwise limit the rights of the Parties hereunder.

(c)	Determination of License Fee

(i)

For [***] following Shattuck’s receipt of an Option Notice (the “Option Fee Negotiation Period”), the Parties will negotiate [***] to determine a mutually acceptable upfront fee (the “License Fee”) to be paid by Millennium for the exclusive license to the applicable Molecule. If the Parties mutually agree on the amount of the License Fee through such negotiations (or otherwise at any time during the arbitration process described below), the Parties will enter into a written agreement reflecting such agreement and such amount will be inserted into the applicable License Agreement in accordance with Section 4.1(e) below.

(ii)

If the Parties do not reach agreement on the amount of the License Fee within the Option Fee Negotiation Period, Millennium will have [***] (beginning on the first day following the end of the Option Fee Negotiation Period) to submit a written request for arbitration to the American Arbitration Association (“AAA”) in accordance with the Commercial Arbitration Rules to determine the amount of the License Fee; provided that if Millennium does not provide such request for arbitration to AAA within such [***] period, Millennium’s right to exercise the DM Exclusive Option or the SM Exclusive Option, as applicable, will lapse with respect to the applicable Molecule, Millennium will have no further rights or obligations with respect to such Molecule, and, for clarity, Shattuck will be free to enter into discussions and negotiations with Third Parties regarding the Development, Commercialization and other Exploitation of such Development Molecule or Selected Molecule, as the case may be.

(iii)

Any arbitration that is conducted to determine the amount of a License Fee will take place in New York, NY, and will be conducted in English. Such License Fee arbitration will be conducted by a panel of three (3) arbitrators, unless the Parties agree otherwise. The arbitrators may engage one or more experts who are independent from, and not an Affiliate of, Shattuck or Millennium or any of their respective Affiliates, to assist the arbitrators in rendering a decision, and the expenses of such experts will be included in the expenses of the arbitration and paid or shared by the Parties as specified in Section 4.1(c)(vi) below.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(iv)

Within [***] of Millennium’s submission of the written request for arbitration, each Party will select one independent arbitrator, and the two Party-appointed arbitrators will, within thirty (30) days of the appointment of the second arbitrator, select a third independent arbitrator, who will act as the president. Any arbitrator(s) not selected within these time periods will be appointed in accordance with relevant AAA rules. Within [***] after the appointment of the president arbitrator, each Party will submit to the arbitrators and the other Party a written report setting forth its position with respect to the proposed Fair Market Value of the License Fee; provided that, in no event may either Party submit a report that proposes a License Fee of less than [***] with respect to a Development Molecule or less than [***] with respect to a Selected Molecule. Each Party may submit a revised report and position to the arbitrators within [***] of receiving the other Party’s report. If so requested by the arbitrators, each Party will make oral and/ or other written submissions to the arbitrators in accordance with procedures to be established by the arbitrators; provided that the other Party will be provided copies of any such written submissions and will have the right to be present during any oral submissions.

(v)

The arbitrators will confer and select one of the Party’s positions that the arbitrators feel most closely reflects the Fair Market Value of the License Fee for the applicable exclusive license (taking into account the other financial terms associated with such exclusive license under the applicable License Agreement), and will not have the authority to render any substantive decision other than to so elect one of the Party’s positions as set forth in their respective written reports (as initially submitted, or as revised in accordance with the foregoing, as applicable). The arbitrators will issue a written decision setting the amount of the applicable License Fee (“Arbitrators’ Decision”) that will be provided to both Parties. For clarity, it is the Parties’ intent that the arbitration process set forth in this Section 4.1(c) will be a baseball-style arbitration, and the arbitrators may (subject to the foregoing) fashion such detailed procedures as the arbitrators consider appropriate to implement this intent.

(vi)

Each Party will bear (A) its own costs, expenses and attorneys’ fees incurred connection with the arbitration and (B) an equal share of the arbitrators’ fees and any administrative fees or other expenses of arbitration (including all fees payable to AAA); provided, however, that, if following receipt of the Arbitrators’ Decision, Millennium does not provide an Exercise Notice in accordance with Section 4.1(d), delivers written notice to Shattuck rescinding its Option Notice, or otherwise elects not to enter into a License Agreement consistent with the Arbitrators’ Decision, [***]. The Parties agree that the arbitration decision will be final and binding on the Parties and their Affiliates. The Parties hereby waive the right to contest the arbitration decision in any court or other forum. Except to the extent necessary to confirm or enforce an award or as may be required by Applicable Law, neither a Party, nor its Affiliates, nor an arbitrator may disclose the existence, content or results of an arbitration without the prior written consent of both Parties.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(vii)

In any arbitration under this Section 4.1(c), the arbitrators and the Parties will use [***] to set the amount of the applicable License Fee within [***] following the date of delivery of Millennium’s written request for arbitration sent pursuant to Section 4.1(c)(i).

(d)

Millennium will have a period of (i) [***] following its receipt of the Arbitrators’ Decision or (ii) [***] after the Parties enter into a written agreement reflecting the Parties’ agreed-upon License Fee if the Parties agree on the License Fee outside of arbitration in accordance with Section 4.1(c)(i) (such relevant period under clause (i) or (ii), the “Exercise Period”) to exercise the DM Exclusive Option or SM Exclusive Option, as applicable, by providing written notice of such exercise to Shattuck (“Exercise Notice”). In the event that Millennium does not provide an Exercise Notice to Shattuck prior to the expiration of the Exercise Period or delivers written notice to Shattuck rescinding its Option Notice, the DM Exclusive Option or SM Exclusive Option, as applicable, with respect to such Molecule will lapse, Millennium will have no further rights or obligations under this Agreement with respect to the applicable Molecule (including (A) no further funding obligations and (B) no right to exercise the DM Exclusive Option or SM Exclusive Option, as applicable, with respect to such Molecule), and, for clarity, Shattuck will be free to enter into discussions and negotiations with Third Parties regarding the Development, Commercialization and other Exploitation of such Development Molecule or Selected Molecule, as the case may be.

(e)

In the event Millennium delivers an Exercise Notice to Shattuck within the Exercise Period, Shattuck will deliver to Millennium, within [***] following its receipt of the Exercise Notice, a DM License Agreement or SM License Agreement, as applicable, executed on behalf of Shattuck in which Shattuck has inserted (i) the name of the applicable Molecule, (ii) the Licensed Target Pair (as defined therein) and (iii) the effective date of the DM License Agreement or SM License Agreement (which effective date will be the date of receipt by Shattuck of the applicable Exercise Notice (the “License Effective Date”)), as applicable, and (iv) the amount of the License Fee for such exclusive license as determined in accordance with this Section 4.1. Within [***] following its receipt of the DM License Agreement or SM License Agreement, as applicable, from Shattuck, Millennium will return to Shattuck such License Agreement executed on behalf of Millennium. Neither Shattuck nor Millennium will make any changes to the form of DM License Agreement attached hereto as Schedule C or SM License Agreement attached hereto as Schedule F, as applicable, except (A) as provided in the foregoing sentence, (B) as otherwise agreed in writing by the Parties, and (C) upon mutual agreement, the Parties may update schedules and exhibits, as necessary, and either Party may update disclosure schedules related to the representations, warranties, and covenants made by such Party in the applicable License Agreement. For the avoidance of doubt, in the event of any failure by Shattuck or Millennium to deliver a copy of the applicable DM License Agreement or SM License Agreement as described above, the non-executing Party will be deemed to have granted to the executing Party the rights with respect to the applicable Molecule consistent with the terms of the DM License Agreement or SM License Agreement, as applicable, as of the License Effective Date without any further action by the non-executing Party. Each Party will use its [***] to cause each DM License Agreement or SM License Agreement to be executed by such Party as promptly as practicable following the applicable License Effective Date.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(f)

For the avoidance of doubt, (i) Millennium will have no obligation to exercise its exclusive option to be granted an exclusive license to any Molecule, to enter into a DM License Agreement or SM License Agreement with respect to such Molecule, or to pay any License Fee (including, in each case, on account of delivering an Option Notice, negotiating the amount of the applicable License Fee with Shattuck pursuant to Section 4.1(c)(i) or participating in the arbitration process described in Section 4.1(c)(ii) - (vii)) unless and until Millennium delivers to Shattuck an Exercise Notice with respect to such Molecule in accordance with Section 4.1(d) and (ii) Millennium will have the right to reject the amount of the License Fee set forth in the Arbitrators’ Decision and to elect (A) not to deliver an Exercise Notice and (B) not to exercise the applicable exclusive option after receiving the Arbitrators’ Decision.

(g)

Notwithstanding the foregoing, the Parties will use [***] to obtain any approvals from any Governmental Entity that are required before effectiveness of any DM Exclusive License or SM Exclusive License, as applicable. In the event approval is required under the HSR Act, the Parties will use such efforts to file the notification and report forms required under the HSR Act as soon as practicable following determination of the License Fee pursuant to Section 4.1(c), but in no event later than [***] thereafter, and will respond as promptly as practicable to all requests or inquiries received from the applicable Governmental Authority for additional documentation or information. Millennium will pay all filing fees (including the filing fee in connection with the HSR Act filing) paid to any Governmental Entity in connection with any required consent of any Governmental Entity. Millennium will use [***] to avoid or eliminate each and every impediment under any antitrust, merger control, competition or trade regulation or other Applicable Law (including the HSR Act) that may be asserted by any Governmental Entity with respect to the transactions contemplated by this Agreement so as to enable effectiveness of the DM Exclusive License or SM Exclusive License as soon as reasonably possible; it being understood that: (i) neither Party or any of its Affiliates will be obligated to contest any final action or decision taken or made by a Governmental Entity challenging the DM Exclusive License or the SM Exclusive License and the other agreements contemplated hereby and (ii) in no event will either Party or any of its Affiliates be required to: (A) sell or otherwise dispose of (including by sale, license, transfer, assignment or lease), hold separate or agree to sell or dispose of (including by sale, license, transfer, assignment or lease), any material assets, categories of assets or businesses of such Party or any of such Party’s Affiliates, (B) modify or terminate any material existing relationships, contractual rights or obligations or enter into any material contracts or other commercial relationships with any Third Parties, (C) amend or terminate existing material licenses or other material Intellectual Property agreements or enter into new licenses or other Intellectual Property agreements, or

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(D) agree to any material limitation or alteration in the manner in which such Party or any of such Party’s Affiliates conduct their businesses in the future, in each case (A) through (D), to avoid, prevent or terminate any action by a Governmental Entity that would restrain, enjoin or otherwise prevent the consummation of the transactions contemplated by this Agreement and the other agreements contemplated hereby. Notwithstanding anything in this Agreement to the contrary, all obligations that have not accrued and time limits under this Agreement applicable to either Party (except those specifically set forth in this Section 4.1(g)) will be tolled for the duration of the Governmental Entity’s review necessary to allow the exercise of Millennium’s DM Exclusive Option or SM Exclusive Option hereunder, including the duration of the Exercise Period and the time period in which Millennium must deliver the Exercise Notice in order to exercise the DM Exclusive Option or SM Exclusive Option, as applicable.

4.2	[***] Right of First Negotiation

(a)

Until the later of (i) [***] and [***] after the Effective Date and (ii) expiration of the Development Term for DM1 (the “ROFN Term”), Millennium will have a right of first negotiation (“ROFN”) to enter into a license agreement for the Development, Commercialization and other Exploitation with respect to any molecule Covered by the ARC Technology IP that [***] and is under Development by Shattuck and Controlled by Shattuck (other than [***] and [***]) (each a “[***] Molecule”).

(b)

During the ROFN Term, if Shattuck [***], (i) out-license or otherwise grant any rights to any [***] Molecule to any Third Party or (ii) enter into substantive discussions or negotiations with any Third Party regarding the out-license or other grant of rights to any [***] Molecule, then prior to entering into any substantive discussions or negotiations with a Third Party, Shattuck will provide to Millennium written notice of such determination. Such written notice will include a description of the [***] Molecule ([***]), the status of its Development, the status of any discussions with Regulatory Authorities and the territory to which the contemplated out-license or other grant of rights would apply (such written notice is referred to as the “[***] Notice”). Millennium will have [***] following its receipt of the [***] Notice (the “Opt-In Period”) to provide written notice to Shattuck that it desires to negotiate a license for the [***] Molecule described in the [***] Notice (“Opt-In Notice”).

(c)

If Millennium delivers the Opt-In Notice within the Opt-In Period, Shattuck will provide additional detailed information (including Confidential Information) about the [***] Molecule (but only to the extent such additional detailed information exists at the time of Shattuck’s receipt of the Opt-In Notice or during the Exclusivity Period, and provided that Shattuck will not be obligated to disclose to Millennium the name of any Third Party with which Shattuck proposes to enter into substantive negotiations regarding the applicable [***] Molecule(s)). Following Shattuck’s receipt of the Opt-In Notice, the Parties will engage in [***] negotiations for a period of up to [***] (“Exclusivity Period”) to agree upon the material terms of a license (or such other transaction that the Parties may mutually agree) in an executed and binding memorandum of understanding (“Binding MOU”).

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(d)

If the Parties enter into a Binding MOU during the Exclusivity Period, the Parties will engage in exclusive [***] negotiations for up to an additional period of [***] beginning on the last day of the Exclusivity Period (the “Negotiation Period”) to enter into a definitive agreement.

(e)

If (i) Millennium does not deliver an Opt-In Notice prior-to the end of the Opt-In Period, (ii) the Parties do not enter into a Binding MOU prior to the end of the Exclusivity Period, or (iii) the Parties do not execute a definitive agreement prior to the end of the Negotiation Period, Shattuck will be entitled to negotiate and enter into a definitive agreement with a Third Party with respect to the applicable [***] Molecule(s); provided that the terms of such out-license with any Third Party will not: (A) include a [***] being discussed between Shattuck and Millennium; or (B) include terms that are, when taken [***] (such terms to be considered will include, among others and in each case to the extent applicable: [***].

(f)

If Shattuck does not enter into a definitive agreement with a Third Party with respect to such out-license or other grant of rights within [***] following the last day of (as applicable): (i) the Opt-In Period (in the event Millennium failed to deliver an Opt-In Notice during the Opt-In Period), (ii) the Exclusivity Period (in the event the Parties failed to enter into a Binding MOU during the Exclusivity Period) or (iii) the Negotiation Period (in the event the Parties failed to execute a definitive agreement during the Negotiation Period) (such applicable last day is referred to herein as the “Termination Date”), Shattuck will be required to comply with the procedures of the ROFN again if it desires to enter into negotiations with a Third Party again for the same [***] Molecule. Notwithstanding the foregoing, in the event that (A) Shattuck has complied in full with the ROFN procedures set forth above for the same [***] Molecule [***], (B) the Parties have not entered into a definitive agreement with respect to such [***] Molecule, and (C) the Termination Dates of such ROFN procedures are separated by a period of at least [***], then Millennium will have no further ROFN rights with respect to such [***] Molecule, and Shattuck will be free, in its sole discretion, to out-license or grant other rights to such [***] Molecule to any Third Party at any time.

(g)

For the avoidance of doubt, the ROFN will apply on a [***] Molecule-by-[***] Molecule basis, and the failure of the Parties to enter into a definitive agreement with respect to any [***] Molecule will relieve Shattuck of its ROFN obligations (to the extent set forth above) with respect to that [***] Molecule only. In the event the Parties fail to enter into a definitive agreement with respect to a single [***] Molecule, the ROFN obligations set forth herein will continue to apply with respect to all other [***] Molecules for the remainder of the ROFN Term. In addition, in the event that Millennium does not exercise its ROFN rights with respect to a [***] Molecule in a given territory (other than [***]), and Shattuck enters into a binding agreement with a Third Party relating to such [***] Molecule in such territory, Millennium will continue to have ROFN rights with respect to such [***] Molecule for the remaining territories in the world.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(h)

For clarity, the ROFN granted to Millennium under this Section 4.2 will not apply to or be triggered by any transaction or series of transactions entered into by Shattuck that constitute a Change of Control Event, provided that any such transaction would at all times be subject to the Parties’ continuing rights and obligations under this Agreement.

ARTICLE 5

PAYMENTS

5.1	Upfront Payments

In consideration of the rights granted to Millennium under this Agreement, Millennium will make the following one-time payments to Shattuck, in each case within [***] following the Effective Date:

(a)	DM Option Fees.

(i)	[***] as consideration for the exclusive option to obtain an exclusive license to DM1;

(ii)	[***] as consideration for the exclusive option to obtain an exclusive license to DM2;

(b)	SM Option Fees.

(i)	[***] as consideration for the exclusive option to obtain an exclusive license to SM1;

(ii)	[***] as consideration for the exclusive option to obtain an exclusive license to [***];

(iii)	[***] as consideration for the exclusive option to obtain an exclusive license to [***];

(iv)	[***] as consideration for the exclusive option to obtain an exclusive license to [***]; and

(c)	ROFN Payment. [***] as consideration for the rights and privileges granted to Millennium pursuant to the ROFN.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

5.2	Development Funding

(a)

Funding for Development Molecules. During the Development Term for the applicable Molecule, Millennium will make payments to Shattuck for Shattuck’s costs and expenses in connection with the Development of the Development Molecules. Millennium will pay to Shattuck (i) [***] to fund the Development of DM1 and [***] to fund the Development of DM2 during the period beginning April 1, 2018 and ending October 31, 2018 (with respect to each of DM1 and DM2, such payment is referred to as the “First Development Funding Payment”); and (ii) [***] to fund the Development of DM1 and [***] to fund the Development of DM2 during the period beginning April 1, 2019 and ending October 31, 2019 (each [***] payment pursuant to the foregoing clauses (i) and (ii) is referred to as a “Development Funding Payment”). To initiate each Development Funding Payment, Shattuck will submit an invoice to Millennium for such Development Funding Payment, and Millennium will pay such Development Funding Payment to Shattuck within [***] of Millennium’s receipt of such invoice. For the avoidance of doubt, Millennium will have no obligation to make any Development Funding Payment with respect to any Molecule with respect to which the Development Term has ended. Notwithstanding anything to the contrary in this Agreement, Millennium will not be required to make the First Development Funding Payment prior to October 1, 2018 with respect to any Development Molecule with respect to which Shattuck has not, prior to such date, completed the In Vitro Efficacy Studies and provided the results thereof to Millennium.

(b)	Funding for Selected Molecules and Designated ARC Molecules.

(i)

During the applicable Development Term for each Selected Molecule and each Designated ARC Molecule, Millennium will reimburse Shattuck, on a Calendar-Quarter basis in arrears, for up to [***]. For clarity, Millennium will reimburse Shattuck for up to an aggregate total of [***] pursuant to this Section 5.2(b). Within [***] following the last day of each Calendar Quarter during the Development Period, Shattuck will send a detailed invoice of [***] to Millennium, and within [***] following receipt of such invoice, Millennium will pay to Shattuck the amount due as reimbursement for [***] in accordance with Section 5.6 hereof. For the avoidance of doubt, Millennium will have no obligation to reimburse [***] that are incurred by Shattuck after the end of the Development Term for the applicable Selected Molecule or Designated ARC Molecule.

(ii)

In accordance with Section 2.8(a), on a Designated ARC Molecule-by-Designated ARC Molecule basis, to the extent that during the Development Term of a Designated ARC Molecule (A) Shattuck incurs [***] as part of the Development of such Designated ARC Molecule in accordance with the Development Plan following the designation of SM2 and (B) Shattuck has exhausted the funding for such Designated ARC Molecule provided by Millennium pursuant to Section 5.2(b)(i), Millennium will reimburse Shattuck for [***] incurred by Shattuck and its Affiliates in conducting Development activities in accordance with the Development Plan with respect to such Designated ARC Molecule following designation of SM2 that are not otherwise reimbursed by Millennium pursuant to Section 5.2(b)(i). For the avoidance of doubt, Millennium will have no obligation to reimburse [***] that are incurred by Shattuck after the end of the Development Term for the applicable Designated ARC Molecule.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

5.3	In Vivo Tumor Studies of Selected Molecules

(a)

During the Development Term for each of SM1 and the three (3) Designated ARC Molecules (including SM2), Shattuck will conduct a Tumor Study with respect to such Molecule. Shattuck will provide written notice to Millennium no later than [***] prior to commencing each Tumor Study (each, a “Tumor Study Notice”). Within [***] following completion of a Tumor Study, Shattuck will provide to Millennium a written report describing such Tumor Study and the results thereof (the “Tumor Study Report”).

(b)

In the event a Molecule achieves Successful Completion (as defined below) in a Tumor Study, within [***] following receipt by Millennium of the Tumor Study Report, the Parties will enter into an appropriate license agreement [***] pursuant to which Shattuck will transfer to Millennium such materials and grant to Millennium such licenses as are necessary to enable Millennium (either directly or through appropriate contract manufacturing organizations and contract research organizations) to manufacture materials and conduct a [***] study of the applicable Molecule in [***]. In connection with each such license agreement, Millennium will pay to Shattuck a license fee of [***] (each, an “Agreement Fee”) pursuant to the terms thereof. For clarity, the Parties may potentially enter into separate license agreements for up to four (4) Molecules (each of SM1 and the three (3) Designated ARC Molecules), and Millennium may pay up to an aggregate total of [***] in Agreement Fees to Shattuck pursuant to this Section 5.3.

(c)	For purposes of this Agreement, “Successful Completion” means completion of a Tumor Study:

(i)

in which: (A) animals treated with the applicable Molecule demonstrate a [***]; (B) animals treated with the applicable Molecule [***]; (C) no animal treated with the applicable Molecule [***]; and (D) at least [***]; or

(ii)

that is deemed to have been a Successful Completion by Millennium in a written notice is delivered by Millennium to Shattuck no later than [***] following the day on which Millennium receives the Tumor Study Report.

The determination of Successful Completion under Section 5.3(c) will require a [***] of the JDC (and such matter will not be referred to the Senior Executives in accordance with Section 3.3(a), subject to a deciding vote of either Party or subject to the dispute resolution mechanisms set forth in ARTICLE 11). In the event the JDC is unable to reach a [***] that a Tumor Study has achieved Successful Completion under Section 5.3(c), the requirements of Section 5.3(c) will be deemed not to have been satisfied with respect to such Tumor Study.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(d)

In the event the Tumor Study for SM1 or any Designated ARC Molecule (including SM2) fails to achieve Successful Completion, such Molecule will thereafter be deemed a Former SM2 Molecule for all purposes under this Agreement, Millennium will have no further funding obligations with respect to such Former SM2 Molecule, and Shattuck will have no obligation to conduct any Development activities with respect to such Former SM2 Molecule, and the SM Exclusive Option will not apply to such Former SM2 Molecule.

5.4	Tax Matters

Any withholding or other taxes that a paying Party is required by Applicable Law to pay or withhold from any payments payable to a receiving Party under this Agreement will be deducted from the amount of such payments due, and promptly paid or remitted as appropriate, to the appropriate Governmental Entity by the paying Party. Any such tax required by Applicable Law to be paid or withheld will be an expense of, and borne solely by, the receiving Party. The paying Party will furnish the receiving Party with the best available evidence of such payment or amount withheld as soon as practicable after such payment is made or such amount is withheld. The receiving Party will furnish the paying Party with appropriate documents supporting application of the most favorable rate of withholding or other tax available, or exemption from such taxes, under Applicable Law and/or tax treaties. For each payment, the Parties will each devote all reasonable efforts to ensuring that (a) the payment is exempt from such taxes or (b) all such taxes are paid or remitted, as appropriate, at the most favorable rate(s) proposed and adequately supported by the receiving Party. The Parties will reasonably cooperate in completing and filing documents required or advisable under the provisions of any applicable tax laws or any other Applicable Law in connection with the making of (i) any required tax payment or withholding payment, (ii) a claim of exemption from, or entitlement to a reduced rate of, withholding, or (iii) any claim to a refund of or credit for any such payment.

5.5	Late Payments

Any payments that are not paid on or before the date such payments are due under this Agreement will bear interest from the date due until paid in full at a rate per annum equal to [***]. Interest will not be compounded. With respect to any payments that are disputed [***], no interest will accrue until such dispute is resolved.

5.6	Bank Account

All payments required to be made to Shattuck under this Agreement will be made in Dollars by bank wire transfer in immediately available funds to the account listed below (or such other account as Shattuck will from time to time advise Millennium in writing at least [***] before such payment is due):

[***]

5.7	No Set-Off

All payments required to be made by each Party to the other pursuant to this Agreement will be made without any set-off or deduction against any other payments due under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

5.8	Record Retention

Shattuck will keep for at least [***] from the end of the Calendar Year to which they pertain complete and accurate records of the [***] incurred by Shattuck that are to be borne or reimbursed by Millennium pursuant to Section 5.2 in sufficient detail to allow the accuracy of the amounts charged to Millennium to be confirmed.

5.9	Audit

At the request of Millennium, upon at least [***] prior written notice, but no more often than [***] (unless a previous audit discovered a variation or error resulting in Shattuck having to bear the costs of such audit, in which event audits may occur [***]) and not more frequently than [***] with respect to records covering any specific period of time, and at Millennium’s sole expense (except as otherwise provided herein), Shattuck will permit an internationally recognized independent accounting firm [***], to inspect (during regular business hours) the relevant records required to be maintained by Shattuck under Section 5.8 for the sole purpose of verifying the accuracy of the invoices provided by Shattuck to Millennium for [***]. At Millennium’s request, the independent accounting firm will be entitled to audit the then-preceding [***] of Shattuck’s records solely for purposes of verifying Shattuck’s calculation of the [***] and any other costs and expenses of Shattuck or any of its Affiliates that are to be borne or reimbursed by Millennium pursuant to this Article 5. If any such audit reveals an inaccuracy in the calculation of [***] during the period covered by the review resulting in any overpayment by Millennium, Shattuck will refund the amount of any such overpayment, and if such overpayment is by [***] or more of the amount due, Shattuck will pay the reasonable costs and expenses of the audit. If any audit reveals an inaccuracy in the calculation of [***] during the period covered by the review resulting in an underpayment by Millennium, Shattuck may invoice Millennium for such underpayment, and Millennium will pay such amount within [***] from the date of Millennium’s receipt of such invoice.

ARTICLE 6

INTELLECTUAL PROPERTY

6.1	Ownership of Intellectual Property

(a)

The determination of whether Intellectual Property is conceived, discovered, developed, or otherwise made by a Party or its Affiliates for the purpose of allocating proprietary rights therein (including inventorship of Patent Rights), will, for purposes of this Agreement be determined in accordance with the Applicable Law of the U.S. as such law exists as of the Effective Date irrespective of where such conception, discovery, development or making occurs.

(b)	Subject to the terms and conditions set forth in this Agreement:

(i)

as between the Parties, Shattuck will own and retain all right, title and interest in and to any and all (A) ARC Technology IP, (B) Development Molecule IP and (C) Selected Molecule IP (such Intellectual Property is collectively referred to as “Shattuck IP”), in each case that are developed by or on behalf of either Party or their respective Affiliates in the course of performing their obligations under this Agreement (including under the Development Plan);

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(ii)

as between the Parties, Millennium will own and retain all right, title and interest in and to any and all Millennium Technology IP developed by or on behalf of either Party or their respective Affiliates in the course of performing their obligations under this Agreement (including under the Development Plan);

(iii)

for any other Intellectual Property that is not Millennium Technology IP or Shattuck IP, that is developed by either Party or their respective Affiliates in the course of performing their obligations under this Agreement (including under the Development Plan) (“Other IP”), ownership will follow inventorship; and

(iv)

Millennium will promptly disclose to Shattuck in writing the development, making, conception or reduction to practice of any Shattuck IP or Other IP. Shattuck will promptly disclose to Millennium in writing the development, making, conception or reduction to practice of any Millennium Technology IP or Other IP. The Parties will cooperate with each other to effectuate ownership of any such Intellectual Property as set forth in this Agreement, including executing such papers and instruments, requiring employees or others to execute such papers or instruments, and recording such papers or instruments, to effectuate the ownership of such Patent Rights, and to enable the Patent Prosecution thereof in any country or region. Millennium agrees to assign, and hereby assigns, to Shattuck all Shattuck IP that is conceived or reduced to practice by Millennium or its Affiliates during the Term. Shattuck agrees to assign, and hereby assigns, to Millennium all Millennium Technology IP that is conceived or reduced to practice by Shattuck or its Affiliates during the Term.

6.2	Research License

Millennium hereby grants to Shattuck and its Affiliates a non-exclusive, royalty-free, fully paid-up, worldwide license, with the right to sublicense, to and under the Millennium Technology IP for the limited purpose of allowing Shattuck and its Affiliates to conduct Development activities pursuant to this Agreement and the Development Plan. Each Party hereby grants to the other Party and its Affiliates a non-exclusive, royalty-free, fully paid-up, worldwide license, with the right to sublicense, to and under the Other IP for all purposes.

6.3	Patent Prosecution

(a)

During the Term, Shattuck will have the right and final authority, but not the obligation, to prepare, file, prosecute, maintain and control Patent Rights covering Shattuck IP, with patent counsel of its choice and at Shattuck’s sole cost, including initiating interferences, re-examinations, reissues, oppositions, revocation actions and the like, and gaining patent term adjustments or restorations, supplemental protection certificates or their equivalents, and patent term extensions with respect thereto (“Patent Prosecution”); provided, however, that with respect to Development Molecule IP and Selected Molecule IP, Shattuck will retain outside counsel that is acceptable to Millennium.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(b)

Shattuck will keep Millennium informed, through the JPC, of all material matters with regard to the Patent Prosecution of the Patent Rights within the Development Molecule IP and Selected Molecule IP, as applicable, including by using [***] to provide Millennium with prior written notice a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantial narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country for which the JPC has recommended pursing patent protection for such claim), so that Millennium has a reasonable opportunity to review and comment. Shattuck will consider any comments received from Millennium [***].

(c)

Within [***] following the Effective Date, the Parties will establish a Joint Patent Committee (“Joint Patent Committee” or “JPC”) which will be responsible for keeping each Party reasonably informed of all inventions arising under the Development Program, sharing material information and coordinating strategy for the Patent Prosecution of Patent Rights of ARC Technology IP, Development Molecule IP and Selected Molecule IP.

(i)

The JPC will be comprised of [***] of representatives of each Party, with each Party having at least [***] on the JPC at all times. JPC members will have expertise appropriate for the function and purpose of the JPC. Each Party may replace its representative(s) on the JPC from time to time in its discretion with prior written notice to the other Party. Shattuck will select one of the Shattuck representatives of the JPC to be responsible for coordinating meetings of the JPC and preparing an agenda for each meeting (the “JPC Chair”).

(ii)

The JPC will have no decision-making authority. It will serve only as a forum for the Parties to discuss and collaborate with respect to Patent Prosecution matters applicable to the Development Molecules and Selected Molecules, including: overseeing and coordinating the activities of the mutually acceptable outside counsel; facilitating the Parties’ discussions regarding which claims of the Shattuck IP existing as of the Effective Date fall within the ARC Technology IP, which claims fall within the Development Molecule IP and which claims fall within the Selected Molecule IP (and keeping a written record of such discussions) and filing continuations and/or divisional applications as necessary to segregate the claims into separate Patent; Rights Covering each category, to the extent possible; discussing new patent filing strategy, and claims strategy with the goal of continuing to segregate Patent Rights Covering Development Molecule IP and Selected Molecule IP, respectively, from Patent Rights

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

Covering ARC Technology IP, to the extent possible; and coordinating with each other to reasonably avoid creating potential issues in Patent Prosecution of patent applications. The JPC will be dissolved upon expiration of the Development Period (and in the event the Parties enter into a DM License Agreement and/or SM License Agreement, the relevant functions of the JPC will be conducted by the joint patent committee created pursuant to such agreement(s)).

(d)

To the extent Shattuck desires to include any unpublished Know-How pertaining to a Development Molecule or a Selected Molecule in a patent application Covering ARC Technology IP, or submit any unpublished Know-How pertaining to a Development Molecule or a Selected Molecule to a patent office in furtherance of Prosecution of ARC Technology IP, Shattuck will inform Millennium no less than [***] in advance of the intended filing or submission date and provide Millennium with an opportunity to review and comment on such filing or submission. Shattuck will consider Millennium’s comments [***]. Shattuck agrees that, without the prior written consent of Millennium, neither Shattuck nor any of its Affiliates will disclose any unpublished Know-How solely pertaining to Selected Molecule IP or Development Molecule IP in any patent application Covering ARC Technology IP, or Prosecution thereof, in a manner that would reasonably be expected to prejudice the ability to patent any Know-How Covering Development Molecule IP or Selected Molecule IP.

6.4	Abandonment

During the Term, Shattuck will not finally abandon or allow to lapse, or otherwise cease Patent Prosecution of any of the Patent Rights under the ARC Technology IP, Development Molecule IP or Selected Molecule IP, unless the JPC has [***] recommended such action.

6.5	Cooperation

Each Party will give notice to the other Party of any actual or suspected infringement by a Third Party of any Patent Rights Covering Molecules (and Controlled by either Party), and the Parties will work together [***] to determine an appropriate strategy for asserting such Patent Rights, provided that the Party Controlling such Patent Rights will have final decision-making authority with respect to any such assertion.

ARTICLE 7

CONFIDENTIALITY

7.1	Confidential Information

Each Party agrees that, during the Term of this Agreement and for a period of [***] thereafter, or with respect to Confidential Information which is a Trade Secret, for so long as such information is maintained by disclosing Party as a trade secret, a Party (the “Receiving Party”) receiving Confidential Information of the other Party (“Disclosing Party”) (or that has received any such Confidential Information from the other Party prior to the Effective Date) will (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted in Section 7.2, and (c) not use such Confidential Information for any purpose except to perform its obligations or exercise its rights under this Agreement (including under the Development Plan).

7.2	Authorized Disclosure

(a)

The provisions of Section 7.1 will not preclude the Receiving Party from disclosing Confidential Information of the Disclosing Party to the extent (and only to the extent) such disclosure is reasonably necessary in the following instances:

(i)	to the extent disclosure of such Confidential Information is reasonably necessary for Patent Prosecution activities or to prosecute or defend litigation relating to Patent Rights;

(ii)

disclosure to the Receiving Party’s Affiliates and its respective employees, consultants and Permitted Subcontractors to enable the Receiving Party to exercise its rights or to carry out its obligations under this Agreement (provided that such disclosure will be made only to persons who are bound by confidentiality obligations at least as stringent as those described in this Article 7);

(iii)

disclosure by Shattuck to Third Parties of Intellectual Property rights developed under this Agreement and that relate to the ARC Platform generally, provided that, for clarity, this Section 7.2(a)(iii) will not authorize Shattuck to disclose any Know-How that is specific to a Molecule (including any Know-How that is specific to the Target Pair that is Targeted by such Molecule) unless such disclosure is otherwise authorized under this Agreement;

(iv)

if required to be disclosed by Applicable Law or court order, provided that notice is promptly delivered to the Disclosing Party in order to provide an opportunity to challenge or limit the disclosure obligations; or

(v)	disclosures expressly permitted by this Agreement (including in connection with the arbitration process described in Section 4.1(c)).

(b)	Specific information will not be deemed to be within any of the foregoing exclusions merely because it is embraced by more general information falling within these exclusions.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

7.3	Certain Authorized Disclosures

(a)

Following execution of this Agreement, the Parties agree to issue a joint press release announcing the existence of this Agreement, as set forth in Schedule H, and the timing of issuance of such joint press release will be subject to both Party’s written approval. Subject to Section 7.3(b), each Party agrees not to issue any other press release or other public statement disclosing additional information with respect to this Agreement, or using the name or trademark of the other Party or any of its employees, in either case, without the prior written consent of the other Party.

(b)

Without limiting the generality of Section 7.3(a), if either Party proposes to file with the SEC or the securities regulators of any state or other jurisdiction a registration statement or any other disclosure document that describes or refers to the terms and conditions of this Agreement under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable securities law, such Party will notify the other Party of such intention and will provide the other Party with a copy of relevant portions of the proposed filing a reasonable time (but at least [***]) prior to such filing (and any material revisions to such portions of the proposed filing a reasonable time (but at least [***]) prior to the filing thereof), including any exhibits thereto disclosing terms or conditions of this Agreement, and will use [***] to obtain confidential treatment of the terms and conditions of this Agreement that such other Party requests be kept confidential, and will only disclose such terms and conditions of this Agreement that it is advised by counsel are legally required to be disclosed. No such notice will be required under this Section 7.3(b) if the description of or reference to this Agreement contained in the proposed filing has been included in any previous filing made by the other Party hereunder or otherwise approved by the other Party.

(c)

A Party may disclose this Agreement and the terms hereof to its existing directors, officers and investors, and Shattuck may disclose this Agreement to Heat, provided that such Persons agree to be bound by written confidentiality agreements with terms at least as restrictive as those set forth in this Article 7.

(d)	Shattuck may disclose this Agreement and the terms hereof to Permitted Third Party Subcontractors in accordance with Section 2.4 (including the restriction in Section 2.4(e)).

(e)

Subject to compliance with the terms and procedures set forth in this Section 7.3(e), a Party may disclose this Agreement and the terms hereof to bona fide prospective investors, grant-making institutions, merger partners, strategic partners or acquirers and their respective professional advisors (collectively, “Prospective Investors”) in connection with the negotiation, entry into and/or performance of a business transaction between such parties, including the conduct of due diligence involved in such transaction, provided that in each case such Persons agree to be bound by (i) written confidentiality agreements at least as restrictive as those set forth in this Article 7 or (ii) with respect to attorneys, applicable ethical obligations. With respect to Prospective Investors that are engaged in due diligence prior to such Prospective Investors reaching mutual agreement with the disclosing Party on all material terms of a transaction in a term sheet or letter of intent, the disclosing Party may disclose to the Prospective Investor a redacted version of this Agreement, which the Parties will agree to [***] within [***] following the Effective Date; provided that such redacted version of this Agreement will not divulge or otherwise

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

make available: (A) either Target in the Target Pair of any Molecule (except for [***], as applicable), (B) the identity of the non-disclosing Party or any of its Affiliates or (C) any of the specific financial terms hereof, except, in each case, to the extent such information has been previously publicly disclosed or the non-disclosing Party consents in writing to such disclosure. With respect to Prospective Investors that are involved in final due diligence at a status in the negotiations at which the disclosing Party reasonably believes [***] that the signing of a definitive agreement governing the transaction is reasonably likely to occur within [***] of such disclosure, the disclosing Party may disclose an unredacted version of this Agreement to such Prospective Investor.

7.4	Publications and Presentations

The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder. Each Party agrees that, except as required by Applicable Law, it will not publish or present, or permit to be published or presented, the results of the Development Program to the extent such results refer to or derive from the Shattuck IP, Millennium Technology IP or Other IP or otherwise constitute Confidential Information of the other Party (the “Covered Results”) without the prior written approval of the other Party, which approval will not be unreasonably withheld, conditioned or delayed; provided, that it will not be deemed unreasonable for Millennium to withhold its consent to any request by Shattuck to publish or present any Covered Results relating to the Selected Molecules or Designated ARC Molecules. Subject to the foregoing, each Party will provide the other Party with the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including information to be presented verbally) that relate to the Covered Results at least [***] prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***] period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***] (or such other period as the Parties may mutually agree) from the date of such written request to seek appropriate patent protection for any unpatented technology disclosed in such publication or presentation that it reasonably believes may be patentable. The publishing Party will take into account the reasonable comments or changes proposed by the other Party on any publication or presentation. Once such abstracts, manuscripts or presentations have been reviewed and, where applicable, approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication. Each Party also will have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation. In any permitted publication or presentation by a Party, the other Party’s contribution will be duly recognized, and co-authorship will be determined in accordance with customary industry standards.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

ARTICLE 8

TERM AND TERMINATION

8.1	Term

The term of this Agreement (the “Term”) will commence on the Effective Date and, unless earlier terminated pursuant to the provisions of this Article 8, will continue until the later of the end of (a) [***] or (b) [***].

8.2	Termination by the Parties

This Agreement may be terminated by either Party in its entirety or on a Molecule-by-Molecule basis, in the event of:

(a)	an unremedied material breach by the other Party or the other Party’s Affiliates, in accordance with the provisions of Section 8.3;

(b)	a mutual written agreement between the Parties to terminate; or

(c)

upon the bankruptcy or insolvency of, or the filing of an action to commence insolvency proceedings against, the other Party, or the making or seeking to make or arrange an assignment for the benefit of creditors of the other Party, or the initiation of proceedings in voluntary or involuntary bankruptcy, or the appointment of a receiver or trustee of such Party’s property, in each case that is not discharged within [***] of the filing thereof. In connection therewith, all rights and licenses granted under this Agreement are, and will be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(56) of the U.S. Bankruptcy Code.

8.3	Termination for Breach

(a)

Upon a material breach of a representation, warranty or a material obligation of this Agreement by a Party or its Affiliates (in such capacity, the “Breaching Party”), the other Party (in such capacity, the “Non-Breaching Party”) may provide written notice (a “Breach Notice”) to the Breaching Party specifying the material breach in sufficient detail to put the Breaching Party on notice and clearly stating the Non-Breaching Party’s intent to terminate this Agreement if such material breach is not cured. For clarity, any failure of Millennium to make a required payment or payments under this Agreement will be considered a material breach of this Agreement if the aggregate total of such unpaid amount(s) is equal to or greater than [***].

(b)	If:

(i)

the Breaching Party fails to cure such material breach during a [***] period (or, if such material breach, by its nature, is a curable breach that the Parties agree is not curable within such [***] period, then within such longer period as would be reasonably necessary for a diligent party to cure such material breach) following the date on which the Non-Breaching Party receives the Breach Notice; or

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(ii)	such material breach, by its nature, is incurable;

then the Agreement will terminate, at the option of the Non-Breaching Party, in its entirety or on a Molecule-by-Molecule basis, upon written notice to the Breaching Party with immediate effect.

8.4	Other Termination by Millennium

This Agreement may be terminated by Millennium, on a Molecule-by-Molecule basis, in the following circumstances:

(a)

With respect to each Development Molecule, Millennium may terminate this Agreement if the In Vitro Efficacy Studies are unsuccessful (according to predetermined criteria that will be mutually agreed upon by the Parties and set forth in the Development Plan) by providing written notice of such termination to Shattuck [***] prior to the date on which Millennium makes the first Development Funding Payment pursuant to Section 5.2(a) with respect to such Development Molecule. In the event the Parties disagree as to whether the In Vitro Efficacy Studies are unsuccessful in accordance with the foregoing sentence, Millennium will have the right, in its sole discretion, to make such determination, and such determination will be deemed final for purposes of this Section 8.4.

(b)

With respect to each Selected Molecule and Designated ARC Molecule, Millennium may terminate this Agreement with respect to such Selected Molecule or Designated ARC Molecule by providing written notice of such termination to Shattuck no later than [***] following receipt by Millennium of the Tumor Study Notice with respect to such Selected Molecule or Designated ARC Molecule if the in vitro studies conducted prior to such time with respect to such Molecule are unsuccessful (according to pre-determined criteria that will be mutually agreed upon by the Parties and set forth in the Development Plan). In the event the Parties disagree as to whether such in vitro studies are unsuccessful in accordance with the foregoing sentence, Millennium will have the right, in its sole discretion, to make such determination, and such determination will be deemed final for purposes of this Section 8.4.

Any written notice of termination delivered by Millennium pursuant to this Section 8.4 is referred to as a “Termination Notice.”

8.5	Consequences of Expiration or Termination

Upon expiration or earlier termination of this Agreement, the following provisions will apply:

(a)

If this Agreement expires in accordance with its terms or is earlier terminated in its entirety by Shattuck under Section 8.2(a) or (c) or by the Parties’ mutual written agreement under Section 8.2(b) (unless the Parties otherwise provide in such written agreement), then, without limiting any other rights of the Parties hereunder:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(i)	the license granted by Millennium under Section 6.2 will immediately terminate;

(ii)	all unexercised DM Exclusive Options and SM Exclusive Options granted by Shattuck pursuant to Section 4.1(a) will immediately terminate; and

(iii)

each Party will promptly return or destroy all Confidential Information of the other Party, provided that each Party may retain, subject to Article 7, (A) one (1) copy of the Confidential Information of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of the other Party contained in its laboratory notebooks or databases, (C) any computer records or files containing such Confidential Information that have been created solely by its automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with its standard archiving and back-up procedures, but not for any other uses or purposes and (D) any Confidential Information of the other Party to the extent reasonably required to exercise its rights and perform its obligations under any outstanding License Agreements. Notwithstanding the foregoing, no exclusive license granted pursuant to Article 4, nor any related License Agreement, will be affected by any termination of this Agreement.

(b)

If this Agreement is terminated on a Molecule-by-Molecule basis by Shattuck under Section 8.2(a) or (c), by the Parties’ mutual written agreement under Section 8.2(b) (unless the Parties otherwise provide in such written agreement), or by Millennium under Section 8.4, then, without limiting any other rights of the Parties hereunder:

(i)

The license granted by Millennium under Section 6.2 will immediately terminate as to the Molecule which is the subject of the applicable Termination Notice or other notice of termination (the “Terminated Molecule”);

(ii)

The Development Term for the Terminated Molecule will immediately terminate, and any unexercised option related to such Terminated Molecule (the DM Exclusive Option or SM Exclusive Option, as applicable) granted by Shattuck pursuant to Section 4.1(a) will immediately terminate (for clarity, if the Terminated Molecule is a Designated ARC Molecule, such Designated ARC Molecule will no longer be subject to the SM Exclusive Option); and

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(iii)

The Specified Confidential Information relating to the Terminated Molecule will be deemed the Confidential Information of Shattuck and each Party will promptly return or destroy all Confidential Information of the other Party solely related to such Terminated Molecule (the “Terminated Molecule CI”), provided that each Party may retain, subject to Article 7, (A) one (1) copy of the Terminated Molecule CI of the other Party in its archives solely for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Terminated Molecule CI of the other Party contained in its laboratory notebooks or databases, and (C) any computer records or files containing such Terminated Molecule CI that have been created solely by its automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with its standard archiving and back-up procedures, but not for any other uses or purposes.

(c)	If this Agreement is terminated in its entirety by Millennium under Section 8.2(a) or (c), then, without limiting any other rights of the Parties hereunder:

(i)

Shattuck will grant to Millennium a royalty-free, fully-paid-up, worldwide license, with the right to grant sublicenses, to and under the Shattuck IP and Other IP Controlled by Shattuck for the limited purpose of performing any and all activities associated with the conduct of the Development Program (which, for clarity, need not be conducted pursuant to the Development Plan) that would otherwise have been performed by Shattuck under this Agreement had it not been terminated, and such license will survive until the earlier of (A) the [***] of the Effective Date or (B) the date on which Millennium has exercised its option to be granted an exclusive license to each of DMl, DM2, SM1 and SM2 (or affirmatively declined (in a written notice provided to Shattuck) to exercise such options). The foregoing license will be exclusive as to the Development Molecule IP, Selected Molecule IP and the ARC Technology IP (but in the case of the ARC Technology IP, it will be exclusive only with respect to the Target Pairs that are Targeted by the Molecules with respect to which Millennium is continuing Development, and it will otherwise be non-exclusive) and non-exclusive as to the Other IP.

(ii)

If Millennium elects to continue Development of any Development Molecule, Selected Molecule, or Designated ARC Molecule, then Millennium’s right to exercise each DM Exclusive Option and SM Exclusive Option, as applicable, will, subject to the terms and conditions of Section 4.1 hereof, survive for each Molecule for which it elects to continue Development until the earlier of (A) [***] following Millennium’s completion of all activities set forth in the Development Plan for such Molecule, or (B) the [***] of the Effective Date; provided that if Millennium fails to use [***] to Develop a Molecule during the period set forth above, then the applicable DM Exclusive Option or SM Exclusive Option, as applicable, and the license granted to Millennium in Section 8.5(c)(i) with respect to such Molecule, will terminate.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(iii)	Shattuck will provide the Technical Transfer Materials to Millennium for the purpose of assisting Millennium to exercise its rights set forth in clauses (i) and (ii) of this Section 8.5(b).

(iv)

During the period set forth in Section 8.5(c)(ii), Millennium will provide written updates to Shattuck [***] summarizing Millennium’s activities under the Development Plan for each Molecule for which it elects to continue Development.

(v)	Millennium’s rights and Shattuck’s obligations under Section 4.2 will survive for the periods set forth therein.

(vi)	Shattuck’s obligations under Section 2.9(a) will continue on a Molecule-by-Molecule basis until such time as Millennium is no longer continuing Development of such Molecule.

(vii)

Shattuck will promptly return or destroy all Confidential Information of Millennium, provided that Shattuck may retain, subject to Article 7 hereof, (A) one (1) copy of the Confidential Information of Millennium in its archives for the purpose of establishing the contents thereof and ensuring compliance with its obligations hereunder, (B) any Confidential Information of Millennium contained in its Laboratory Notebooks or databases, (C) any computer records or files containing such Confidential Information that have been created solely by its automatic archiving and back-up procedures, to the extent created and maintained in a manner consistent with its standard archiving and back-up procedures, but not for any other uses or purposes, and (D) any Confidential Information of Millennium to the extent reasonably required to exercise its rights and perform its obligations under any exclusive license granted pursuant to Article 4 and any related License Agreement. Notwithstanding the foregoing and subject to Article 7 hereof, Millennium may retain and use Shattuck’s Confidential Information in connection with the exercise of its rights set forth in clauses (i), (ii), (iii), (iv), and (v) of this Section 8.5(b).

Notwithstanding the foregoing, no exclusive license granted pursuant to Article 4, nor any related License Agreement, will be affected by any termination of this Agreement.

8.6	Ongoing Obligations

Except where explicitly provided elsewhere within this Agreement, termination of this Agreement for any reason, or expiration of this Agreement, will not affect any undisputed payment obligations accruing hereunder prior to the date of termination. Notwithstanding anything herein to the contrary, the following provisions will survive termination or expiration of this Agreement: Article 1 (to the extent necessary to give effect to the other Sections listed in this Section 8.6), Section 2.9(a) (to the extent applicable by operation of Section 8.5(c)(vi)), Article 4 (to the extent applicable by operation of Section 8.5(b)), Sections 5.4, 5.5, 5.6, 5.7, 5.8, and 5.9 (in the case of Section 5.9, for a period of one (1) year following the termination date), Section 6.1, 6.2 (last sentence only), Article 7 (for the duration stated therein), Sections 8.5 and 8.6, Section 9.5, Article 10 (with respect to Section 10.3, for the term stated therein), and Sections 11.2, 11.4, 11.5, 11.7, 11.9, 11.10, 11.11, 11.12, 11.14 and 11.15.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

ARTICLE 9

REPRESENTATIONS, WARRANTIES AND COVENANTS

9.1	Mutual Representation of Authority; Consents

(a)	Each Party represents and warrants to the other that:

(i)	it is duly incorporated and organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

(ii)	it has full right, corporate power and authority to enter into this Agreement and to perform its obligations under this Agreement;

(iii)

this Agreement has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with the terms hereof, subject to the effect of (A) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the rights of creditors generally and (B) rules of law and equity governing specific performance, injunctive relief and other equitable remedies;

(iv)

the execution, delivery and performance of this Agreement by such Party has been duly authorized by all necessary corporate action of such Party and does not and will not during the Term: (A) violate any Applicable Law; (B) conflict with or constitute a breach or default under any agreement, instrument or understanding, oral or written, to which it or any of its Affiliates is a party or by which it or such Affiliates may be bound; or (C) conflict with or violate such Party’s corporate charter or bylaws;

(v)

no consents, approvals or authorizations under Applicable Law or from Third Parties (including Governmental Entities) are required to be obtained in connection with the execution, delivery and performance of this Agreement; and

(vi)

each Party’s (and each Party’s Affiliates’) employees and consultants have assigned, or will assign, to such Party all of their right, title, and interest in any Intellectual Property arising from activities conducted under this Agreement.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

9.2	Additional Representations and Warranties of the Parties

(a)

Shattuck hereby represents and warrants to Millennium, as of the Effective Date and during the Term, that, except as disclosed to Millennium prior to the Effective Date in a writing specifically referring to this Section 9.2(a):

(i)	Shattuck has the rights and authority to grant the rights and licenses as provided herein;

(ii)	Shattuck owns or has an enforceable right to use, all Shattuck IP existing as of the Effective Date;

(iii)	there is no pending or, to the knowledge of Shattuck, threatened Action that alleges that the Shattuck IP is invalid or unenforceable;

(iv)	there is no pending or, to the knowledge of Shattuck, threatened Action that alleges that Shattuck has infringed or misappropriated any Intellectual Property rights of any Third Party;

(v)	to the knowledge of Shattuck, there are no activities by Third Parties anywhere in the world that would constitute infringement of Patent Rights within the Shattuck IP;

(vi)

to the knowledge of Shattuck, Shattuck has complied in all material respects with all Applicable Law with respect to the filing, Patent Prosecution and maintenance of those Patent Rights within the Shattuck IP as of the Effective Date and for which Shattuck has control of such filing, Patent Prosecution and maintenance;

(vii)

the Heat License Agreement is valid and binding, in full force and effect and enforceable against Shattuck and the other parties thereto. Except as set forth in Disclosure Schedule 9.2(a)(vii), there is no material violation, breach or default under the Heat License Agreement by Shattuck, or, to Shattuck’s knowledge, by any other party thereto, and to the knowledge of Shattuck, no event has occurred or condition exists that with the lapse of time or the giving of notice or both would constitute a default in the performance or payment of the Heat License Agreement on the part of Shattuck or, to Shattuck’ s knowledge, any other party thereto;

(viii)

Shattuck has not employed or, to its knowledge, used a contractor or consultant that has employed, any individual or entity (A) debarred by the FDA (or subject to a similar sanction of any other applicable Regulatory Authority), (B) who is the subject of an FDA debarment investigation or proceeding (or similar proceeding of any other applicable Regulatory Authority), or (C) who has been charged or convicted under Applicable Law for conduct relating to the development or approval, or otherwise relating to the regulation, of any product under the Generic Drug Enforcement Act of 1992;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(ix)

the Development of the ARC Platform which has been conducted by Shattuck and its Affiliates and its and their subcontractors has been conducted in compliance with Applicable Law. Neither Shattuck, nor any of its Affiliates, nor any of their respective officers, employees or agents, has made an untrue statement of material fact or fraudulent statement to any Regulatory Authority or failed to disclose a material fact required to be disclosed to any Regulatory Authority;

(x)

Shattuck’s performance of its obligations and activities under the Development Plan will not, to the knowledge of Shattuck, misappropriate or infringe any Intellectual Property rights of any Third Party; and

(xi)

each current or former employee of Shattuck and each current or former independent contractor of Shattuck has executed a valid and binding written agreement expressly assigning to Shattuck all right, title and interest in any Know-How or Patent Rights developed by such Person in the performance of services for Shattuck.

(b)

Millennium hereby represents and warrants to Shattuck, as of the Effective Date and during the Term, that, except as disclosed to Shattuck prior to the Effective Date in a writing specifically referring to this Section 9.2(b):

(i)	Millennium has the rights and authority to grant the rights and licenses as provided herein;

(ii)	Millennium owns, or has an enforceable right to use, all Millennium Technology IP existing as of the Effective Date; and

(iii)	to the knowledge of Millennium, there are no activities by Third Parties anywhere in the world that would constitute infringement of Millennium’s Patent Rights within the Millennium Technology IP.

9.3	Mutual Covenant

Each Party hereby covenants to the other Party that it will perform its obligations and exercise its rights hereunder in compliance in all material respects with applicable Laws.

9.4	Additional Covenants of Shattuck

Shattuck hereby covenants to Millennium that:

(a)

it will perform its activities pursuant to the Development Plan in compliance [***] with Applicable Law (including the Applicable Law of the country and the state and local government wherein such activities are conducted), and, with respect to the care, handling and use in Development activities hereunder of any non-human animals by or on behalf of such Party, will at all times comply [***] (and will use [***] to require such compliance by any of its Permitted Subcontractors) with all Applicable Law;

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(b)

it will not employ (and [***] will not use any contractor or consultant that employs) any individual or entity (A) debarred by the FDA (or subject to a similar sanction of any other applicable Regulatory Authority), (B) who is the subject of an FDA debarment investigation or proceeding (or similar proceeding of any other applicable Regulatory Authority), or (C) who has been charged or convicted under U.S. Law for conduct relating to the development or approval, or otherwise relating to the regulation, of any product under the Generic Drug Enforcement Act of 1992, in each case, in the conduct of its activities under this Agreement; and

(c)

Shattuck will use [***] to fulfill, and not to breach, its obligations under the Heat License Agreement, to the extent that to do so would materially and adversely affect Millennium or its rights hereunder.

9.5	Disclaimer of Warranty

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, EACH PARTY EXPRESSLY DISCLAIMS, WAIVES, RELEASES, AND RENOUNCES ANY WARRANTY, EXPRESS OR IMPLIED, STATUTORY OR OTHERWISE, INCLUDING ANY WARRANTY OF MERCHANTABILITY, DURABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OR VALIDITY OF ANY PATENTS ISSUED OR PENDING, AND WARRANTIES ARISING FROM USAGE OF TRADE OR COURSE OF DEALING, RELATING TO ANY MOLECULE, DATA, RESULTS, OR OTHER MATERIALS OR INFORMATION, OR ANY SERVICE PROVIDED BY EITHER PARTY TO THE OTHER HEREUNDER.

ARTICLE 10

INDEMNIFICATION

10.1	Indemnity by Millennium

Millennium agrees to defend Shattuck and its and its Affiliates’, directors, officers, employees and agents (collectively, the “Shattuck Indemnified Parties”), at Millennium’s cost and expense, and will indemnify and hold the Shattuck Indemnified Parties harmless from and against any liabilities, losses, costs, damages, fees or expenses (including reasonable legal fees and disbursements) (collectively, “Losses”) arising out of any and all suits, proceedings, claims or demands of Third Parties (collectively, “Third Party Claims”), to the extent arising out of or relating to, directly or indirectly:

(a)	any breach by Millennium of any of its representations, warranties, covenants or obligations set forth in this Agreement; or

(b)	the negligence, recklessness, or willful misconduct of Millennium, or any of its or its Affiliates’, directors, officers, employees or agents.

except in any case under clauses (a) and (b) to the extent that Shattuck is obligated to provide indemnification for such Losses pursuant to Section 10.2.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

In the event of any Third Party Claim against the Shattuck Indemnified Parties, Shattuck will promptly notify Millennium in writing of the claim (it being understood and agreed that the failure by Shattuck to give such notice will not relieve Millennium of its indemnification obligations under this Agreement except and only to the extent that Millennium is actually prejudiced as a result of the failure to give notice), and Millennium will manage and control, at its sole expense, the defense of the claim and its settlement, keeping Shattuck reasonably advised of the status of the defense and/or settlement. No settlement will be finalized without obtaining Shattuck’s prior written consent, which will not be unreasonably withheld, except that, in the case of a settlement that does not require an admission or impose any obligation on the part of a Shattuck Indemnified Party or otherwise have an adverse effect on rights or interests of a Shattuck Indemnified Party, Shattuck’s consent will not be required so long all Shattuck Indemnified Parties involved in the claim are unconditionally released from all liability in such settlement. The Shattuck Indemnified Parties will reasonably cooperate with Millennium and may, at their option and expense, be represented by their own separate counsel in any such action or proceeding; provided that if representation of the Shattuck Indemnified Parties by the counsel retained by Millennium would be inappropriate due to actual or potential conflict of interests between the Shattuck Indemnified Parties and Millennium, the Shattuck Indemnified Parties will have the right to retain their own counsel with the fees and expenses of such counsel to be paid by Millennium; provided further that Millennium will not be obligated to pay the fees and expenses of more than one (1) counsel retained by all Shattuck Indemnified Parties. Millennium will not otherwise be liable for any litigation costs or expenses incurred by the Shattuck Indemnified Parties without Millennium’s prior written authorization, unless Millennium is in breach of any of its obligations pursuant to this Section 10.1. In connection with the defense of a Third Party Claim, the Shattuck Indemnified Parties will reasonably cooperate with Millennium at Millennium’s reasonable request and expense and will make available to Millennium all pertinent information under the control of the Shattuck Indemnified Parties, which information will be subject to Article 7.

10.2	Indemnity by Shattuck

Shattuck agrees to defend Millennium and its and its Affiliates’, directors, officers, employees and agents (collectively, the “Millennium Indemnified Parties”) at Shattuck’s cost and expense, and will indemnify and hold the Millennium Indemnified Parties harmless from and against any Losses arising out of any Third Party Claims to the extent arising out of or relating to, directly or indirectly:

(a)	any breach by Shattuck of any of its representations, warranties, covenants, or obligations set forth in this Agreement;

(b)	the negligence, recklessness or willful misconduct of Shattuck, or any of its or its Affiliates’, directors, officers, employees or agents;

(c)	the conduct of the Development Program or any other activities under this Agreement by Shattuck or any of its Affiliates or agents; or

(d)	[***],

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

except in any case under clauses (a) through (d) to the extent that Millennium is obligated to provide indemnification for such Losses pursuant to Section 10.1.

In the event of any Third Party Claim against the Millennium Indemnified Parties, Millennium will promptly notify Shattuck in writing of the claim (it being understood and agreed that the failure by Millennium to give such notice will not relieve Shattuck of its indemnification obligations under this Agreement except and only to the extent that Shattuck is actually prejudiced as a result of the failure to give notice), and Shattuck will manage and control, at its sole expense, the defense of the claim and its settlement, keeping Millennium reasonably advised of the status of the defense and/or settlement. No settlement will be finalized without obtaining Millennium’s prior written consent, which will not be unreasonably withheld, except that in the case of a settlement that does not require an admission or impose any obligation on the part of a Millennium Indemnified Party or otherwise have an adverse effect on rights or interests of a Millennium Indemnified Party, Millennium’s consent will not be required so long all Millennium Indemnified Parties involved in the claim are unconditionally released from all liability in such settlement. The Millennium Indemnified Parties will reasonably cooperate with Shattuck and may, at their option and expense, be represented by their own separate counsel in any such action or proceeding; provided that if representation of the Millennium Indemnified Parties by the counsel retained by Shattuck would be inappropriate due to actual or potential conflict of interests between the Millennium Indemnified Parties and Shattuck, the Millennium Indemnified Parties will have the right to retain their own counsel with the fees and expenses of such counsel to be paid by Shattuck; provided further that Shattuck will not be obligated to pay the fees and expenses of more than one (1) counsel retained by all Millennium Indemnified Parties. Shattuck will not otherwise be liable for any litigation costs or expenses incurred by the Millennium Indemnified Parties without Shattuck’s prior written authorization, unless Shattuck is in breach of any of its obligations pursuant to this Section 10.2. In connection with the defense of a Third Party Claim, the Millennium Indemnified Parties will reasonably cooperate with Shattuck at Shattuck’s reasonable request and expense and will make available to Shattuck all pertinent information under the control of the Millennium Indemnified Parties, which information will be subject to Article 7.

10.3	Insurance

During the Term and thereafter for the period of time required below, each Party will maintain on an ongoing basis comprehensive general liability insurance in the minimum amount of $[***] per occurrence and $[***] annual aggregate combined single limit for bodily injury and property damage liability and any other insurance required by Applicable Law. All of such insurance coverage may be maintained through a self-insurance plan that substantially complies with the foregoing limits and requirements. Thereafter, each Party will maintain such insurance coverage without interruption during the Term and for a period of at least [***] thereafter. Each Party will [***] to provide the other Party at least [***] prior written notice of any cancellation to or material change in its insurance coverage below the amounts and types described above. Each such insurance policy will contain a waiver of subrogation by the insurer or self-insurer, as applicable, against Shattuck or Millennium, as the case may be.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

10.4	Limitation of Liability

EXCEPT FOR FRAUD, GROSS NEGLIGENCE OR INTENTIONAL MISCONDUCT, AND EITHER PARTY’S BREACH OF ARTICLE 7 HEREOF, IN NO EVENT WILL EITHER PARTY (OR ANY OF ITS AFFILIATES) BE LIABLE TO THE OTHER PARTY OR ANY OF ITS AFFILIATES FOR ANY CONSEQUENTIAL, INCIDENTAL, INDIRECT, SPECIAL, PUNITIVE, AGGRAVATED OR EXEMPLARY DAMAGES (INCLUDING LOST PROFITS, BUSINESS OR GOODWILL) SUFFERED OR INCURRED BY SUCH OTHER PARTY OR ITS AFFILIATES, WHETHER BASED UPON A CLAIM OR CAUSE OF ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY OR OTHER TORT, OR OTHERWISE, ARISING OUT OF THIS AGREEMENT. THE FOREGOING SENTENCE WILL NOT LIMIT THE OBLIGATIONS OF EITHER PARTY TO INDEMNIFY AN INDEMNIFIED PARTY FROM AND AGAINST THIRD PARTY CLAIMS UNDER THIS ARTICLE 10.

For the avoidance of doubt, a Party’s monetary liability under a Third Party Claim for such Third Party’s consequential, incidental, indirect, special, punitive, aggravated or exemplary damages payable to such Third Party in connection with such Third Party Claim will be deemed to be the direct damages of such Party for purposes of this Section 10.4.

ARTICLE 11

GENERAL

11.1	Assignment and Change of Control

This Agreement will not be assignable or otherwise transferred, nor may any rights or obligations hereunder be assigned or transferred, by either Party to any Third Party without the prior written consent of the other Party; except that either Party may assign or otherwise transfer this Agreement without the consent of the other Party to (a) any of its Affiliates, provided that the assigning Party notifies the other Party in writing within [***] after such assignment and the assignee agrees in writing to assume responsibility for and be bound by all of the terms of this Agreement in addition to the assigning Party (which will continue to be bound by such terms); or (b) to a Person that acquires all or substantially all of the business or assets of the assigning Party relating to the subject matter of this Agreement, whether by merger, acquisition or otherwise (a “Change of Control Event”), provided that the acquiring Person agrees in writing to assume responsibility for and to be bound by all of the terms of this Agreement, and provided further that if Shattuck undergoes a Change of Control Event, it will provide written notice of such Change of Control Event to Millennium no less than [***] prior to Shattuck signing a definitive agreement for a Change of Control Event. If Millennium undergoes a Change of Control Event, Millennium or its successor or permitted assignee (as applicable) will provide written notice to Shattuck within [***] following such Change of Control Event. [***].

11.2	Governing Law

This Agreement and all questions regarding the existence, validity, interpretation, breach or performance of this Agreement, will be governed by, and construed and enforced in accordance with, the laws of the State of New York, U.S., without reference to its conflicts of law principles.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

11.3	Referral of Disputes to Senior Executives

The Parties will attempt initially to resolve any dispute, claim or controversy arising under, out of or in connection with this Agreement (a “Dispute”) by conducting [***] negotiations. Any Dispute which cannot be resolved by [***] negotiation will be referred, by written notice from either Party to the other, to the Senior Executives of the Parties. Such Senior Executives will endeavor to resolve such Dispute through [***] discussions for a period of [***] following such written notice.

11.4	Jurisdiction and Venue

Each Party (a) irrevocably consents to the exclusive jurisdiction and venue in any federal court of the U.S. located in the Southern District of New York, or, if any such court of the U.S. located in the Southern District of New York declines to accept jurisdiction over a particular matter, any state court located in New York, NY) in connection with any matter based upon or arising out of this Agreement or the transactions contemplated hereby, (b) agrees that process may be served upon such Party in the manner set forth in Section 11.7, and that service in such manner will constitute valid and sufficient service of process and (c) agrees not to commence any legal proceedings relating to or arising out of this Agreement or the transactions contemplated hereby in any jurisdiction or courts other than as provided herein. Each Party waives and covenants not to assert or plead any objection that such Party might otherwise have to such jurisdiction, venue or process.

11.5	Interim Relief

Notwithstanding anything in Section 11.3 to the contrary, each Party will have the right to apply at any time to any court of competent jurisdiction for a temporary restraining order, preliminary injunction or other similar interim or conservatory relief, as necessary to protect the rights or property of such Party.

11.6	Business Day

In the event that an obligation to be performed under this Agreement falls due on a day that is not a Business Day, the obligation will be deemed due on the next Business Day thereafter.

11.7	Notices

Notices, invoices, communications, and payments hereunder will be deemed made and given [***] after sending if sent by registered or certified envelope, postage prepaid, and [***] after sending if sent by courier or by facsimile transmission, and addressed to the Party to receive such notice, invoice, or communication at the address given below, or such other address as may hereafter be designated by notice in writing by one Party to the other Party from time to time:

To Shattuck:           Shattuck Labs, Inc.

3317 Bowman Avenue

Austin, Texas 78703

Attention: CEO

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

To Millennium:       Millennium Pharmaceuticals, Inc.

40 Landsdowne Street

Cambridge, MA 02139

Attention: Office of the General Counsel

11.8	Force Majeure

No failure or omission by either Party in the performance of any obligation of this Agreement will be deemed a breach of this Agreement or create any liability if the same arises from any cause or causes beyond the reasonable control of such Party, including the following: acts of God, fire, storm, flood, earthquake, acts of war, rebellion, insurrection, riot, terrorism and civil unrest; provided that the affected Party promptly notifies the other Party in writing and further provided that the affected Party will [***] (as applicable) to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and will continue performance with the utmost dispatch whenever such causes are removed.

11.9	Independent Contractors

It is understood and agreed that the relationship between the Parties is that of independent contractors and that nothing in this Agreement will be construed as authorization for either Shattuck or Millennium to act as agent for the other.

11.10	No Strict Construction

This Agreement has been prepared jointly and will not be strictly construed against either Party.

11.11	No Implied Waivers; Rights Cumulative

No failure on the part of Shattuck or Millennium to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.

11.12	Severability

If any one or more of the provisions of this Agreement is held to be invalid or unenforceable, the provision will be considered severed from this Agreement and will not serve to invalidate any remaining provisions hereof, unless the invalid or unenforceable provision is of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid or unenforceable provision. The Parties will make a [***] effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

11.13	Execution in Counterparts

This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument. For purposes of execution, a copy of this Agreement or any amendment hereto will be deemed an original (including a printed copy of a PDF file delivered via email or a facsimile transmitted telephonically via a fax machine).

11.14	No Third Party Beneficiaries or Obligors

Except as set forth in Article 10, no Person other than Millennium, Shattuck and their respective Affiliates, permitted successors and assigns hereunder will be deemed an intended beneficiary hereunder, nor have any right to enforce any obligation of any Party to this Agreement, nor will any Person other than Millennium and Shattuck and their respective Affiliates, permitted successors and assigns have any obligations to any Party under this Agreement.

11.15	Entire Agreement

This Agreement and each Ancillary Agreement (if any) constitute the entire agreement of the Parties with respect to the matters referred to herein and supersede and merge all prior and contemporaneous negotiations, representations and understandings regarding the same.

11.16	Amendment

This Agreement, including the Schedules, may only be amended by a written document duly executed by authorized signatories of each of the Parties.

11.17	Compliance

The Parties will comply fully with all Applicable Law in connection with their respective activities under this Agreement.

[Remainder of Page Intentionally Left Blank.]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

SHATTUCK LABS, INC.

By:	/s/ Josiah Hornblower
Name:	Josiah C Hornblower
Title:	CEO

MILLENNIUM PHARMACEUTICALS, INC.

By:	/s/ Christophe Bianchi
Name:	Christophe Bianchi
Title:	President

[Signature Page to Collaboration Agreement]

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Execution Version

AMENDMENT NO. 1

to

COLLABORATION AGREEMENT

THIS AMENDMENT NO. 1 TO COLLABORATION AGREEMENT (this “Amendment”), is effective this 25th day of April, 2018 (“Amendment Effective Date”), by and between Millennium Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at 40 Landsdowne Street, Cambridge, MA 02139 (“Millennium”), and Shattuck Labs, Inc., a Delaware corporation having its principal place of business at 3317 Bowman Avenue, Austin, TX 78703 (“Shattuck”). Millennium and Shattuck are each sometimes referred to in this Amendment as a “Party” and collectively as the “Parties.”

Background

WHEREAS, the Parties entered into that certain Collaboration Agreement, effective as of August 8, 2017 (the “Agreement”); and

WHEREAS, the Parties desire to amend the Agreement as set forth herein.

NOW, THERFORE, for and in consideration of the foregoing and the respective covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.

Definitions and Cross References. Unless otherwise specified herein, each capitalized term shall have the meaning assigned to it in the Agreement and each reference to a Section or Article shall refer to the corresponding Section or Article in the Agreement.

2.	Amendments.

2.1	Section 1.1 Additions. Section 1.1 of the Agreement is hereby amended by adding the following definitions thereto, in the appropriate alphabetical location:

•	“Additional Option Fee” has the meaning set out in Section 5.1(d).

•	“Amendment No. 1 Effective Date” means the effective date of Amendment No. 1 to this Agreement.

•

“Combination” means one or more compositions, formulations, or articles of manufacture that collectively contain at least (a) a Molecule and (b) an additional therapeutic agent. For clarity, the composition(s), formulation(s), or article(s) of manufacture that contain the Combination may be used concurrently or consecutively. For further clarity, in a Combination comprising two or more Molecules, a Molecule may be an additional therapeutic agent.

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•

“Combination IP” means all Know-How and Patent Rights: (a) developed by or on behalf of either Party during the Term pursuant to the Development Plan, (b) developed by or on behalf of Shattuck in the course of conducting Development activities arising from access to one or more Millennium Molecules, (c) that comes under Shattuck’s or its Affiliates’ Control during the Term and is solely related to a Molecule, or (d) developed by or on behalf of Millennium during the Term as a direct result of Millennium’s access to one or more Molecules, in the case of (a)-(d) only to the extent such Know-How or Patent Rights Covers a Combination, including compositions of matter, methods of making, methods of using, methods of manufacture, methods of selling and Exploiting a Combination. For clarity, a Patent Right may describe or claim ARC Technology IP, Development Molecule IP, Selected Molecule IP and Combination IP, and the determination of what constitutes ARC Technology IP, Development Molecule IP, Selected Molecule IP or Combination IP (including Millennium Combination IP or other Combination IP) will be made on a claim-by-claim basis.

•

“Millennium Molecule” means a proprietary molecule Controlled by Millennium or its Affiliates which is identified as a “Millennium Molecule” pursuant to this paragraph. For each proprietary molecule Controlled by Millennium or its Affiliates that Millennium would like to evaluate in combination with a Molecule, Millennium will provide prior written notice to Shattuck of the proposed evaluation, along with a description of such proprietary molecule, and the Parties will work together [***] to mutually agree in writing (A) if such evaluation should be conducted and how it will be conducted, and (B) the definition and description of the proposed Millennium Molecule, which will be based, in part, on Patent Rights Controlled by Millennium or its Affiliates with respect to such proprietary molecule. For clarity, such definition and description may include [***].

•

“Millennium Combination IP” means Combination IP where the additional therapeutic agent is specifically a Millennium Molecule. For the avoidance of doubt, Combination IP that Covers a class or genus of molecules which may include a Millennium Molecule will not necessarily be considered Millennium Combination IP simply by virtue of inclusion of the Millennium Molecule within the class or genus.

2.2

Section 1.1 Deletions. Section 1.1 of the Agreement is hereby further amended by deleting the following definitions therefrom: “AAA,” “Arbitrators’ Decision,” “Exercise Period,” “Fair Market Value,” “Option Fee Negotiation Period” and “Option Notice.”

2.3	Section 1.1 Amendments. Section 1.1 of the Agreement is hereby further amended by amending the following definitions:

•

“ARC Technology IP” – the definition of “ARC Technology IP” is hereby amended by deleting the existing definition in its entirety and replacing it with: “means all Know-How and Patent Rights (a) Controlled by Shattuck or its Affiliates prior to the Effective Date, (b) that comes under Shattuck’s Control at any time during the Term, or (c) that are developed by or on behalf of either Party or its Affiliates as a result of such Party’s activities

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under this Agreement or as a result of such Party’s access to Shattuck Confidential Information; each of (a) – (c), to the extent such Know-How or Patent Rights (i) Cover the ARC Platform, which includes, for clarity, processes for making ARC Molecules; analytical methods for [***], and (ii) are not Development Molecule IP, Selected Molecule IP or Combination IP. For clarity, a Patent Right may describe or claim ARC Technology IP, Development Molecule IP, Selected Molecule IP and Combination IP, and the determination of what constitutes ARC Technology IP, Development Molecule IP, Selected Molecule IP or Combination IP will be made on a claim-by-claim basis.”

•

“Confidential Information” – the definition of “Confidential Information” is hereby amended by deleting the following parentheticals therefrom: “(or, if applicable, until the end of the Exercise Period)” (lines 19-20) and “(or, if applicable, the Exercise Period”)” (line 23).

•

“Development Molecule IP” – the definition of “Development Molecule IP is hereby amended by deleting the existing definition in its entirety and replacing it with: “means all Know-How and Patent Rights (a) Controlled by Shattuck prior to the Effective Date, (b) that come under Shattuck’s Control at any time during the Term, or (c) developed by either Party or its Affiliates during the Term as a result of such Party’s activities under this Agreement or as a result of such Party’s access to Shattuck’s Confidential Information; in each case that solely Covers a Development Molecule, including compositions of matter, methods of making, methods of using and methods of manufacture that solely relate to or solely Cover a Development Molecule. For clarity, a Patent Right may describe or claim ARC Technology IP, Development Molecule IP, Selected Molecule IP and Combination IP, and the determination of what constitutes ARC Technology IP, Selected Molecule IP, Development Molecule IP or Combination IP will be made on a claim-by-claim basis. For clarity, Development Molecule IP excludes Combination IP.”

•	“Exercise Notice” – the definition of “Exercise Notice” is hereby amended by deleting the reference therein to “Section 4.1(d)” and replacing it with a reference to “Section 4.1(b).”

•	“License Effective Date” – the definition of “License Effective Date” is hereby amended by deleting the reference therein to “Section 4.1(e)” and replacing it with a reference to “Section 4.1(d).”

•	“License Fee” – the definition of “License Fee” is hereby amended by deleting the reference therein to “Section 4.1(c)(i)” and replacing it with a reference to “Section 4.1(c).”

•

“Millennium Technology IP” – the definition of “Millennium Technology IP” is hereby amended by adding the following sentence at the end thereof: “For clarity, Millennium Technology IP excludes Combination IP.”

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•

“Selected Molecule IP” – the definition of “Selected Molecule IP” is hereby amended by deleting the existing definition in its entirety and replacing it with: “means all Know-How and Patent Rights (a) Controlled by Shattuck or its Affiliates prior to the Effective Date, (b) that comes under Shattuck’s or its Affiliates’ Control at any time during the Term, or (c) developed by either Party or its Affiliates during the Term as a result of such Party’s activities under this Agreement or as a result of such Party’s access to Shattuck’s Confidential Information; in each case that solely Covers a Selected Molecule or a Designated ARC Molecule, including compositions of matter, methods of making, methods of using and methods of manufacture that solely relate to or solely Cover a Selected Molecule or a Designated ARC Molecule. For clarity, (i) a Patent Right may describe or claim ARC Technology IP, Development Molecule IP, Selected Molecule IP and Combination IP, and the determination of what constitutes ARC Technology IP, Development Molecule IP, Selected Molecule IP or Combination IP will be made on a claim-by-claim basis, and (ii) Selected Molecule IP will not include any Know-How or Patent Rights that solely relate to or solely Cover a Former SM2 Molecule. For clarity, Selected Molecule IP excludes Combination IP.”

•

“Specified Confidential Information” – the definition of “Specified Confidential Information” is hereby amended by deleting the existing definition in its entirety and replacing it with “means, on a Molecule-by-Molecule basis, all non-public data, results or other Know-How solely related to such Molecule and that constitute Development Molecule IP, Selected Molecule IP or Combination IP, generated prior to the Effective Date or pursuant to the activities conducted under the Development Plan.”

2.4	Section 2.9. Section 2.9 of the Agreement is hereby amended by deleting the first sentence of the second paragraph of Section 2.9 in its entirety and replacing it with the following:

“For clarity, Shattuck may conduct Development, Commercialization or other Exploitation activities with respect to a compound, molecule or product (A) that Targets any Target Pairs that are different from the Target Pairs that are Targeted by any Molecule; (B) that Targets the same Target Pairs that are Targeted by a Molecule after expiration of the Development Term for such Molecule, provided, that Millennium has not delivered an Exercise Notice with respect to such Molecule; or (C) that Targets the same Target Pairs that are Targeted by any Former SM2 Molecule.”

2.5	Section 4.1. Section 4.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

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“4.1	Exclusive Option to Enter Licenses

(a)

In exchange for the corresponding DM Option Fees and applicable portion of the Additional Option Fee set forth in Section 5.1, on a Development Molecule-by-Development Molecule basis, Millennium will have the exclusive option (the “DM Exclusive Option”), exercisable in its sole discretion, to be granted an exclusive license to each Development Molecule, including Combinations that include Development Molecules, as set forth in Schedule C (the “DM Exclusive License”) in accordance with the procedures set forth in this Section 4.1. In exchange for the corresponding SM Option Fees and applicable portion of the Additional Option Fee set forth in Section 5.1, on a Selected Molecule-by-Selected Molecule basis, Millennium will have the exclusive option (the “SM Exclusive Option”), exercisable in its sole discretion, to be granted an exclusive license to each Selected Molecule, including Combinations that include Selected Molecules, as set forth in Schedule F (the “SM Exclusive License”) in accordance with the procedures set forth in this Section 4.1.

(b)

In the event that Millennium desires to exercise the DM Exclusive Option or the SM Exclusive Option, as applicable, Millennium will provide written notice to Shattuck that it is exercising the applicable option, in each case at any time after the Effective Date and prior to the end of the Development Term for the applicable Molecule. Such written notice will specify the Development Molecule or Selected Molecule as to which Millennium is exercising the DM Exclusive Option or SM Exclusive Option, as applicable (each, an “Exercise Notice”). For clarity, on a Molecule-by-Molecule basis, the term of Millennium’s DM Exclusive Option (the “DM Option Term”) or SM Exclusive Option (the “SM Option Term”), as applicable, is co-extensive with the Development Term for such Molecule. If Millennium does not deliver an Exercise Notice in accordance with this Section 4.1(b) prior to the expiration of the DM Option Term for each Development Molecule, or the SM Option Term for each Selected Molecule, Millennium’s DM Exclusive Option or SM Exclusive Option, as applicable, will expire for the applicable Molecule, and Millennium will have no further rights or obligations under this Agreement with respect to the applicable Molecule (including (i) no further funding obligations and (ii) no right to exercise the DM Exclusive Option or SM Exclusive Option, as applicable, with respect to such Molecule). The Parties’ expectation is that no DM Option Term or SM Option Term will extend past the [***] of the Effective Date; provided that, for clarity, this sentence will not (y) limit the duration of any DM Option Term or SM Option Term in the event that such DM Option Term or SM Option, as applicable, extends past the [***] of the Effective Date in accordance with the terms of this Agreement or (z) otherwise limit the rights of the Parties hereunder.

(c)	The amount of the upfront fee (the “License Fee”) to be paid by Millennium for the exclusive license to the applicable Molecule will be as follows:

•	DM1 – [***]

•	DM2 – [***]

•	SM1 – [***]

•	SM2 – [***]

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(d)

In the event Millennium delivers an Exercise Notice to Shattuck within the applicable Option Term, Shattuck will deliver to Millennium, within [***] following its receipt of the Exercise Notice, a DM License Agreement or SM License Agreement, as applicable, executed on behalf of Shattuck in which Shattuck has inserted (i) the name of the applicable Molecule, (ii) the Licensed Target Pair (as defined therein) and (iii) the effective date of the DM License Agreement or SM License Agreement (which effective date will be the date of receipt by Shattuck of the applicable Exercise Notice (the “License Effective Date”)), as applicable, and (iv) the amount of the License Fee for such exclusive license. Within [***] following its receipt of the DM License Agreement or SM License Agreement, as applicable, from Shattuck, Millennium will return to Shattuck such License Agreement executed on behalf of Millennium. Neither Shattuck nor Millennium will make any changes to the form of DM License Agreement attached hereto as Schedule C or SM License Agreement attached hereto as Schedule F, as applicable, except (A) as provided in the foregoing sentence, (B) as otherwise agreed in writing by the Parties, and (C) upon mutual agreement, the Parties may update schedules and exhibits, as necessary, and either Party may update disclosure schedules related to the representations, warranties, and covenants made by such Party in the applicable License Agreement. For the avoidance of doubt, in the event of any failure by Shattuck or Millennium to deliver a copy of the applicable DM License Agreement or SM License Agreement as described above, the non-executing Party will be deemed to have granted to the executing Party the rights with respect to the applicable Molecule consistent with the terms of the DM License Agreement or SM License Agreement, as applicable, as of the License Effective Date without any further action by the non-executing Party. Each Party will use its [***] to cause each DM License Agreement or SM License Agreement to be executed by such Party as promptly as practicable following the applicable License Effective Date.

(e)

For the avoidance of doubt, Millennium will have no obligation to exercise its exclusive option to be granted an exclusive license to any Molecule, to enter into a DM License Agreement or SM License Agreement with respect to such Molecule, or to pay any License Fee unless and until Millennium delivers to Shattuck an Exercise Notice with respect to such Molecule in accordance with Section 4.1(b).”

2.6	Section 5.1(d). Section 5.1 of the Agreement is hereby amended by adding the following subsection (d) thereto:

“(d)	Additional Option Fee. Millennium shall make the following additional payments to Shattuck, in each case within [***] following the Amendment No. 1 Effective Date:

(i)	[***] as further consideration for the exclusive option to obtain an exclusive license to DM1;

(ii)	[***] as further consideration for the exclusive option to obtain an exclusive license to DM2;

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(iii)	[***] as further consideration for the exclusive option to obtain an exclusive license to SM1;

(iv)	[***] as further consideration for the exclusive option to obtain an exclusive license to [***];

(v)	[***] as further consideration for the exclusive option to obtain an exclusive license to [***]; and

(vi)	[***] as further consideration for the exclusive option to obtain an exclusive license to [***].

The payments described in Section 5.1(d)(i)-(vi) are collectively referred to as the “Additional Option Fee.”

2.7

Section 6.1(b)(i), (iii) and (iv). Section 6.1(b) of the Agreement is hereby amended by deleting subsection (i) therefrom and replacing it with subsection (i) below and deleting subsections (iii) and (iv) therefrom and replacing them with subsections (iii), (iv) and (v) below:

“(i)

as between the Parties, Shattuck will own and retain all right, title and interest in and to any and all (A) ARC Technology IP, (B) Development Molecule IP, (C) Selected Molecule IP and (D) Combination IP other than Millennium Combination IP (such Intellectual Property is collectively referred to as “Shattuck IP”), in each case that are developed by or on behalf of either Party or their respective Affiliates in the course of performing their obligations under this Agreement (including under the Development Plan);

(iii)	Millennium Combination IP will be jointly owned by Shattuck and Millennium;

(iv)

for any other Intellectual Property that is not Combination IP, Millennium Technology IP or Shattuck IP, that is developed by either Party or their respective Affiliates in the course of performing their obligations under this Agreement (including under the Development Plan) (“Other IP”), ownership will follow inventorship; and

(v)

Millennium will promptly disclose to Shattuck in writing the development, making, conception or reduction to practice of any Shattuck IP, Combination IP or Other IP. Shattuck will promptly disclose to Millennium in writing the development, making, conception or reduction to practice of any Millennium Technology IP, Combination IP or Other IP. The Parties will cooperate with each other to effectuate ownership of any such Intellectual Property as set forth in this Agreement, including executing such papers and instruments, requiring employees or others to execute such papers or instruments, and recording such papers or instruments, to effectuate the ownership of such Patent Rights, and to enable the Patent Prosecution thereof in any country or region. Millennium agrees to assign, and hereby assigns, to Shattuck all Shattuck IP that is conceived or reduced

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to practice by Millennium or its Affiliates during the Term. Shattuck agrees to assign, and hereby assigns, to Millennium all Millennium Technology IP that is conceived or reduced to practice by Shattuck or its Affiliates during the Term.”

2.8	Section 6.2. Section 6.2 of the Agreement is hereby amended by deleting the first sentence thereof in its entirety and replacing with the following:

“Millennium hereby grants to Shattuck and its Affiliates a non-exclusive, royalty-free, fully paid-up, worldwide license, with the right to sublicense, to and under the Millennium Technology IP and Millennium’s interest in Millennium Combination IP for the limited purpose of allowing Shattuck and its Affiliates to conduct Development activities pursuant to this Agreement and the Development Plan.”

2.9	Section 6.3. Subsections (a) – (e) of Section 6.3 of the Agreement are hereby deleted in their entirety and replaced with the following:

“(a)

During the Term, Shattuck will have the right and final authority, but not the obligation, to prepare, file, prosecute, maintain and control Patent Rights covering Shattuck IP, with patent counsel of its choice and at Shattuck’s sole cost, including initiating interferences, re-examinations, reissues, oppositions, revocation actions and the like, and gaining patent term adjustments or restorations, supplemental protection certificates or their equivalents, and patent term extensions with respect thereto (“Patent Prosecution”); provided, however, that with respect to Development Molecule IP, Selected Molecule IP and Combination IP (including Millennium Combination IP only where, following Section 6.3(c), the Parties have agreed that Shattuck will control prosecution of Millennium Combination IP), Shattuck will retain outside counsel that is acceptable to Millennium.

(b)

Shattuck will keep Millennium informed, through the JPC, of all material matters with regard to the Patent Prosecution of the Patent Rights within the Development Molecule IP, Selected Molecule IP and Combination IP, as applicable, including by [***] to provide Millennium with prior written notice a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantial narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country for which the JPC has recommended pursing patent protection for such claim), so that Millennium has a reasonable opportunity to review and comment. Shattuck will consider any comments received from Millennium [***].

(c)

Unless the Parties otherwise agree in writing, on a Molecule-by-Molecule basis, prior to exercise by Millennium of the DM Exclusive Option or SM Exclusive Option, as applicable, for the Molecule pursuant to Section 4.1, the Parties will not prepare, file, or prosecute Patent Rights Covering any Millennium Combination IP.

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(d)

Within [***] following the Effective Date, the Parties will establish a Joint Patent Committee (“Joint Patent Committee” or “JPC”) which will be responsible for keeping each Party reasonably informed of all inventions arising under the Development Program, sharing material information and coordinating strategy for the Patent Prosecution of Patent Rights of ARC Technology IP, Development Molecule IP, Selected Molecule IP and Combination IP.

(i)

The JPC will be comprised of an [***] of representatives of each Party, with each Party having at least [***] on the JPC at all times. JPC members will have expertise appropriate for the function and purpose of the JPC. Each Party may replace its representative(s) on the JPC from time to time in its discretion with prior written notice to the other Party. Shattuck will select one of the Shattuck representatives of the JPC to be responsible for coordinating meetings of the JPC and preparing an agenda for each meeting (the “JPC Chair”).

(ii)

The JPC will have no decision-making authority. It will serve only as a forum for the Parties to discuss and collaborate with respect to Patent Prosecution matters applicable to the Development Molecules, Selected Molecules and Combinations, including: overseeing and coordinating the activities of the mutually acceptable outside counsel; facilitating the Parties’ discussions regarding which claims of the Shattuck IP existing as of the Effective Date fall within the ARC Technology IP, which claims fall within the Development Molecule IP which claims fall within the Selected Molecule IP, which claims fall within the Combination IP (including Millennium Combination IP) (and keeping a written record of such discussions) and filing continuations and/or divisional applications as necessary to segregate the claims into separate Patent Rights Covering each category, to the extent possible; discussing new patent filing strategy, and claims strategy with the goal of continuing to segregate Patent Rights Covering Development Molecule IP, Selected Molecule IP, Combination IP and ARC Technology IP, respectively, to the extent possible; and coordinating with each other to reasonably avoid creating potential issues in Patent Prosecution of patent applications. The JPC will be dissolved upon expiration of the Development Period (and in the event the Parties enter into a DM License Agreement and/or SM License Agreement, the relevant functions of the JPC will be conducted by the joint patent committee created pursuant to such agreement(s)).

(e)

To the extent Shattuck desires to include any unpublished Know-How pertaining to a Development Molecule, a Selected Molecule or a Combination in a patent application Covering ARC Technology IP, or submit any unpublished Know-How pertaining to a Development Molecule, a Selected Molecule or a Combination to a patent office in furtherance of Prosecution of ARC Technology IP, Shattuck will inform Millennium no less than [***] in advance of the intended filing or submission date and

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provide Millennium with an opportunity to review and comment on such filing or submission. Shattuck will consider Millennium’s comments [***]. Shattuck agrees that, without the prior written consent of Millennium, neither Shattuck nor any of its Affiliates will disclose any unpublished Know-How solely pertaining to Selected Molecule IP, Development Molecule IP or Combination IP in any patent application Covering ARC Technology IP, or Prosecution thereof, in a manner that would reasonably be expected to prejudice the ability to patent any Know-How Covering Development Molecule IP, Selected Molecule IP or Combination IP.”

2.10	Section 6.4. Section 6.4 of the Agreement is deleted in its entirety and replaced with the following:

“During the Term, Shattuck will not finally abandon or allow to lapse, or otherwise cease Patent Prosecution of any of the Patent Rights under the ARC Technology IP, Development Molecule IP, Selected Molecule IP or Combination IP (whether such Combination IP is Millennium Combination IP, where the Parties agreed under Section 6.3(c) to file and that Shattuck would control Patent Prosecution, or other Combination IP), unless the JPC has [***] recommended such action.”

2.11

Section 7.2(a)(v). Section 7.2(a)(v) of the Agreement is hereby amended by deleting the following parenthetical therefrom “(including in connection with the arbitration process described in Section 4.1(c)).”

2.12	Section 7.4. Section 7.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

“The Parties acknowledge that scientific publications and presentations must be strictly monitored to prevent any adverse effect from premature publication or dissemination of results of the activities hereunder.

(a)

The Parties agree that Shattuck may, at its discretion, publish or present, or permit to be published or presented, the results of the Development Program as they relate to the Development Molecules or the ARC Platform (the “Development Molecule Results”); provided, however, that Shattuck will provide to Millennium all proposed abstracts, manuscripts or presentations (including information to be presented verbally) that relate to the Development Molecule Results at least [***] prior to its intended presentation or submission for publication, and Shattuck agrees, upon written request from Millennium given within such [***] period, not to submit such abstract or manuscript for publication or to make such presentation until Millennium is given up to [***] (or such other period as the Parties may mutually agree) from the date of such written request to seek appropriate patent protection for any unpatented technology disclosed in such publication or presentation that it reasonably believes may be patentable. Shattuck will take into account the reasonable comments or changes proposed by Millennium on any publication or presentation. Once such abstracts, manuscripts or presentations have been reviewed and, where applicable, approved by Millennium, the same abstracts, manuscripts or presentations do not have to be provided again to Millennium for review for

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a later submission for publication. Millennium also will have the right to require that any Confidential Information solely related to Millennium that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation. In any permitted publication or presentation by Shattuck, Millennium’s contribution will be duly recognized, and co-authorship will be determined in accordance with customary industry standards.

(b)

Subject to Shattuck’s right to publish the Development Molecule Results set forth in Section 7.4(a), each Party agrees that, except as required by Applicable Law, it will not publish or present, or permit to be published or presented, the results of the Development Program to the extent such results refer to or derive from the Selected Molecule IP, Millennium Technology IP, Millennium Combination IP, Combination IP Covering a Selected Molecule, or Other IP or otherwise constitute Confidential Information of the other Party (other than the Development Molecule Results) (collectively, the “Covered Results”) without the prior written approval of the other Party, which approval will not be unreasonably withheld, conditioned or delayed; provided, that it will not be deemed unreasonable for Millennium to withhold its consent to any request by Shattuck to publish or present any Covered Results relating to the Selected Molecules or Designated ARC Molecules (including Combinations that include a Selected Molecule and/or Designated ARC Molecule). Subject to the foregoing, each Party will provide the other Party with the opportunity to review each of the submitting Party’s proposed abstracts, manuscripts or presentations (including information to be presented verbally) that relate to the Covered Results at least [***] prior to its intended presentation or submission for publication, and such submitting Party agrees, upon written request from the other Party given within such [***] period, not to submit such abstract or manuscript for publication or to make such presentation until the other Party is given up to [***] (or such other period as the Parties may mutually agree) from the date of such written request to seek appropriate patent protection for any unpatented technology disclosed in such publication or presentation that it reasonably believes may be patentable. The publishing Party will take into account the reasonable comments or changes proposed by the other Party on any publication or presentation. Once such abstracts, manuscripts or presentations have been reviewed and, where applicable, approved by each Party, the same abstracts, manuscripts or presentations do not have to be provided again to the other Party for review for a later submission for publication. Each Party also will have the right to require that any of its Confidential Information that is disclosed in any such proposed publication or presentation be deleted prior to such publication or presentation. In any permitted publication or presentation by a Party, the other Party’s contribution will be duly recognized, and co-authorship will be determined in accordance with customary industry standards.”

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DISCLOSED.

2.13	Section 8.5(a). Section 8.5(a) of the Agreement is hereby amended by deleting the first sentence and replacing it with the following:

“If the Term of this Agreement expires in accordance with Section 8.1 or is earlier terminated in its entirety by Shattuck under Section 8.2(a) or (c) or by the Parties’ mutual written agreement under Section 8.2(b) (unless the Parties otherwise provide in such written agreement), then, without limiting any other rights of the Parties hereunder:”

Section 8.5(a) is further amended by deleting the “and” at the end of subsection (ii), replacing the “.” at the end of subsection (iii) with “; and” and adding the following subsection (iv) thereto:

“(iv)

any Patent Rights Covering Millennium Combination IP will be abandoned by the Party controlling prosecution, unless the Parties otherwise agree in writing. Shattuck will not pursue Claims to any Millennium Combination IP, unless the Parties otherwise agree in writing.”

2.14

Section 8.5(b). Section 8.5(b) of the Agreement is hereby amended by deleting the “and” at the end of subsection (ii), replacing the “.” at the end of subsection (iii) with “; and” and adding the following subsection (iv) thereto:

“(iv)

with respect to Combination IP that Covers the Terminated Molecule, any applicable Patent Rights Covering such Combination IP that is also Millennium Combination IP will be abandoned by the Party controlling prosecution. Shattuck will not pursue Claims to any Millennium Combination IP which include the Terminated Molecule.”

2.15	Section 8.5(c)(i). Section 8.5(c)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Shattuck will grant to Millennium a royalty-free, fully-paid-up, worldwide license, with the right to grant sublicenses, to and under the Shattuck IP, Other IP Controlled by Shattuck and Shattuck’s interest in Combination IP for the limited purpose of performing any and all activities associated with the conduct of the Development Program (which, for clarity, need not be conducted pursuant to the Development Plan) that would otherwise have been performed by Shattuck under this Agreement had it not been terminated, and such license will survive until the earlier of (a) the [***] of the Effective Date or (b) the date on which Millennium has exercised its option to be granted an exclusive license to each of DM1, DM2, SM1 and SM2 (or affirmatively declined (in a written notice provided to Shattuck) to exercise such options). The foregoing license will be exclusive as to the Development Molecule IP, Selected Molecule IP, Combination IP and the ARC Technology IP (but in the case of ARC Technology IP, it will be exclusive only with respect to the Target Pairs that are Targeted by the Molecules with respect to which Millennium is continuing Development, and it will otherwise be non-exclusive) and non-exclusive as to the Other IP.”

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DISCLOSED.

2.16	Section 8.5(c)(ii). Section 8.5(c)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“If Millennium elects to continue Development of any Development Molecule, Selected Molecule, or Designated ARC Molecule, then Millennium’s right to exercise each DM Exclusive Option and SM Exclusive Option, as applicable, will, subject to the terms and conditions of Section 4.1 hereof, survive for each Molecule for which it elects to continue Development until the earlier of (A) [***] following Millennium’s completion of all activities set forth in the Development Plan for such Molecule, or (B) the [***] of the Effective Date; provided that in such circumstances the amount of the applicable License Fee shall be reduced to an amount equal to [***] of the amount of the License Fee for the applicable Molecule set forth in Section 4.1(c); and provided further that if Millennium fails to [***] to Develop a Molecule during the period set forth above, then the applicable DM Exclusive Option or SM Exclusive Option, as applicable, and the license granted to Millennium in Section 8.5(c)(i) with respect to such Molecule, will terminate.”

3.

Expiration of Termination Right Pursuant to Sections 8.4(a) and (b). The Parties agree that Millennium’s termination rights pursuant to Section 8.4(a) and (b) have expired and no longer have any force or effect as of the Amendment Effective Date.

4.	Schedules C and D. Schedules C and D to the Agreement are hereby deleted and replaced with Exhibits 1 and 2, respectively, to this Amendment.

5.

Development Plan Amendment. Each Party will cause its JDC representatives to approve, at the first JDC meeting following the Amendment Effective Date, an amendment to the Development Plan to incorporate the studies set forth on Exhibit 3 to this Amendment.

6.	Continuing Effect of Agreement. Except as otherwise expressly modified by this Amendment, no other portion of the Agreement is amended hereby.

7.

Counterparts. This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument. For purposes of execution, a copy of this Amendment or any amendment hereto will be deemed an original (including a printed copy of a PDF file delivered via email or a facsimile transmitted telephonically via a fax machine).

8.

Governing Law. This Amendment and all questions regarding the existence, validity, interpretation, breach or performance of this Amendment, will be governed by, and construed and enforced in accordance with, the laws of the State of New York, U.S., without reference to its conflicts of law principles.

9.	Effectiveness. This Amendment shall be effective upon execution by Millennium and Shattuck.

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DISCLOSED.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

SHATTUCK LABS, INC.

By:	/s/ Josiah Hornblower
Name:	Josiah Hornblower
Title:	President and CEO

MILLENNIUM PHARMACEUTICALS, INC.

By:	/s/ Christophe Bianchi
Name:	Christophe Bianchi
Title:	President

[Signature Page to Amendment No. 1 to Collaboration Agreement]

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OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

Execution Copy

AMENDMENT NO. 2

to

COLLABORATION AGREEMENT

THIS AMENDMENT NO. 2 TO COLLABORATION AGREEMENT (this “Amendment”), is effective this 30th day of October, 2018, by and between Millennium Pharmaceuticals, Inc., a Delaware corporation having its principal place of business at 40 Landsdowne Street, Cambridge, MA 02139 (“Millennium”), and Shattuck Labs, Inc., a Delaware corporation having its principal place of business at 3317 Bowman Avenue, Austin, TX 78703 (“Shattuck”). Millennium and Shattuck are each sometimes referred to in this Amendment as a “Party” and collectively as the “Parties.”

Background

WHEREAS, the Parties entered into that certain Collaboration Agreement, effective as of August 8, 2017 and amended by Amendment No. 1 thereto as of April 25, 2018 (as amended, the “Agreement”);

WHEREAS, the Parties desire to amend the Agreement further to transfer responsibility for conducting a [***] study of SM1 and the three Designated ARC Molecules from Millennium to Shattuck, and to address certain other matters as further set forth herein.

NOW, THERFORE, for and in consideration of the foregoing and the respective covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.

Definitions and Cross References. Unless otherwise specified herein, each capitalized term shall have the meaning assigned to it in the Agreement and each reference to a Section or Article shall refer to the corresponding Section or Article in the Agreement.

2.	Amendments.

2.1	Section 1.1 Additions. Section 1.1 of the Agreement is hereby amended by adding the following definitions thereto, each in the appropriate alphabetical location:

•	“Amendment No. 2 Effective Date” means October 30, 2018.

•	“Co PI” has the meaning set out in Section 5.3(d).

•	“Excess [***] Study Costs” has the meaning set out in Section 5.3(e).

•

“HSR Clearance Date” means the earliest date on which the Parties have actual knowledge that all applicable waiting periods under the HSR Act with respect to the transactions contemplated by the applicable DM Exclusive License or SM Exclusive License have expired or been terminated.

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•

“Implementation Date” means the later of (a) the date of receipt by Shattuck of the applicable Exercise Notice pursuant to Section 4.1(d), (b) if a determination is made that a notification of this Agreement is not required to be made under the HSR Act, the date of such determination or (c) if notification of this Agreement is required to be made under the HSR Act, the HSR Clearance Date.

•	“[***] Study” has the meaning set out in Section 5.3(d).

•	“[***] Study Budget” has the meaning set out in Section 5.3(d).

•	“[***] Study Costs” has the meaning set out in Section 5.3(e).

•	“[***] Study Plan” has the meaning set out in Section 5.3(d).

•	“[***] Study Report” has the meaning set out in Section 5.3(d).

•	“Tumor Study Milestone” has the meaning set out in Section 5.3(b).

2.2

Section 1.1 Deletions. Section 1.1 of the Agreement is hereby further amended by deleting the following definitions therefrom: “Agreement Fee,” “Former SM2 Molecule,” “Replacement” and “Right of Replacement.”

2.3	Section 1.1 Amendments. Section 1.1 of the Agreement is hereby further amended by amending the following definitions:

•

“Development Term” – the definition of “Development Term” is hereby deleted in its entirety and replaced with the following: “means, on a Molecule-by-Molecule basis, the period of time commencing on the Effective Date and continuing: (a) for SM1 until the earlier of (i) the [***] following delivery by Shattuck to Millennium of the [***] Study Report, (ii) delivery by Millennium of an Exercise Notice with respect to SM1, or (iii) failure of Millennium to pay the Tumor Study Milestone with respect to SM1 in accordance with Section 5.3(b); (b) for each Development Molecule until the earlier of (i) the ninetieth (90th) day following delivery by Shattuck to Millennium of a report detailing the results of the Final Phase I Clinical Trial for such Development Molecule, or (ii) delivery by Millennium of an Exercise Notice with respect to such Development Molecule; and (c) for each Designated ARC Molecule (including any Designated ARC Molecule that is designated by Millennium as SM2) until the earlier of (i) the [***] following delivery by Shattuck of the [***] Study Report, (ii) delivery by Millennium of an Exercise Notice with respect to any Designated ARC Molecule (including any Designated ARC Molecule that is designated as SM2 by Millennium) or (iii) failure by Millennium to pay the Tumor Study Milestone with respect to such Designated ARC Molecule in accordance with to Section 5.3(b).”

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DISCLOSED.

•

“HSR Act” – the definition of “HSR Act” is hereby deleted in its entirety and replaced with the following: “means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder.”

•

“Selected Molecule IP” – the definition of “Selected Molecule IP” is hereby amended by deleting the penultimate sentence thereof and replacing it with the following: “For clarity, a Patent Right may describe or claim ARC Technology IP, Development Molecule IP, Selected Molecule IP and Combination IP, and the determination of what constitutes ARC Technology IP, Development Molecule IP, Selected Molecule IP or Combination IP will be made on a claim-by-claim basis.”

•

“SM2” – the definition of “SM2” is hereby deleted in its entirety and replaced with the following: “means the Designated ARC Molecule that is designated by Millennium as SM2 pursuant to Section 5.3(e).”

•

“Tumor Study” and “Tumor Studies” – the definition of “Tumor Study” and “Tumor Studies” is hereby amended by deleting the reference therein to “Section 2.8(a)” and replacing it with a reference to “Section 2.8.”

2.4	Section 2.8. Section 2.8 of the Agreement is hereby deleted in its entirety and replaced with the following:

“2.8	Development of Designated ARC Molecules

Shattuck will initially Develop the three (3) Designated ARC Molecules in accordance with the Development Plan through completion of specified early stage activities, including in each case an in vivo tumor study (in a mouse or other animal model, as agreed upon by the JDC and further described in the Development Plan) (each, a “Tumor Study” and collectively, the “Tumor Studies”).”

2.5	Section 2.9(a). The first sentence of the second paragraph of Section 2.9(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“For clarity, Shattuck may conduct Development, Commercialization or other Exploitation activities with respect to a compound, molecule or product (A) that Targets any Target Pairs that are different from the Target Pairs that are Targeted by any Molecule; or (B) that Targets the same Target Pairs that are Targeted by a Molecule after expiration of the Development Term for such Molecule, provided, that Millennium has not delivered an Exercise Notice with respect to such Molecule.”

2.6	Section 3.1(a). Section 3.1(a) of the Agreement is hereby amended by deleting subsection (vi) therefrom and renumbering the remaining subsections accordingly.

2.7

Section 3.3(b). Section 3.3(b) of the Agreement is hereby amended by deleting the text of clause (iii) thereof and replacing it with the following “a proposed amendment to the [***] Study Plan or the [***] Study Budget in which case both Parties’ representatives must reach [***] on such proposed amendment.”

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DISCLOSED.

2.8	Section 4.1(d). Section 4.1(d) is hereby deleted in its entirety and replaced with the following:

“(d)

In the event Millennium delivers an Exercise Notice to Shattuck within the applicable Development Term, Shattuck will deliver to Millennium, within [***] following its receipt of the Exercise Notice, a DM License Agreement or SM License Agreement, as applicable, executed on behalf of Shattuck in which Shattuck has inserted (i) the name of the applicable Molecule, (ii) the Licensed Target Pair (as defined therein) and (iii) the effective date of the DM License Agreement or SM License Agreement (which effective date will be the Implementation Date (the “License Effective Date”)), as applicable. Within [***] following its receipt of the DM License Agreement or SM License Agreement, as applicable, from Shattuck, Millennium will return to Shattuck such License Agreement executed on behalf of Millennium. For clarity, the Parties acknowledge that the License Effective Date will not occur until the Implementation Date pursuant to Section 4.1(f), but notwithstanding any delay in the occurrence of the Implementation Date, the Parties will be obligated to execute such DM License Agreement or SM License Agreement, as applicable, in accordance with the foregoing sentence. Neither Shattuck nor Millennium will make any changes to the form of DM License Agreement attached hereto as Schedule C or SM License Agreement attached hereto as Schedule F, as applicable, except (A) as provided in the first sentence of this Section 4.1(d), (B) as otherwise agreed in writing by the Parties, and (C) upon mutual agreement, the Parties may update schedules and exhibits, as necessary, and either Party may update disclosure schedules related to the representations, warranties, and covenants made by such Party in the applicable License Agreement. For the avoidance of doubt, in the event of any failure by Shattuck or Millennium to deliver a copy of the applicable DM License Agreement or SM License Agreement as described above, the non-executing Party will be deemed to have granted to the executing Party the rights with respect to the applicable Molecule consistent with the terms of the DM License Agreement or SM License Agreement, as applicable, as of the License Effective Date without any further action by the non-executing Party.”

2.9	Section 4.1(f). Section 4.1 of the Agreement is hereby amended by adding the following subsection (f) thereto

“(f)

Notwithstanding the foregoing, the Parties will use [***] to obtain any approvals from any Governmental Entity that are required before effectiveness of any DM Exclusive License or SM Exclusive License, as applicable. In the event approval is required under the HSR Act, the Parties will use such efforts to file the notification and report forms required under the HSR Act as soon as practicable following delivery by Millennium of the applicable Exercise Notice, but in no event later than [***] thereafter, and will respond as promptly as practicable to all requests

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DISCLOSED.

or inquiries received from the applicable Governmental Entity for additional documentation or information. Millennium will pay all filing fees (including the filing fee in connection with the HSR Act filing) paid to any Governmental Entity in connection with any required consent of any Governmental Entity. The Parties will use [***] to avoid or eliminate each and every impediment under any antitrust, merger control, competition or trade regulation or other Applicable Law (including the HSR Act) that may be asserted by any Governmental Entity with respect to the transactions contemplated by this Agreement so as to enable effectiveness of the DM Exclusive License or SM Exclusive License as soon as reasonably possible; it being understood that: (i) neither Party or any of its Affiliates will be obligated to contest any final action or decision taken or made by a Governmental Entity challenging the DM Exclusive License or the SM Exclusive License and the other agreements contemplated hereby and (ii) in no event will either Party or any of its Affiliates be required to: (A) sell or otherwise dispose of (including by sale, license, transfer, assignment or lease), hold separate or agree to sell or dispose of (including by sale, license, transfer, assignment or lease), any material assets, categories of assets or businesses of such Party or any of such Party’s Affiliates, (B) modify or terminate any material existing relationships, contractual rights or obligations or enter into any material contracts or other commercial relationships with any Third Parties, (C) amend or terminate existing material licenses or other material Intellectual Property agreements or enter into new licenses or other Intellectual Property agreements, or (D) agree to any material limitation or alteration in the manner in which such Party or any of such Party’s Affiliates conduct their businesses in the future, in each case (A) through (D), to avoid, prevent or terminate any action by a Governmental Entity that would restrain, enjoin or otherwise prevent the consummation of the transactions contemplated by this Agreement and the other agreements contemplated hereby. Notwithstanding anything in this Agreement to the contrary, none of the terms and conditions contained in a DM Exclusive License or SM Exclusive License, as applicable, shall be effective until the Implementation Date, and in no event shall the License Effective Date occur prior to the Implementation Date.”

2.10

Section 5.2(b). Section 5.2(b) of the Agreement is hereby amended by deleting subsection (ii) therefrom and eliminating subsection (i) such that the text in subsection (i) becomes part of Section 5.2(b).

2.11	Section 5.3(b). Section 5.3(b) of the Agreement is hereby deleting in its entirety and replaced with the following:

“Within [***] following the Amendment No. 2 Effective Date, Millennium will pay to Shattuck a milestone (each, a “Tumor Study Milestone”) in the amount of [***] for each Molecule that achieves Successful Completion (defined below) in its respective Tumor Study (up to a maximum of $[***] in aggregate Tumor Study Milestones). For clarity, the Development Term for any Molecule with respect to which Millennium does not pay a Tumor Study Milestone in accordance with this Section 5.3(b) will end and such Molecule will, beginning on the [***] following the Amendment No. 2 Effective Date, be treated as a Terminated Molecule under Section 8.5(b) for all purposes hereunder.”

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DISCLOSED.

2.12	Section 5.3(d). Section 5.3(d) is hereby deleted in its entirety and replaced with the following:

(d)

[***] Study. “Shattuck will manufacture materials and conduct a [***] study in [***] that will include each Molecule as to which Millennium pays a Tumor Study Milestone (the “[***] Study”). Millennium will have equal decision-making rights with Shattuck on all matters relating to the [***] Study, including study design and execution, and Shattuck and Millennium will each have the right to select one principal investigator (each such principal investigator is referred to as a “Co PI”) for the [***] Study; provided that, with respect to decisions that need to be made during the in-life portion of the [***] Study, if Shattuck makes reasonable efforts to consult with the Millennium-designated Co PI, but the Millennium-designated Co PI is not available to participate in a decision within the relevant timeframe needed for such decision, the Shattuck-designated Co PI will be authorized to make such decision unilaterally. The [***] Study will be conducted in accordance with the study plan (“[***] Study Plan”), which is hereby incorporated into the Development Plan and attached hereto as Schedule I, and the budget attached hereto as Schedule II (“[***] Study Budget”). Promptly following its receipt of the final written report (which is signed by the study director at the applicable contract research organization) detailing the results of the [***] Study (the “[***] Study Report”), Shattuck will forward a copy of the [***] Study Report to Millennium.”

2.13	Section 5.3(e). Section 5.3 of the Agreement is hereby amended by adding the following subsection (e) thereto:

“(e)

[***] Study Costs. The [***] of the [***] Study (“[***] Study Costs”) incurred in accordance with the [***] Study Budget will be allocated as follows: (i) first, Shattuck may submit to Millennium [***] Study Costs for reimbursement pursuant to Section 5.2(b) up to the remaining amount (if any) of the $[***] in total reimbursement available under Section 5.2(b), (ii) second, Shattuck will be responsible for the next $[***] of [***] Study Costs, and (iii) third, Millennium will reimburse Shattuck for any remaining [***] Study Costs. Shattuck will have the right to revise the [***] Study Budget [***]. Any amendment to the [***] Study Budget that would result in [***] Study Costs (alone or in the aggregate with prior amendments to the [***] Study Budget) in an amount not to exceed [***] of the [***] Study Costs reflected in the original [***] Study Budget can be made unilaterally by Shattuck. Any amendment to the [***] Study Budget that would result in [***] Study Costs (alone or in the aggregate with prior amendments to the [***] Study Budget) in excess of [***] of the Non-GLP Tox Study Costs reflected in the original [***] Study Budget (“Excess [***] Study Costs”) will only be effective upon a [***] of the JDC approving such amendment. If the JDC is unable to reach a [***] on whether to approve such an amendment within [***] after such

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DISCLOSED.

matter is first presented to the JDC, the matter will be referred promptly to the Senior Executives of the Parties for [***] negotiations. If the Senior Executives cannot reach agreement within [***] of such amendment being first referred to them by the JDC: (A) Shattuck will be solely responsible for the Excess [***] Study Costs reflected in such amendment in the event that Millennium exercises at least one SM Exclusive Option pursuant to Section 4.1 and (B) Millennium will be solely responsible for the Excess [***] Study Costs reflected in such amendment in the event that Millennium does not exercise at least one SM Exclusive Option.

For the avoidance of doubt, Excess [***] Study Costs shall consist only of excess [***] incurred in conducting the [***] Study in accordance with the [***] Study Plan as approved on the Amendment No. 2 Effective Date. In the event that, following the Amendment No. 2 Effective Date, either Party desires to amend the [***] Study Plan (e.g., changes to the protocol, including number of animals treated, number of doses administered, dose ranges administered, and number and type of analytical tests conducted), such amendment will only be effective upon a [***] vote of the JDC approving such amendment. If such an amendment requires Shattuck to incur additional [***] (beyond those [***] reflected in the original [***] Study Budget), the Party that proposed such amendment to the JDC shall be solely responsible for such additional [***].

Within [***] following the last day of each Calendar Quarter in which [***] Study Costs are incurred for which Millennium is responsible in accordance with this Section 5.3(e) (or, in the event Millennium does not exercise at least one SM Exclusive Option, within [***] following the end of the last-to-expire Development Term for the Designated ARC Molecules and SM1), Shattuck will send a detailed invoice of such costs to Millennium, and within [***] following receipt of such invoice, Millennium will pay to Shattuck the amount due as reimbursement for such [***] Study Costs in accordance with Section 5.6 hereof.”

2.14	Section 5.3(f). Section 5.3 of the Agreement is hereby amended by adding the following subsection (f) thereto:

“(f)

Millennium will have the right, at any time prior to the end of the Development Term for the Designated ARC Molecules, to designate any one of the Designated ARC Molecules as SM2 by providing written notice to Shattuck of such designation. For clarity, Millennium must designate one of the Designated ARC Molecules as SM2 in order to exercise the SM Exclusive Option with respect to such Designated ARC Molecule, but such designation may be included in the applicable Exercise Notice (and in such case the Exercise Notice would constitute a written notice of designation as SM2 for purposes of this Section 5.3(f)).”

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DISCLOSED.

2.15	Section 6.3(d)(ii). Section 6.3(d)(ii) of the Agreement is hereby amended by deleting the second sentence thereof and replacing it with the following:

“It will serve only as a forum for the Parties to discuss and collaborate with respect to Patent Prosecution matters applicable to the Development Molecules, Selected Molecules, Designated ARC Molecules and Combinations, including: overseeing and coordinating the activities of the mutually acceptable outside counsel; facilitating the Parties’ discussions regarding which claims of the Shattuck IP existing as of the Effective Date fall within the ARC Technology IP, which claims fall within the Development Molecule IP, which claims fall within the Selected Molecule IP, which claims fall within the Combination IP (including Millennium Combination IP) (and keeping a written record of such discussions) and filing continuations and/or divisional applications as necessary to segregate the claims into separate Patent Rights Covering each category, to the extent possible; discussing new patent filing strategy, and claims strategy with the goal of continuing to segregate Patent Rights Covering Development Molecule IP, Selected Molecule IP, Combination IP and ARC Technology IP, respectively, to the extent possible; and coordinating with each other to reasonably avoid creating potential issues in Patent Prosecution of patent applications.”

2.16	Section 6.3(e). Section 6.3(e) of the Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following:

“To the extent Shattuck desires to include any unpublished Know-How pertaining to a Development Molecule, Selected Molecule, Designated ARC Molecule or Combination in a patent application Covering ARC Technology IP, or submit any unpublished Know-How pertaining to a Development Molecule, a Selected Molecule, Designated ARC Molecule or a Combination to a patent office in furtherance of Prosecution of ARC Technology IP, Shattuck will inform Millennium no less than [***] in advance of the intended filing or submission date and provide Millennium with an opportunity to review and comment on such filing or submission.”

3.

Determination of Successful Completion. The Parties acknowledge and agree that on June 26, 2018, the JDC [***] determined that SM1 and the Designated ARC Molecules had each achieved Successful Completion in its respective Tumor Study.

4.	Schedule F. Schedule F to the Agreement is hereby amended by replacing the SM2 License Agreement contained therein with Exhibit 1 to this Amendment.

5.	Schedule I. Exhibit 2 to this Amendment is hereby added as Schedule I to the Agreement.

6.	Schedule J. Exhibit 3 to this Amendment is hereby added as Schedule J to the Agreement.

7.	Continuing Effect of Agreement. Except as otherwise expressly modified by this Amendment, no other portion of the Agreement is amended hereby.

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DISCLOSED.

8.

Counterparts. This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument. For purposes of execution, a copy of this Amendment or any amendment hereto will be deemed an original (including a printed copy of a PDF file delivered via email or a facsimile transmitted telephonically via a fax machine).

9.

Governing Law. This Amendment and all questions regarding the existence, validity, interpretation, breach or performance of this Amendment, will be governed by, and construed and enforced in accordance with, the laws of the State of New York, U.S., without reference to its conflicts of law principles.

10.	Effectiveness. This Amendment shall be effective upon execution by Millennium and Shattuck.

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DISCLOSED.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Amendment No. 2 Effective Date.

SHATTUCK LABS, INC.

By:	/s/ Josiah Hornblower
Name:	Josiah Hornblower
Title:	President and CEO

MILLENNIUM PHARMACEUTICALS, INC.

By:	/s/ Christophe Bianchi
Name:	Christophe Bianchi
Title:	President

[Signature Page to Amendment No. 2 to Collaboration Agreement]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

EXECUTION VERSION

AMENDMENT NO. 3

to

COLLABORATION AGREEMENT

THIS AMENDMENT NO. 3 TO COLLABORATION AGREEMENT (this “Amendment”), is effective this 31st day of March, 2020, by and between Shattuck Labs, Inc., a Delaware corporation with a place of business at 1018 West 11th Street, Suite 100, Austin, Texas 78703 (“Shattuck”), and Millennium Pharmaceuticals, Inc., a Delaware corporation and a wholly-owned subsidiary of Takeda Pharmaceutical Company Limited, having its principal office at 40 Landsdowne Street, Cambridge, MA 02139 (“Millennium”). Shattuck and Millennium are each sometimes referred to in this Amendment as a “Party” and collectively the “Parties.”

Background

WHEREAS, the Parties entered into that certain Collaboration Agreement, effective as of August 8, 2017, amended by Amendment No. 1 thereto as of April 25, 2018, further amended by Amendment No. 2 thereto as of October 30, 2018, further modified by the February Letter Agreement (as defined herein), further modified by letter agreement dated June 25, 2019 and further modified by letter agreement dated September 5, 2019 (as amended and collectively, the “Agreement”); and

WHEREAS, the Parties desire to further amend the Agreement to (i) provide for a Second Dose Expansion Cohort (as defined herein) for the DM1 Final Phase I Clinical Trial (as defined herein), (ii) facilitate collaboration with respect to process improvements to the DM1 chemistry, manufacturing and controls, (iii) clarify certain transition obligations of the Parties should Millennium exercise a DM Exclusive Option and (iv) address certain other matters as set forth herein.

NOW, THEREFORE, for and in consideration of the foregoing and the respective covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.

Definitions and Cross References. Unless otherwise specified herein, each capitalized term used herein shall have the meaning assigned to it in the Agreement, and each reference to a Section or Article shall refer to the corresponding Section or Article in the Agreement.

2.	Amendments.

2.1	Section 1.1 Amendments. Section 1.1 of the Agreement is hereby amended by amending or adding, as applicable, the following definitions thereto in the appropriate alphabetical location:

•	“Advanced Manufacturing Services” has the meaning set out in Section 2.10(h).

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•	“Amendment No. 3 Effective Date” means the effective date of Amendment No. 3 to this Agreement.

•

“ARC Technology IP”. The definition of “ARC Technology IP” is hereby amended by deleting the existing definition in its entirety and replacing it with: “means all Know-How and Patent Rights (a) Controlled by Shattuck prior to the Effective Date, (b) that come under Shattuck’s Control at any time during the Term, or (c) developed by or on behalf of either Party or its Affiliates during the Term as a result of such Party’s activities under this Agreement or as a result of such Party’s access to Shattuck’s Confidential Information; each of (a) – (c), to the extent such Know-How or Patent Rights (i) Cover the ARC Platform, which includes, for clarity, processes for making ARC Molecules; analytical methods for [***], and (ii) are not Development Molecule IP, Selected Molecule IP, Combination IP or CMC Collaboration IP. For clarity, a Patent Right may describe or claim ARC Technology IP, Development Molecule IP Selected Molecule IP, Combination IP or CMC Collaboration IP, and the determination of what constitutes ARC Technology IP, Development Molecule IP, Selected Molecule IP, Combination IP or CMC Collaboration IP will be made on a claim-by-claim basis.”

•	“CMC” means chemistry, manufacturing and controls.

•	“CMC DM1 Activities” means the Millennium CMC DM1 Activities and/or the Shattuck CMC DM1 Activities conducted pursuant to the CMC DM1 Improvement Plan on or after the Amendment No. 3 Effective Date.

•

“CMC Collaboration IP” means Know-How and Patent Rights developed by or on behalf of Millennium or its Affiliates during the Term as a result of (a) Millennium CMC DM1 Activities, or (b) those DM Collaboration Activities identified in the scope of work with respect thereto as CMC activities for which Millennium is the sole responsible Party (“Millennium CMC DM Collaboration Activities”), in each case ((a) and (b)) under this Agreement.

•	“CMC DM1 Improvement Budget” means the budget included in the CMC DM1 Improvement Plan.

•	“CMC DM1 Improvement Plan” means the CMC DM1 Improvement Plan attached to this Agreement as Schedule K. Each row of the CMC DM1 Improvement Plan denotes a separate CMC DM1 Activity.

•

“Combination IP”. The definition of “Combination IP” is hereby amended by deleting the existing definition in its entirety and replacing it with: “means all Know-How and Patent Rights: (a) developed by or on behalf of either Party during the Term pursuant to the Development Plan, (b) developed by or on behalf of Shattuck in the course of conducting Development activities arising from access to one or more Millennium Molecules, (c) that comes under Shattuck’s or its Affiliates’ Control during the Term and is solely related to a Molecule, or (d) developed by or

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on behalf of Millennium during the Term as a direct result of Millennium’s access to one or more Molecules, in the case of (a)-(d) only to the extent such Know-How or Patent Rights Covers a Combination, including compositions of matter, methods of making, methods of using, methods of manufacture, methods of selling and Exploiting a Combination. For clarity, a Patent Right may describe or claim ARC Technology IP, Development Molecule IP, Selected Molecule IP, Combination IP and CMC Collaboration IP, and the determination of what constitutes ARC Technology IP, Development Molecule IP, Selected Molecule IP, Combination IP (including Millennium Combination IP or other Combination IP) or CMC Collaboration IP will be made on a claim-by-claim basis.”

•

“Data” means all Know-How, results, conclusions and observations resulting from the performance of the Millennium CMC DM1 Activities, Millennium CMC DM Collaboration Activities, or CMC activities related to DM2 for which Millennium is the sole responsible Party, as applicable.

•	“Data Sharing Memo” has the meaning set out in Section 2.6.

•

“Development Molecule IP”. The definition of “Development Molecule IP” is hereby amended by deleting the existing definition in its entirety and replacing it with: “means all Know-How and Patent Rights (a) Controlled by Shattuck prior to the Effective Date, (b) that come under Shattuck’s Control at any time during the Term, or (c) developed by or on behalf of either Party or its Affiliates during the Term as a result of such Party’s activities under this Agreement or as a result of such Party’s access to Shattuck’s Confidential Information; in each case that (i) solely Covers a Development Molecule, including compositions of matter, methods of making, methods of using and methods of manufacture (including as a result of CMC DM1 Activities and DM Collaboration Activities) that solely relate to or solely Cover a Development Molecule, and (ii) is not CMC Collaboration IP. For clarity, a Patent Right may describe or claim ARC Technology IP, Development Molecule IP, Selected Molecule IP, Combination IP and CMC Collaboration IP, and the determination of what constitutes ARC Technology IP, Selected Molecule IP, Development Molecule IP, Combination IP or CMC Collaboration IP will be made on a claim-by-claim basis. For clarity, Development Molecule IP excludes Combination IP and CMC Collaboration IP.”

•

“Development Term”. The definition of “Development Term” is hereby amended by deleting the existing definition in its entirety and replacing it with: “means, on a Molecule-by-Molecule basis, the period of time commencing on the Effective Date and continuing: (a) for SM1 until the earlier of (i) the [***] following delivery by Shattuck to Millennium of the [***] Study Report, (ii) delivery by Millennium of an Exercise Notice with respect to SM1, or (iii) failure of Millennium to pay the Tumor Study Milestone with respect to SM1 in accordance with Section 5.3(b); (b) for each Development Molecule until the earlier of (i) the ninetieth (90th) day following delivery by Shattuck to Millennium of a report detailing the

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results of (1) the DM1 Final Phase I Clinical Trial or (2) the Final Phase I Clinical Trial for DM2, and (ii) delivery by Millennium of an Exercise Notice with respect to such Development Molecule; and (c) for each Designated ARC Molecule (including any Designated ARC Molecule that is designated by Millennium as SM2) until the earlier of (i) the [***] following delivery by Shattuck of the [***] Study Report, (ii) delivery by Millennium of an Exercise Notice with respect any Designated ARC Molecule (including any Designated ARC Molecule that is designated as SM2 by Millennium), or (iii) failure of Millennium to pay the Tumor Study Milestone with respect to such Designated ARC Molecule in accordance with Section 5.3(b).”

•

“DM Collaboration Activity” means any activity, not specifically contemplated by the Development Plans for DM1 or DM2, that is [***] by the JDC as to scope of work and Party responsibility (both as to performance and payment) and designated thereby as a “DM Collaboration Activity”. For clarity, the Development Plans for DM1 and DM2, as may be amended from time to time under Section 2.2, exclude any DM Collaboration Activities.

•	“DM1 Final Phase I Clinical Trial” means the Clinical Trial conducted pursuant to the Protocol.

•	“DM1 [***] Expenses” has the meaning set out in Section 2.10(c).

•	“DM2 Supplementary Dose Expansion Cohort” has the meaning set out in Section 5.3(i).

•	“DM2 Supplementary Notice” has the meaning set out in Section 5.3(i).

•	“Dose Expansion Cohort CTM Costs” has the meaning set out in Section 5.3(h).

•	“Excess Second Dose Expansion Cohort Costs” has the meaning set out in Section 5.3(h).

•	“Excess Shattuck CMC DM1 Activity Costs” shall have the meaning set out in Section 2.10(c).

•	“February Letter Agreement” means that certain letter agreement, dated February 11, 2019, between Millennium and Shattuck.

•	“First Dose Expansion Cohort” has the meaning set out in Section 5.3(g).

•	“First Dose Expansion Cohort Plan” has the meaning set out in Section 5.3(g).

•

“Manufacture”, “manufacture” or variants thereof means activities directed to producing, manufacturing, processing, sourcing of materials, filling, finishing, packaging, labeling, quality assurance testing and release, shipping and storage of a Development Molecule.

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•	“Manufacturing Notice” has the meaning set out in Section 2.10(h).

•	“Materials” has the meaning set out in Section 2.10(d).

•	“Millennium CMC DM1 Activities” means those CMC DM1 Activities identified as “Takeda Managed” in the CMC DM1 Improvement Plan.

•	“Millennium CMC DM Collaboration Activities” has the meaning set out in the definition of “CMC Collaboration IP”.

•

“Millennium Technology IP”. The definition of “Millennium Technology IP” is hereby amended by deleting the existing definition in its entirety and replacing it with the following: “means all Know-How and Patent Rights that (i) are Controlled by Millennium or its Affiliates prior to the Effective Date, (ii) come into Millennium’s or its Affiliates’ Control at any time during the Development Period, or (iii) are developed by or on behalf of either Party or its Affiliates as a result of such Party’s activities under this Agreement, and Covers Targets (individually or in combination as a Target Pair) or binding domains to such Targets (e.g., peptides, polypeptides, proteins, antibodies, nanobodies, single-chain variable fragments and compounds); and (b) are not ARC Technology IP, Development Molecule IP or Selected Molecule IP. For clarity, Millennium Technology IP excludes Combination IP and CMC Collaboration IP.”

•	“Non-Refundable [***]” has the meaning set out in Section 5.1(e).

•

“Out-of-Scope Results” means any Know-How that is produced from use of any Material for purposes other than the conduct of the CMC DM1 Activities or DM Collaboration Activities, as applicable, or otherwise not in compliance with the terms and conditions of this Agreement, unless otherwise specifically agreed to in writing by the Parties (e.g., under a separate material transfer agreement). For the avoidance of doubt, Out-of-Scope Results shall constitute “Confidential Information” of Shattuck hereunder.

•	“Other IP” has the meaning set out in Section 6.1(b)(iv).

•

“Phase I Report”. The definition of “Phase I Report” as the meaning of such term is set out in the February Letter Agreement is hereby amended by deleting the existing definition in its entirety and replacing it with: “means the report detailing the results of the DM1 Final Phase I Clinical Trial referred to in the definition of “Development Term”, which triggers the ninety (90)-day clock defining the conclusion of the Development Term for DM1, which will be prepared by Shattuck and delivered to Millennium in accordance with the following guidelines: The Phase I Report for the DM1 Final Phase I Clinical Trial will be based on all data collected through at least the later of (a) the conclusion of the [***] for the final subject enrolled

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in the First Dose Expansion Cohort, and (b) [***] after the first patient is dosed in the Second Dose Expansion Cohort (such period set forth in clause (b), the “[***] Period”). The Phase I Report will include, among other things, (i) a summary of safety, pharmacodynamics (including biopsy data), pharmacokinetics, and anti-tumor activity (to the extent such data exists), (ii) the primary, secondary, and exploratory analysis for the DM1 Final Phase I Clinical Trial based on all data (other than data collected for the Second Dose Expansion Cohort) collected through at least the conclusion of the [***] for the final subject enrolled in the First Dose Expansion Cohort, and (iii) any subset of the primary, secondary, and/or exploratory analysis that can be performed based on available data collected for the Second Dose Expansion Cohort through the [***] Period. The Phase I Report will not be delivered to Millennium until at least after the expiration of the [***] Period, so the report will also include information (to the extent such information is available) related to subject(s) enrolled and dosed in Second Dose Expansion Cohort at the time of delivery of the Phase I Report, which information will be provided to Millennium in a format consistent with subject information for the DM1 Phase I Clinical Trial previously shared by Shattuck with Millennium. The [***] Period will be tolled for the duration of any time period in which enrollment or participation of subjects at all DM1 Final Phase I Clinical Trial sites for the Second Dose Expansion Cohort is placed on hold due to global events beyond Shattuck’s reasonable control.”

•

“Protocol” means the protocol for the DM1 Final Phase I Clinical Trial entitled “Phase 1 Dose Escalation and Dose Expansion Study of an Agonist Redirected Checkpoint Fusion Protein, SL-279252 (PD1-Fc-OX40L), in Subjects with Advanced Solid Tumors or Lymphomas” (ClinicalTrials.gov Identifier: NCT03894618), Version Number: v04, dated February 24, 2020, which is attached hereto as Schedule L.

•	“Second Dose Expansion Cohort” has the meaning set out in Section 5.3(g).

•	“Second Dose Expansion Cohort Costs” has the meaning set out in Section 5.3(h).

•	“Second Dose Expansion Cohort Plan” has the meaning set out in Section 5.3(g).

•

“Selected Molecule IP”. The definition of “Selected Molecule IP” is hereby amended by deleting the existing definition in its entirety and replacing it with: “means all Know-How and Patent Rights (a) Controlled by Shattuck or its Affiliates prior to the Effective Date, (b) that come under Shattuck’s or its Affiliates’ Control at any time during the Term, or (c) developed by or on behalf of either Party or its Affiliates during the Term as a result of such Party’s activities under this Agreement or as a result of such Party’s access to Shattuck’s Confidential Information; in each case that (i) solely Covers a Selected Molecule or a Designated ARC Molecule, including compositions of matter, methods of making, methods of using and

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methods of manufacture that solely relate to or solely Cover a Selected Molecule or a Designated ARC Molecule, and (ii) is not CMC Collaboration IP. For clarity, a Patent Right may describe or claim ARC Technology IP, Development Molecule IP, Selected Molecule IP, Combination IP, and CMC Collaboration IP and the determination of what constitutes ARC Technology IP, Development Molecule IP, Selected Molecule IP, Combination IP or CMC Collaboration IP will be made on a claim-by-claim basis. For clarity, Selected Molecule IP excludes Combination IP and CMC Collaboration IP.”

•	“Shattuck CMC DM1 Activities” means those CMC DM1 Activities identified as “Shattuck Managed” in the CMC DM1 Improvement Plan.

•	“Shattuck CMC DM1 Activity Costs” shall have the meaning set out in Section 2.10(c).

•

“Specified Confidential Information”. The definition of “Specified Confidential Information” is hereby amended by deleting the existing definition in its entirety and replacing it with the following: “means, on a Molecule-by-Molecule basis, all non-public data, results or other Know-How solely related to such Molecule and that constitute Development Molecule IP or Selected Molecule IP, generated prior to the Effective Date or pursuant to the activities conducted under any Development Plan, the CMC DM1 Improvement Plan, or any DM Collaboration Activities.”

•	“Subsequent Transaction” shall have the meaning set out in Section 5.3(h).

•	“Third Party CMO” has the meaning set out in Section 2.10(i).

2.2	Section 2.6. Section 2.6 of the Agreement is hereby deleted in its entirety and replaced with the following:

“2.6	Reporting

Shattuck will keep Millennium reasonably informed as to the progress and results of its activities under the Development Plan, in each case through meetings of the JDC occurring at least [***] and as otherwise agreed from time to time. Within [***] following the Amendment No. 3 Effective Date, Shattuck will submit to the JDC a data sharing memorandum that includes the primary, secondary, and exploratory analysis to be conducted and shared with Millennium under the Phase I Report (“Data Sharing Memo”). For clarity, delivery of the Phase I Report is not contingent on the existence of a final, locked database for the DM1 Final Phase I Clinical Trial. At the next JDC meeting after submission of the Data Sharing Memo by Shattuck, the JDC will review and reach agreement on the final content of the Data Sharing Memo, provided the JDC will reasonably consider Millennium’s comments regarding the scope of information to be provided under the Phase I Report. For the [***] period preceding the expiration of the Development Term for each Development Molecule, Shattuck further agrees to (a) provide to Millennium reasonable site access, advice and consultation reasonably requested by Millennium and related to the analysis and conclusions set forth in, in the case of DM1, the

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Phase I Report, and, in the case of DM2, the report detailing the results of the Final Phase I Clinical Trial for DM2, and (b) promptly, upon receipt by Shattuck of a [***] request from Millennium listing any targeted raw data sets for the DM1 Final Phase I Clinical Trial that Millennium requests access to and transfer of so that Millennium may conduct such analyses as are described in the [***] request, provide to Millennium all [***] requested data (including [***] requested targeted raw data sets), results, conclusions and observations resulting from its activities in connection with the DM1 Final Phase I Clinical Trial and the Final Phase I Clinical Trial for DM2, provided any targeted raw data sets will be shared with Millennium only at Millennium’s cost and expense. [***].”

2.3	Section 2.10. Article 2 of the Agreement is hereby amended by adding the following Section 2.10 thereto:

“2.10	CMC DM1 Improvement Plan; Advance Manufacturing

(a)

Shattuck CMC DM1 Activities; Manufacturing Slot Reservation. From the Amendment No. 3 Effective Date, Shattuck shall promptly commence the Shattuck CMC DM1 Activities in accordance with the CMC DM1 Improvement Plan and this Section 2.10 (provided that Shattuck shall not commence any Shattuck CMC DM1 Activity for which the CMC DM1 Improvement Budget is marked “TBD” opposite such Shattuck CMC DM1 Activity in the CMC DM1 Improvement Plan until Shattuck has presented to Millennium a statement of work and budget in respect of such Shattuck CMC DM1 Activity and Millennium has, in its sole discretion, approved such statement of work and budget in writing, following which such statement of work and budget shall be deemed to amend the CMC DM1 Improvement Plan and Schedule A thereto accordingly) and Shattuck shall use [***] to complete each Shattuck CMC DM1 Activity prior to the expiration of the DM1 DM Option Term; provided that Shattuck will continue to use [***] to complete such Shattuck CMC DM1 Activities after the expiration of the DM1 DM Option Term if Millennium has exercised the DM Exclusive Option with respect to DM1. At any time prior to the expiration of the DM1 DM Option Term, in connection with Millennium’s anticipated request of Shattuck to reserve a Manufacturing slot pursuant to the remainder of this Section 2.10(a), Millennium may deliver forms of Millennium’s standard quality and supply agreements to Shattuck. Shattuck shall provide Millennium feedback on such forms of quality and supply agreements within [***] of such delivery. At any time following such [***] period and prior to the expiration of the DM1 DM Option Term, Millennium may by written notice to Shattuck request Shattuck reserve a Manufacturing slot at a contract manufacturing organization for a phase II Clinical Trial for DM1. Shattuck agrees that in the event Shattuck receives written instructions from Millennium to reserve a Manufacturing slot at a contract manufacturing organization for a phase II Clinical Trial for DM1, Shattuck shall promptly reserve such Manufacturing slot; provided, however, that Shattuck will only reserve such Manufacturing slot if, following Shattuck’s written

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notice to Millennium of the out-of-pocket costs and expenses anticipated to be incurred by Shattuck and its Affiliates associated with reserving such Manufacturing slot, including any down-payment fee or deposit required for such reservation and any associated cancelation fees, Millennium agrees in writing to cover [***] such costs and expenses incurred by Shattuck and its Affiliates, provided Millennium will have no obligation to reimburse Shattuck for any costs and expenses that exceed those disclosed in such written notice. Shattuck shall include Millennium in any discussions with such contract manufacturing organization and shall follow Millennium’s instructions with respect to any decision pertaining to Shattuck’s arrangement with such contract manufacturing organization with respect to such Manufacturing slot.

(b)

Millennium CMC DM1 Activities. From the Amendment No. 3 Effective Date, Millennium shall, at its sole discretion, conduct none, some or all of the Millennium CMC DM1 Activities at its sole cost and expense (regardless of the CMC DM1 Improvement Budget applicable to such Millennium CMC DM1 Activities).

(c)

Shattuck CMC DM1 Activity Costs. Millennium will reimburse Shattuck for [***] incurred by Shattuck and its Affiliates in the performance of each of the Shattuck CMC DM1 Activities (“DM1 [***] Expenses”) performed by or on behalf of Shattuck (“Shattuck CMC DM1 Activity Costs”), provided Millennium will have no obligation to reimburse Shattuck for any DM1 [***] Expenses that exceed the applicable amounts set forth in the CMC DM1 Improvement Budget by more than [***] with respect to such Shattuck CMC DM1 Activities. In the event the Shattuck CMC DM1 Activity Costs are expected to or will exceed the applicable CMC DM1 Improvement Budget amounts by more than [***] (“Excess Shattuck CMC DM1 Activity Costs”), Shattuck will provide notice of same to Millennium and the Parties agree to discuss the Excess Shattuck CMC DM1 Activity Costs [***]. Millennium will be responsible for such Excess Shattuck CMC DM1 Activity Costs only in the event that Millennium has approved such Excess Shattuck CMC DM1 Activity Costs in writing in advance, in which case Millennium will be solely responsible for such Excess Shattuck CMC DM1 Activity Costs. Millennium hereby agrees to reimburse such pre-approved Excess Shattuck CMC DM1 Activity Costs regardless of whether the DM Option Term in respect of DM1 has expired or Millennium exercised the DM Exclusive Option with respect to DM1 as of the time such Excess Shattuck CMC DM1 Activity Costs were incurred. Shattuck will be solely responsible for any Excess Shattuck CMC DM1 Activity Costs in the event that Millennium has not approved such Excess Shattuck CMC DM1 Activity Costs in writing in advance; provided, however, that Shattuck will have no obligation to incur additional DM1 [***] Expenses in excess of [***] of those reflected in the original CMC DM1 Improvement Budget unless Millennium agrees to reimburse such additional DM1 Out-of-Pocket Expenses.

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For the avoidance of doubt, Excess Shattuck CMC DM1 Activity Costs shall consist only of excess DM1 [***] Expenses incurred in conducting the Shattuck CMC DM1 Activities in accordance with the CMC DM1 Improvement Plan as approved on the Amendment No. 3 Effective Date. In the event that, following the Amendment No. 3 Effective Date, either Party desires to amend the CMC DM1 Improvement Plan (e.g., changes to the number or scope of activities to be conducted thereunder), such amendment will only be effective upon a [***] of the JDC approving such amendment and if the JDC cannot reach agreement on any such proposed amendment by [***] within [***] after such proposed amendment is first discussed at a JDC meeting, such proposed amendment will be referred promptly to the Senior Executives of the Parties for resolution through [***] negotiations. In the event the Senior Executives cannot reach agreement on such proposed amendment within [***] of such proposed amendment being referred to them by the JDC, the CMC DM1 Improvement Plan shall not be amended. If such a JDC-approved amendment requires Shattuck to incur additional DM1 [***] Expenses (beyond those DM1 [***] Expenses reflected in the original CMC DM1 Improvement Budget), Millennium shall be solely responsible for such additional DM1 [***] Expenses.

Within [***] following the last day of each Calendar Quarter in which Shattuck CMC DM1 Activity Costs are incurred for which Millennium is responsible in accordance with this Section 2.10(c), Shattuck will send a detailed invoice of such costs to Millennium, and within [***] following receipt of such invoice, Millennium will pay to Shattuck the amount due as reimbursement for such Shattuck CMC DM1 Activity Costs in accordance with Section 5.6 hereof.

(d)

Materials Transfer. In order to facilitate the activities contemplated under the CMC DM1 Improvement Plan and any scope of work in respect of DM Collaboration Activities either Party may provide to the other Party certain biological materials or chemical compounds Controlled by the supplying Party (collectively, “Materials”) for use by the receiving Party in furtherance of the CMC DM1 Improvement Plan or a DM Collaboration Activity. The supplying Party will provide a list of all Materials provided to the receiving Party under the Agreement, which will be updated by the supplying Party at the beginning of each Calendar Quarter during the Development Term for DM1 or DM2, as applicable.

Each supplying Party hereby grants to the receiving Party a worldwide, fully paid-up, royalty-free, time-limited, non-exclusive, non-transferrable, non-sublicensable research license to use the supplying Party’s Material solely for the limited purpose of

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performing the CMC DM1 Improvement Plan or a DM Collaboration Activity during the applicable Development Term, subject to the receiving Party’s compliance with the terms of this Agreement. Except as provided in the previous sentence, the provision of Material to a receiving Party under this Agreement does not grant to the receiving Party any license to intellectual property owned or controlled by the supplying Party. For clarity, the research license granted to the receiving Party pursuant to this paragraph is not a license to develop, commercialize, market, or otherwise exploit the supplying Party’s Material. Except as expressly set forth in the CMC DM1 Improvement Plan or the scope of work of a DM Collaboration Activity, the receiving Party agrees not to characterize, sequence, analyze or otherwise reverse-engineer any supplying Party’s Material without the written authorization of the supplying Party. Material will not be used in research that is subject to mandatory consulting or licensing obligations of the receiving Party to another individual, receiving Party Affiliate, business entity, or other Third Party unless prior written permission is obtained from the supplying Party.

Except as otherwise provided for under this Agreement, all Materials delivered to a receiving Party will remain the sole property of the supplying Party, will be used only in furtherance of the activities conducted in accordance with the CMC DM1 Improvement Plan or DM Collaboration Activity, will not be used or delivered to or for the benefit of any Third Party (except for Permitted Subcontractors in furtherance of the CMC DM1 Improvement Plan or DM Collaboration Activity), without the prior written consent of the supplying Party, and will be used in compliance with Applicable Law. The Materials supplied under this Agreement must be used with prudence and appropriate caution in any experimental work because not all of their characteristics may be known. The supplying Party will provide the receiving Party the most current material safety data sheet for the Materials upon transfer of any Materials. Except as expressly set forth in this Agreement, EACH PARTY AGREES THAT THE SUPPLYING PARTY’S MATERIALS ARE PROVIDED “AS IS” AND WITHOUT ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR OF FITNESS FOR ANY PARTICULAR PURPOSE OR ANY WARRANTY THAT THE USE OF THE MATERIALS WILL NOT INFRINGE OR VIOLATE ANY PATENT OR OTHER PROPRIETARY RIGHTS OF ANY THIRD PARTY.

In the event Millennium does not exercise its DM Exclusive Option with respect to DM1, then within [***] following termination of the DM Option Term with respect to DM1, (i) any Shattuck-supplied Material remaining in Millennium’s possession with respect to a CMC DM1 Activity or a DM Collaboration Activity with respect to

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OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

DM1 will be, at Shattuck’s option, either returned to Shattuck or destroyed pursuant to Shattuck’s written instructions and with Shattuck’s written approval, which destruction will be certified in writing to Shattuck, (ii) any Millennium-supplied Material remaining in Shattuck’s possession with respect to a CMC DM1 Activity or a DM Collaboration Activity with respect to DM1 will be, at Millennium’s option, either returned to Millennium or destroyed pursuant to Millennium’s written instructions and with Millennium’s written approval, which destruction will be certified in writing to Millennium, (iii) except for any documents or other tangible objects that apply to Data that do not constitute Out-of-Scope Results, all documents and other tangible objects containing or representing Shattuck Confidential Information or prepared based on Shattuck Confidential Information (in each case with respect to a CMC DM1 Activity or a DM Collaboration Activity with respect to DM1), and all copies thereof, will be promptly delivered by Millennium to Shattuck, provided that Millennium may retain one (1) copy of any such documents for archival purposes and any continuing legal obligations, and (iv) except for any documents or other tangible objects that apply to Data that do not constitute Out-of-Scope Results, all documents and other tangible objects containing or representing Millennium Confidential Information or prepared based on Millennium Confidential Information (in each case with respect to a CMC DM1 Activity or DM Collaboration Activity with respect to DM1), and all copies thereof, will be promptly delivered by Shattuck to Millennium, provided that Shattuck may retain one (1) copy of any such documents for archival purposes and any continuing legal obligations.

In the event Millennium does not exercise its DM Exclusive Option with respect to DM2, then within [***] following termination of the DM Option Term with respect to DM2, (i) any Shattuck-supplied Material remaining in Millennium’s possession with respect to a DM Collaboration Activity with respect to DM2 will be, at Shattuck’s option, either returned to Shattuck or destroyed pursuant to Shattuck’s written instructions and with Shattuck’s written approval, which destruction will be certified in writing to Shattuck, (ii) any Millennium-supplied Material remaining in Shattuck’s possession with respect to a DM Collaboration Activity with respect to DM2 will be, at Millennium’s option, either returned to Millennium or destroyed pursuant to Millennium’s written instructions and with Millennium’s written approval, which destruction will be certified in writing to Millennium, (iii) except for any documents or other tangible objects that apply to Data that do not constitute Out-of-Scope Results, all documents and other tangible objects containing or representing Shattuck Confidential Information or prepared based on Shattuck Confidential Information (in each case with respect to a DM Collaboration Activity with respect to DM2), and all copies thereof, will be promptly delivered

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DISCLOSED.

by Millennium to Shattuck, provided that Millennium may retain one (1) copy of any such documents for archival purposes and any continuing legal obligations, and (iv) except for any documents or other tangible objects that apply to Data that do not constitute Out-of-Scope Results, all documents and other tangible objects containing or representing Millennium Confidential Information or prepared based on Millennium Confidential Information (in each case with respect to a DM Collaboration Activity with respect to DM2), and all copies thereof, will be promptly delivered by Shattuck to Millennium, provided that Shattuck may retain one (1) copy of any such documents for archival purposes and any continuing legal obligations. For purposes of clarity, any Data that constitutes Out-of-Scope Results will be subject to the terms and conditions of Section 2.10(e).

(e)

Out-of-Scope Results. Should either Party, or any person who is granted access to Material by either Party, use any Material for purposes other than the conduct of the CMC DM1 Activities or DM Collaboration Activities or otherwise not in compliance with the terms and conditions of this Agreement, such Out-of-Scope Results will belong to the Party that supplied such Material. Each Party will promptly disclose all Out-of-Scope Results to the other Party and will assign and hereby assigns all of its and such person’s right, title and interest in and to all Out-of-Scope Results to such other Party. The foregoing will not limit any other remedies available to a Party for any reason by law or in equity.

(f)

Updates. During the Development Term for DM1 or DM2, as applicable, Millennium and Shattuck will keep each other promptly informed and up-to-date regarding the progress of their respective CMC DM1 Activities and DM Collaboration Activities. Each Party will supply to the other Party a final written report within the earlier of [***] after the completion of all CMC DM1 Activities or DM Collaboration Activities or [***] after expiration or earlier termination of the DM Option Term in respect of DM1 or DM2, as applicable. Each report will set forth a reasonably detailed description of the activities conducted in support of the CMC DM1 Activities or DM Collaboration Activities, as applicable, by the Party delivering the report. Shattuck and Millennium shall jointly own each such report and all Data generated in each case as a result of the conduct of the Millennium CMC DM1 Activities or Millennium CMC DM Collaboration Activities.

(g)

Additional CMC DM1 Activities. Millennium may request, in its sole discretion, that Shattuck agree to conduct certain research activities relating to the Manufacturing of DM1 that are in addition to the Shattuck CMC DM1 Activities. If Millennium so requests, the Parties will discuss such requested assistance and will work [***] to negotiate the scope of, and budget for, such activities, which shall be deemed “Shattuck CMC DM1 Activities” hereunder (and

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which shall be incorporated into the “CMC DM1 Improvement Budget”) upon written agreement of the Parties. For the avoidance of doubt, Shattuck will have no obligation under this Agreement to agree to conduct any such additional research activities relating to the Manufacturing of DM1.

(h)

Advanced Manufacturing. Notwithstanding anything to the contrary contained herein or (if executed) in the DM License Agreement for DM1, if Shattuck reserves a Manufacturing slot as described in Section 2.10(a), Millennium may by written notice to Shattuck (a “Manufacturing Notice”) request Shattuck [***] to timely Manufacture (or have Manufactured) and supply to Millennium an amount of DM1 Manufactured utilizing the Manufacturing slot reserved by Shattuck pursuant to Section 2.10(a) (“Advanced Manufacturing Services”). Shattuck will reasonably consider the request set forth in Millennium’s Manufacturing Notice and will negotiate [***] with Millennium to enter into separate quality and supply agreements with Millennium, which are satisfactory to Shattuck, for the Advanced Manufacturing Services as contemplated below, provided no Advanced Manufacturing Services will commence unless or until the Parties execute such separate quality and supply agreements. Millennium may deliver a Manufacturing Notice at any time during the DM Option Term with respect to DM1 or, in the event that Millennium delivers an Exercise Notice to Shattuck with respect to DM1, after the expiration thereof and prior to the date that is [***] after the effective date of the DM License Agreement for DM1. Following Shattuck’s reservation of the Manufacturing slot pursuant to Section 2.10(a) and through the date [***] following Shattuck’s receipt of a Manufacturing Notice, the Parties will [***] negotiate and enter into separate quality and supply agreements with respect to the Advanced Manufacturing Services contemplated under this Section 2.10(h), which shall (i) contain supply terms reasonably acceptable to the Parties, including that [***] and (ii) be consistent with the terms of this Section 2.10(h) and Millennium’s policies.

Shattuck shall, during the period in which the Parties negotiate the separate quality and supply agreements referenced in the immediately preceding paragraph and following such period, if the Parties enter into such separate quality and supply agre ement, as set forth in such separate quality and supply agreements, provide Millennium with such full access to its (and its Third Party CMO’s) sites, facilities, production, operations, testing, storage, books and records, quality system and any other information as is necessary or useful in order for Millennium to perform to its satisfaction a formal quality assessment and/or quality audit in respect of Shattuck’s Manufacturing and supply obligations for the Advanced Manufacturing Services under this Section 2.10(h). For the avoidance of doubt, no activities conducted under this Section 2.10(h) shall be deemed CMC DM1 Activities hereunder.

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(i)

Third Party CMO. In order to perform its Shattuck CMC DM1 Activities, DM Collaboration Activities under Section 2.10, or Advanced Manufacturing Services under Section 2.10(h), Shattuck may, with the prior written approval of Millennium (such approval only required to the extent Millennium will be reimbursing the costs thereof hereunder, and if such approval is so required, not to be unreasonably withheld, conditioned, or delayed), enter into agreements with one or more Third Party contract manufacturing organizations (each, a “Third Party CMO”) for the conduct of one or more Shattuck CMC DM1 Activities, DM Collaboration Activities under Section 2.10, or Advanced Manufacturing Services under Section 2.10(h), provided that Shattuck shall include Millennium in any discussions with any Third Party CMO and shall follow Millennium’s instructions with respect to any decision pertaining to Shattuck’s arrangement with such Third Party CMO. Notwithstanding the foregoing, the requirements of this Section 2.10(i) will not apply to any existing agreements entered into prior to the Amendment No. 3 Effective Date by and between (i) Shattuck and KBI Biopharma, Inc. or (ii) Shattuck on the one hand and [***] on the other hand, provided that Shattuck shall include Millennium in any discussions with such Third Party CMOs to the extent such discussions concern Shattuck CMC DM1 Activities, DM Collaboration Activities under Section 2.10 or Advanced Manufacturing Services under Section 2.10(h), in each case for which Millennium will be reimbursing the costs thereof hereunder. For clarity, any and all payments by Shattuck to Third Party CMOs shall, to the extent they otherwise qualify as Shattuck CMC DM1 Activities or Advanced Manufacturing Services under Section 2.10(h), be eligible for reimbursement by Millennium pursuant to this Section 2.10.

(j)	Development Plan. Neither the CMC DM1 Activities nor any DM Collaboration Activities shall be deemed a part of any Development Plan.”

2.4

Section 3.1(a). Section 3.1(a) of the Agreement is hereby amended by deleting the “and” at the end of subsection (x), replacing the “.” at the end of subsection (xi) with “;” and adding the following subsections (xii) through (xvi) thereto:

“(xii)	monitoring progress under the CMC DM1 Improvement Plan and discussing and recommending as applicable amendments thereto, including with respect to capacity;

(xiii)

monitoring progress of the Manufacturing of Development Molecules used in the Development Program, including discussing any potential supply issues, interruptions, the outcome of any Regulatory Authority inspection of Manufacturing facilities used by or on behalf of Shattuck, and any remedial actions required, if applicable, as a result of such inspection;

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(xiv)	monitoring the CMC development plan activities for all Development Molecules;

(xv)

monitoring the Know-How transfer of Manufacturing technology to Millennium in the event Millennium delivers an Exercise Notice to Shattuck for DM1 in anticipation of any DM License Agreement for DM1; and

(xvi)	reviewing and recommending specifications for Development Molecules.”

2.5	Section 4.1(c). The first four lines of Section 4.1(c) of the Agreement is hereby deleted and replaced with the following:

“(c)	The amount of the upfront fee (the “License Fee”) to be paid by Millennium for the exclusive license to the applicable Molecule will be as follows:

•	DM1 – [***], less the Non-Refundable [***] paid by Millennium to Shattuck in accordance with Section 5.1(e)

•	DM2 – [***]”

2.6	Section 5.1(e). Section 5.1 of the Agreement is hereby amended by adding the following subsection (e) thereto:

“(e)

Non-Refundable [***]. Within [***] of having received an invoice therefor from Shattuck, which invoice Shattuck shall submit to Millennium promptly after the Amendment No. 3 Effective Date, Millennium shall pay to Shattuck the sum of Eleven Million Two Hundred Fifty Thousand Dollars ($11,250,000) as a nonrefundable [***] in respect of DM1 set forth in the first bullet point of Section 4.1(c) (the “Non-Refundable [***]”).”

2.7	Section 5.3(g). Section 5.3 of the Agreement is hereby amended by adding the following subsection (g) thereto:

“(g)

First Dose Expansion Cohort and Second Dose Expansion Cohort. The Parties acknowledge and agree that, as of the Amendment No. 3 Effective Date, the Protocol includes a first dose expansion cohort in humans (the “First Dose Expansion Cohort”), which will be conducted by Shattuck in accordance with the study plan (the “First Dose Expansion Cohort Plan”) that is hereby incorporated into the Development Plan and attached hereto as Schedule M. The Parties acknowledge and agree that, as of the Amendment No. 3 Effective Date, the Protocol includes a second dose expansion cohort in humans (the “Second Dose Expansion Cohort”), which will be conducted by Shattuck in accordance with the study plan (the “Second Dose Expansion Cohort Plan”) that is hereby incorporated into the Development Plan and attached hereto as Schedule N, subject to the reimbursement provisions related to the Second Dose Expansion Cohort Costs and the Dose Expansion Cohort CTM Costs, as set forth under Section 5.3(h).

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OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

In the event that either Party desires to amend the Second Dose Expansion Cohort Plan, such Party will present any such proposed amendments to the JDC, and take into consideration [***] any feedback or recommendations on such proposed amendment by the other Party, provided the other Party provides such feedback or recommendations within [***] of such presentation to the JDC. Any such proposed amendments shall require [***] of the JDC and if the JDC cannot reach agreement on any such proposed amendments by [***] within [***] after such proposed amendments is first discussed at a JDC meeting, such proposed amendments will be referred promptly to the Senior Executives of the Parties for resolution through [***] negotiations. In the event the Senior Executives cannot reach agreement on such proposed amendments within [***] of such proposed amendments being referred to them by the JDC, the Second Dose Expansion Cohort Plan shall not be amended.

Shattuck hereby agrees that it will (i) [***] , and (ii) [***]. Prior to further expansion at a selected dose level (i.e., [***], Shattuck will provide its rationale to support the dose selection and dosing schedule for the First Dose Expansion Cohort and the Second Dose Expansion Cohort for review by the JDC and take into consideration in good faith any feedback or recommendations on such analysis by Millennium, provided that Millennium provides such feedback or recommendations within [***] of such presentation to the JDC. If the JDC cannot reach agreement on a dose or dosing schedule by [***] within [***] after such dose or dosing schedule is first discussed at a JDC meeting, such dose or dosing schedule will be referred promptly to the Senior Executives of the Parties for resolution through [***] negotiations. In the event the Senior Executives cannot reach agreement on such dose or dosing schedule within [***] of such dose or dosing schedule being referred to them by the JDC, Shattuck may, in its discretion cast a deciding vote with respect to such dose or dosing schedule, and such deciding vote will then be deemed the final decision of the JDC.

For clarity, all data, information and results developed as a result of the Second Dose Expansion Cohort will be deemed Development Molecule IP and will be subject to the terms and conditions of this Agreement.

The time necessary to complete the Second Dose Expansion Cohort shall not be deemed to extend the Development Term for DM1, such Development Term to be determined in accordance with the definition of Development Term as set forth in the Agreement; provided that subject to Section 5.3(h), if the Second Dose Expansion Cohort remains ongoing at the end of the Development Term for DM1 and Millennium has exercised its DM Exclusive Option in respect of DM1, Shattuck shall continue to conduct the Second Dose Expansion Cohort Plan past the end of the Development Term for DM1, until (a) the final visit for the final patient for the Second Dose Expansion Cohort is completed, or (b) the study has been

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DISCLOSED.

operationally transferred to Millennium (which shall be done only following Millennium’s prior written request, which shall be made by Millennium as soon as practicable without disrupting the conduct of the study and the safety of patients), whichever occurs first.”

2.8	Section 5.3(h). Section 5.3 of the Agreement is hereby amended by adding the following subsection (h) thereto:

“(h)

Second Dose Expansion Cohort Costs and First Dose Expansion Cohort CTM Costs. Subject to the remainder of this Section 5.3(h), (i) Millennium will reimburse Shattuck for all actual and documented out-of-pocket expenses incurred by Shattuck and its Affiliates in the performance of the Second Dose Expansion Cohort (“Second Dose Expansion Cohort Costs”), provided Millennium will have no obligation to reimburse any Second Dose Expansion Cohort Costs that exceed US$3,195,000; and (ii) Millennium will bear fifty percent (50%) and Shattuck will bear fifty percent (50%) of all actual and documented out-of-pocket expenses incurred by Shattuck and its Affiliates to provide the tangible clinical trial materials for the First Dose Expansion Cohort and the Second Dose Expansion Cohort (“Dose Expansion Cohort CTM Costs”), provided that Millennium’s fifty percent (50%) share of the Dose Expansion Cohort CTM Costs shall not exceed US$4,000,000. For clarity, in the event the Second Dose Expansion Cohort Costs exceed US$3,195,000 or the Dose Expansion Cohort CTM Costs exceed US$[***], the Parties agree to discuss such excess Costs [***] as well as each Party’s responsibility for such excess Costs; provided, however, that Shattuck will have no obligation to incur Second Dose Expansion Cohort Costs in excess of US$3,195,000 or Dose Expansion Cohort CTM Costs in excess of US$4,000,000 under this Agreement unless Millennium agrees to reimburse such excess costs. Millennium will be responsible for such Second Dose Expansion Cohort Costs and for fifty percent (50%) of the Dose Expansion Cohort CTM Costs regardless of whether Millennium exercises the DM Exclusive Option with respect to DM1 as of the time such Costs were incurred, provided, notwithstanding anything to the contrary contained herein, if Shattuck enters into a licensing, collaboration, or asset transfer transaction for the Exploitation of DM1 with any party other than Millennium or its Affiliates (a “Subsequent Transaction”) at any time on or before the date that is the [***] of the conclusion of the [***] for the final subject enrolled in the Second Dose Expansion Cohort, Shattuck shall (i) be solely responsible for any Second Dose Expansion Cohort Costs incurred on or after Shattuck enters into such Subsequent Transaction, and (ii) reimburse Millennium for all Second Dose Expansion Cohort Costs incurred by Shattuck and reimbursed by Millennium to Shattuck after the date Millennium informs Shattuck in writing of its decision not to exercise the DM Exclusive License in respect of DM1. Shattuck shall provide Millennium with written notice of any such Subsequent Transaction within [***] following execution or the closing date, as applicable, of such Subsequent Transaction.

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OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

For the avoidance of doubt, the Second Dose Expansion Cohort Costs and Dose Expansion Cohort CTM Costs that must be reimbursed by Millennium to Shattuck will only include such costs that are incurred under the Second Dose Expansion Cohort Plan. In the event that, following the Amendment No. 3 Effective Date, the scope of the Second Dose Expansion Cohort Plan is expanded in accordance with Section 5.10(g), and such expansion results in excess Second Dose Expansion Cohort Costs and Second Dose Expansion CTM Costs (each such excess, “Excess Second Dose Expansion Cohort Costs”), [***].

Within [***] following the last day of each Calendar Quarter in which Excess Second Dose Expansion Cohort Costs are incurred for which Millennium is responsible in accordance with this Section 5.3(h), Shattuck will send a detailed invoice of such costs to Millennium, and within [***] following receipt of such invoice, Millennium will pay to Shattuck the amount due as reimbursement for such Excess Second Dose Expansion Cohort Costs in accordance with Section 5.6 hereof. Millennium will be responsible for such Excess Second Dose Expansion Cohort Costs regardless of whether Millennium exercises the DM Exclusive Option with respect to DM1 as of the time such Excess Second Dose Expansion Cohort Costs were incurred, provided, notwithstanding anything to the contrary contained herein, if Shattuck enters into a Subsequent Transaction at any time on or before the date that is the [***] of the conclusion of the [***] for the final subject enrolled in the Second Dose Expansion Cohort, Shattuck shall (i) be solely responsible for any Excess Second Dose Expansion Cohort Costs incurred on or after Shattuck enters into such Subsequent Transaction, and (ii) reimburse Millennium for all Excess Second Dose Expansion Cohort Costs incurred by Shattuck and reimbursed by Millennium to Shattuck after the date Millennium informs Shattuck in writing of its decision not to exercise the DM Exclusive License in respect of DM1. Shattuck shall provide Millennium with written notice of any such Subsequent Transaction within [***] following execution or the closing date, as applicable, of such Subsequent Transaction.”

For the avoidance of doubt, Shattuck will be solely responsible for all internal and out-of-pocket expenses and costs incurred by Shattuck and its Affiliates in the performance of the First Dose Expansion Cohort, it being understood that Millennium will bear fifty percent (50%) and Shattuck will bear fifty percent (50%) of all Dose Expansion Cohort CTM Costs (provided that Millennium’s fifty percent (50%) share of the Dose Expansion Cohort CTM Costs shall not exceed US$4,000,000).

2.9	Section 5.3(i). Section 5.3 of the Agreement is hereby amended by adding the following subsection (i) thereto:

“(i)

DM2 Supplementary Dose Expansion Cohort. During the Development Term in respect of DM2, Millennium may by written notice to Shattuck request Shattuck (each such written request, a “DM2 Supplementary Notice”) [***] to Manufacture (or have Manufactured) materials sufficient to conduct, and will conduct, any dose expansion cohort study in humans for purposes [***] (each, a “DM2 Supplementary Dose Expansion Cohort”); provided, however, Shattuck may decline to conduct any such

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requested dose expansion cohort study at Shattuck’s sole discretion. Within [***] following Shattuck’s receipt of a DM2 Supplementary Notice, the Parties will negotiate [***] a study plan (and associated budget) and an amendment to the Agreement to include terms with respect to such DM2 Supplementary Dose Expansion Cohort, which shall be substantially similar to the terms pursuant to Sections 5.3(g) and (h) in respect of DM1, any such amendment to the Agreement subject to mutual agreement by the Parties.

2.10

Section 6.1(b)(iii), (iv) and (v). Section 6.1(b) of the Agreement is hereby further amended by amending subsections (iii), (iv) and (v) and replacing it with subsections (iii), (iv) and (v) below, respectively:

“(iii) Millennium Combination IP and CMC Collaboration IP will be jointly owned by Shattuck and Millennium, with each Party owning an equal and undivided interest in such Intellectual Property with the full right to exploit such jointly owned Intellectual Property without the consent of, or any obligation to account to, the other Party;

(iv) for any other Intellectual Property that is not Combination IP, CMC Collaboration IP, Millennium Technology IP or Shattuck IP, that is developed by either Party or its respective Affiliates in the course of performing their obligations under this Agreement (including under the Development Plan) (“Other IP”), ownership will follow inventorship; and”

“(v) Millennium will promptly disclose to Shattuck in writing the development, making, conception or reduction to practice of any Shattuck IP, Combination IP, CMC Collaboration IP, Data or Other IP. Shattuck will promptly disclose to Millennium in writing the development, making, conception or reduction to practice of any Millennium Technology IP, Combination IP or Other IP. The Parties will cooperate with each other to effectuate ownership of any such Intellectual Property as set forth in this Agreement, including executing such papers and instruments, requiring employees or others to execute such papers or instruments, and recording such papers or instruments, to effectuate the ownership of such Patent Rights, and to enable the Patent Prosecution thereof in any country or region. Millennium agrees to assign, and hereby assigns, to Shattuck all Shattuck IP and an undivided one-half interest in and to any Millennium Combination IP and CMC Collaboration IP that is conceived or reduced to practice by or on behalf of Millennium or its Affiliates during the Term. Shattuck agrees to assign, and hereby assigns, to Millennium all Millennium Technology IP and an undivided one-half interest in and to any Millennium Combination IP that is conceived or reduced to practice by or on behalf of Shattuck or its Affiliates during the Term.”

2.11	Section 6.2. Section 6.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

2.12

“Millennium hereby grants to Shattuck and its Affiliates a non-exclusive, royalty-free, fully paid-up, worldwide license, with the right to sublicense, to and under the Millennium Technology IP for the limited purpose of allowing Shattuck and its Affiliates to conduct Development activities pursuant to this Agreement and the Development Plan.”

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2.13	Section 6.3. Subsections 6.3 (a) – (e) of the Agreement are hereby deleted in their entirety and replaced with the following:

“(a)

During the Term, Shattuck will have the right and final authority, but not the obligation, to prepare, file, prosecute, maintain and control Patent Rights covering Shattuck IP, with patent counsel of its choice and at Shattuck’s sole cost, including initiating interferences, re-examinations, reissues, oppositions, revocation actions and the like, and gaining patent term adjustments or restorations, supplemental protection certificates or their equivalents, and patent term extensions with respect thereto (“Patent Prosecution”); provided, however, that with respect to Development Molecule IP, Combination IP (including Millennium Combination IP) and CMC Collaboration IP (in the case of Millennium Combination IP and CMC Collaboration IP only where, following Section 6.3(c), the Parties have agreed that Shattuck will control prosecution of Millennium Combination IP or CMC Collaboration IP), Shattuck will retain outside counsel that is acceptable to Millennium.

(b)

Shattuck will keep Millennium informed, through the JPC, of all material matters with regard to the Patent Prosecution of the Patent Rights within the Development Molecule IP, Combination IP (including Millennium Combination IP) and CMC Collaboration IP (only where, following Section 6.3(c), the Parties have agreed that Shattuck will control prosecution of Millennium Combination IP and CMC Collaboration IP), as applicable, including by using [***] to provide Millennium with prior written notice a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing (including the substantial narrowing, cancellation or abandonment of any claim(s) without retaining the right to pursue such subject matter in a separate application, or the failure to file or perfect the filing of any claim(s) in any country for which the JPC has recommended pursing patent protection for such claim), so that Millennium has a reasonable opportunity to review and comment. Shattuck will consider any such comments received from Millennium in good faith. Similarly, to the extent, following Section 6.3(c), the Parties have agreed that Millennium will control prosecution of Millennium Combination IP or CMC Collaboration IP, Millennium will keep Shattuck informed, through the JPC, of all material matters with regard to the Patent Prosecution of the Millennium Combination IP or CMC Collaboration IP, as applicable, including by using [***] to provide Shattuck with prior written notice a reasonable time prior to taking or failing to take any action that would affect the scope or validity of any such filing, so that Shattuck has a reasonable opportunity to review and comment. Millennium will consider any such comments received from Shattuck [***].

(c)

Unless the Parties otherwise agree in writing, on a Molecule-by-Molecule basis, prior to exercise by Millennium of the DM Exclusive Option for the Molecule pursuant to Section 4.1, the Parties will not prepare, file, or prosecute Patent Rights Covering any Millennium Combination IP or CMC Collaboration IP. For clarity, should the Parties agree to prepare, file, or prosecute Patent Rights Covering any Millennium Combination IP or

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Collaboration IP prior to exercise by Millennium of the DM Exclusive Option for the Molecule pursuant to Section 4.1, the Parties will also designate which Party will control prosecution of such Millennium Combination IP or CMC Collaboration IP.

(d)

Within [***] following the Effective Date, the Parties will establish a Joint Patent Committee (“Joint Patent Committee” or “JPC”) which will be responsible for keeping each Party reasonably informed of all inventions arising under the Development Program, sharing material information and coordinating strategy for the Patent Prosecution of Patent Rights of ARC Technology IP, Development Molecule IP, Selected Molecule IP, Combination IP and CMC Collaboration IP.

(i)

The JPC will be comprised of [***] of representatives of each Party, with each Party having at least [***] representative on the JPC at all times. JPC members will have expertise appropriate for the function and purpose of the JPC. Each Party may replace its representative(s) on the JPC from time to time in its discretion with prior written notice to the other Party. Shattuck will select one of the Shattuck representatives of the JPC to be responsible for coordinating meetings of the JPC and preparing an agenda for each meeting (the “JPC Chair”).

(ii)

The JPC will have no decision-making authority. It will serve only as a forum for the Parties to discuss and collaborate with respect to Patent Prosecution matters applicable to the Development Molecules, Selected Molecules, Combinations and Patent Rights under the CMC Collaboration IP, including: overseeing and coordinating the activities of the mutually acceptable outside counsel; facilitating the Parties’ discussions regarding which claims of the Shattuck IP existing as of the Effective Date fall within the ARC Technology IP, which claims fall within the Development Molecule IP, which claims fall within the Selected Molecule IP, and which claims fall within the Combination IP (including Millennium Combination IP), and which claims fall within the CMC Collaboration IP (and keeping a written record of such discussions) and filing continuations and/or divisional applications as necessary to segregate the claims into separate Patent Rights Covering each category, to the extent possible; discussing new patent filing strategy, and claims strategy with the goal of continuing to segregate Patent Rights Covering Development Molecule IP, Selected Molecule IP, Combination IP, CMC Collaboration IP and ARC Technology IP, respectively, to the extent possible; and coordinating with each other to reasonably avoid creating potential issues in Patent Prosecution of patent applications. The JPC will be dissolved upon expiration of the Development Period (and in the event the Parties enter into a DM License Agreement and/or SM License Agreement, the relevant functions of the JPC will be conducted by the joint patent committee created pursuant to such agreement(s)).

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(e)

To the extent Shattuck desires to include any unpublished Know-How pertaining to a Development Molecule, a Selected Molecule, a Combination or CMC Collaboration IP in a patent application Covering ARC Technology IP, or submit any unpublished Know-How pertaining to a Development Molecule, a Selected Molecule, a Combination or CMC Collaboration IP to a patent office in furtherance of Prosecution of ARC Technology IP, Shattuck will inform Millennium no less than [***] in advance of the intended filing or submission date and provide Millennium with an opportunity to review and comment on such filing or submission. Shattuck will consider Millennium’s comments in good faith. Shattuck agrees that, without the prior written consent of Millennium, neither Shattuck nor any of its Affiliates will disclose any unpublished Know-How solely pertaining to Selected Molecule IP, Development Molecule IP, Combination IP or CMC Collaboration IP in any patent application Covering ARC Technology IP, or Prosecution thereof, in a manner that would reasonably be expected to prejudice the ability to patent any Know-How Covering Development Molecule IP, Selected Molecule IP, Combination IP or CMC Collaboration IP.”

2.14	Section 6.4. Section 6.4 of the Agreement is deleted in its entirety and replaced with the following:

“During the Term, Shattuck will not finally abandon or allow to lapse, or otherwise cease Patent Prosecution of any of the Patent Rights under the ARC Technology IP, Development Molecule IP, Combination IP (including Millennium Combination IP) or CMC Collaboration IP (in the case of Millennium Combination IP and CMC Collaboration IP, where the Parties agreed under Section 6.3(c) to file and that Shattuck would control Patent Prosecution of such Millennium Combination IP or CMC Collaboration IP), unless the JPC has [***] recommended such action.”

2.15	Section 8.5(c)(i). Section 8.5(c)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Shattuck will grant to Millennium a royalty-free, fully-paid-up, worldwide license, with the right to grant sublicenses, to and under the Shattuck IP, Other IP Controlled by Shattuck and Shattuck’s interest in Combination IP and CMC Collaboration IP for the limited purpose of performing any and all activities associated with the conduct of the Development Program (which, for clarity, need not be conducted pursuant to the Development Plan) that would otherwise have been performed by Shattuck under this Agreement had it not been terminated, and such license will survive until the earlier of (a) the [***] of the Effective Date or (b) the date on which Millennium has exercised its option to be granted an exclusive license to each of DM1, DM2, SM1 and SM2 (or affirmatively declined (in a written notice provided to Shattuck) to exercise such options). The foregoing license will be exclusive as to the Development Molecule IP, Selected Molecule IP, Combination IP, CMC Collaboration IP and the ARC Technology IP (but in the case of ARC Technology IP and CMC Collaboration IP, it will be exclusive only with respect to the Target Pairs that are Targeted by the Molecules with respect to which Millennium is continuing Development, and it will otherwise be nonexclusive) and non-exclusive as to the Other IP.”

23

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

2.16	Section 8.6. Section 8.6 of the Agreement is hereby amended by deleting the last sentence thereof in its entirety and replacing with the following:

“Notwithstanding anything herein to the contrary, the following provisions will survive termination or expiration of this Agreement: Article 1 (to the extent necessary to give effect to the other Sections listed in this Section 8.6), Section 2.9(a) (to the extent applicable by operation of Section 8.5(c)(vi)), Section 2.10(a), (c), (d) (solely with respect to each Party’s obligations to return or destroy certain tangible objects and Material pursuant to clause (d)) and (e), Article 4 (to the extent applicable by operation of Section 8.5(b)), Sections 5.3(g), 5.3(h), 5.4, 5.5, 5.6, 5.7, 5.8, and 5.9 (in the case of Section 5.9, for a period of one (1) year following the termination date), Section 6.1, 6.2 (last sentence only), Article 7 (for the duration stated therein), Sections 8.5 and 8.6, Section 9.5, Article 10 (with respect to Section 10.3, for the term stated therein), and Sections 11.2, 11.4, 11.5, 11.7, 11.9, 11.10, 11.11, 11.12, 11.14 and 11.15.”

2.17	Amendments to the DM License Agreement. Section 1.1 and Article 3 of the DM License Agreement is hereby amended as further provided in Exhibit 1 to this Amendment.

3	Schedule K. Exhibit 2 to this Amendment is hereby added as Schedule K to the Agreement.

4	Schedule L. Exhibit 3 to this Amendment is hereby added as Schedule L to the Agreement.

5	Schedule M. Exhibit 4 to this Amendment is hereby added as Schedule M to the Agreement.

6	Schedule N. Exhibit 5 to this Amendment is hereby added as Schedule N to the Agreement.

7	Mutual Representation of Authority; Consents. Each Party represents and warrants to the other that:

(a)	it is duly incorporated and organized, validly existing and in good standing under the laws of its jurisdiction of incorporation;

(b)	it has full right, corporate power and authority to enter into this Amendment and to perform its obligations under this Amendment;

(c)

this Amendment has been duly executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with the terms hereof, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to the rights of creditors generally and rules of law and equity governing specific performance, injunctive relief and other equitable remedies;

24

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

(d)

the execution, delivery and performance of this Amendment by such Party has been duly authorized by all necessary corporate action of such Party and does not and will not during the Term: violate any Applicable Law; conflict with or constitute a breach or default under any agreement, instrument or understanding, oral or written, to which it or any of its Affiliates is a party or by which it or such Affiliates may be bound; or conflict with or violate such Party’s corporate charter or bylaws;

(e)

no consents, approvals or authorizations under Applicable Law or from Third Parties (including Governmental Entities) are required to be obtained in connection with the execution, delivery and performance of this Amendment; and

(f)

each Party’s (and each Party’s Affiliates’) employees and consultants have assigned, or will assign, to such Party all of their right, title, and interest in any Intellectual Property arising from activities conducted under this Amendment.

8

Continuing Effect of Agreement. Except as otherwise expressly modified by this Amendment, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Agreement, all of which shall continue to be in full force and effect (including, without limitation, Section 4.1(e) thereof).

9

Counterparts. This Amendment may be executed in counterparts, each of which counterparts, when so executed and delivered, will be deemed to be an original, and all of which counterparts, taken together, will constitute one and the same instrument. For purposes of execution, a copy of this Amendment or any amendment hereto will be deemed an original (including a printed copy of a PDF file delivered via email (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or a facsimile transmitted telephonically via a fax machine).

10

Governing Law. This Amendment and all questions regarding the existence, validity, interpretation, breach or performance of this Amendment, will be governed by, and construed and enforced in accordance with, the laws of the State of New York, U.S., without reference to its conflicts of law principles.

11

Jurisdiction and Venue. Each Party irrevocably consents to the exclusive jurisdiction and venue in any federal court of the U.S. located in the Southern District of New York (or, if any such court of the U.S. located in the Southern District of New York declines to accept jurisdiction over a particular matter, any state court located in New York, NY) in connection with any matter based upon or arising out of this Agreement or the transactions contemplated hereby, and agrees not to commence any legal proceedings relating to or arising out of this Agreement or the transactions contemplated hereby in any jurisdiction or courts other than as provided herein. Each Party waives and covenants not to assert or plead any objection that such Party might otherwise have to such jurisdiction, venue or process.

12	Effectiveness. This Amendment shall be effective upon execution by Millennium and Shattuck.

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[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

MILLENNIUM PHARMACEUTICALS, INC.

By:	/s/ Teresa Bitetti
Name:	Teresa Bitetti
Title:	President

[Signature Page to Amendment No. 3 to Collaboration Agreement]

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN

OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY

DISCLOSED.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

SHATTUCK LABS, INC.

By:	/s/ Taylor Schreiber
Name:	Taylor Schreiber
Title:	CEO

[Signature Page to Amendment No. 3 to Collaboration Agreement]